                                                      Registration No. 333-15569
                                                                       811-07913



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-6

              FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933 OF
             SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED ON FORM
                                      N8B-2

                         Post-Effective Amendment No. 3

                     FULCRUM VARIABLE LIFE SEPARATE ACCOUNT
           OF ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                           (Exact Name of Registrant)


             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                               440 Lincoln Street
                               Worcester, MA 01653
                     (Address of Principal Executive Office)


                   Abigail M. Armstrong, Secretary and Counsel
             Allmerica Financial Life Insurance and Annuity Company
                               440 Lincoln Street
                               Worcester, MA 01653
               (Name and Address of Agent for Service of Process)


             It is proposed that this filing will become effective:

                    immediately upon filing pursuant to paragraph (b)
                ----
                 X  on May 1, 1999 pursuant to paragraph (b) 60 days
                ----
                    after filing pursuant to paragraph (a) (1) this
                ----
                    post-effective amendment designates a new
                ----
                    effective date for a previously filed post-effective
                ----amendment.


                         FLEXIBLE PREMIUM VARIABLE LIFE

Pursuant to Reg. Section 270.24f-2 of the Investment Company Act of 1940 ("1940 Act"), Registrant hereby declares that an indefinite amount of its securities is being registered under the Securities Act of 1933 ("1933 Act"). The Rule 24f-2 Notice for the issuer's fiscal year ended December 31, 1998 was filed on or before March 30, 1999.

                      RECONCILIATION AND TIE BETWEEN ITEMS
                        IN FORM N-8B-2 AND THE PROSPECTUS

ITEM NO. OF
FORM N-8B-2                CAPTION IN PROSPECTUS
-----------                ---------------------
1..........................Cover Page
2..........................Cover Page
3..........................Not Applicable
4..........................Distribution
5..........................The Company, The Variable Account
6..........................The Variable Account
7..........................Not Applicable
8..........................Not Applicable
9..........................Legal Proceedings
10.........................Summary; Description of The Company, The Variable Account, The Fulcrum Trust, and Allmerica
                           Investment Trust; The Contract; Contract Termination and Reinstatement; Other Contract Provisions
11                         Summary; Allmerica Investment Trust; Investment Objectives and Policies
12.........................Summary; Allmerica Investment Trust
13.........................Summary; Allmerica Investment Trust; Charges and Deductions
14.........................Summary; Application for a Contract
15.........................Summary; Application for a Contract; Premium Payments; Allocation of Net Premiums
16                         The Variable Account; Allmerica Investment Trust; Allocation of Net Premiums
17                         Summary; Surrender; Partial Withdrawal; Charges and Deductions; Contract Termination and Reinstatement
18                         The Variable Account; Allmerica Investment Trust; Premium Payments
19.........................Reports; Voting Rights
20.........................Not Applicable
21.........................Summary; Contract Loans; Other Contract Provisions
22.........................Other Contract Provisions
23.........................Not Required
24.........................Other Contract Provisions
25.........................The Company
26.........................Not Applicable
27.........................The Company
28.........................Directors and Principal Officers of the Company
29.........................The Company
30.........................Not Applicable
31.........................Not Applicable
32.........................Not Applicable
33.........................Not Applicable
34.........................Not Applicable
35.........................Distribution
36.........................Not Applicable
37.........................Not Applicable
38.........................Summary; Distribution
39.........................Summary; Distribution
40.........................Not Applicable
41.........................The Company; Distribution
42.........................Not Applicable


43.........................Not Applicable
44.........................Premium Payments; Contract Value and Cash Surrender Value
45.........................Not Applicable
46.........................Contract Value and Cash Surrender Value; Federal Tax Considerations
47.........................Allmerica Financial
48.........................Not Applicable
49.........................Not Applicable
50.........................The Variable Account
51.........................Cover Page; Summary; Charges and Deductions; The Contract; Contract Termination and Reinstatement; Other
                           Contract Provisions
52.........................Addition, Deletion or Substitution of Investments
53.........................Federal Tax Considerations
54.........................Not Applicable
55.........................Not Applicable
56.........................Not Applicable
57.........................Not Applicable
58.........................Not Applicable
59.........................Not Applicable

                      ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                                     WORCESTER, MASSACHUSETTS
                    A MODIFIED SINGLE PAYMENT VARIABLE LIFE INSURANCE CONTRACT
                                   FULCRUM FUND NEXT GENERATION



                        This Prospectus provides important information about
                        Vari-Exceptional Life modified single payment
                        variable life insurance contracts offered by
                        Allmerica Financial Life Insurance and Annuity
                        Company. The Contracts provide for life insurance
                        coverage and for the accumulation of a Contract
                        Value. The Contracts require the Contract Owner to
                        make an initial payment of at least $25,000. The
                        Contracts are funded through the Fulcrum Variable
                        Life Separate Account, a separate investment account
                        of the Company that is referred to as the Variable
                        Account, and the fixed-interest account that is
   PLEASE READ THIS     referred to as the General Account.
 PROSPECTUS CAREFULLY
 BEFORE INVESTING AND
  KEEP IT FOR FUTURE
      REFERENCE.

                        The Variable Account is subdivided into Sub-Accounts.
                        Each Sub-Account invests exclusively in shares of one of the following Funds of Allmerica Investment Trust and The Fulcrum Trust.
    VARIABLE LIFE
   POLICIES INVOLVE
        RISKS
  INCLUDING POSSIBLE
  LOSS OF PRINCIPAL.



                                            ALLMERICA INVESTMENT TRUST
                                            ----------------------------------------
  THIS PROSPECTUS MUST                      Money Market Fund
   BE ACCOMPANIED BY                        THE FULCRUM TRUST
  PROSPECTUSES OF THE                       ----------------
         FUNDS.                             Global Interactive/Telecomm Portfolio
                                            International Growth Portfolio
                                            Growth Portfolio
                                            Value Portfolio
                                            Strategic Income Portfolio



                          Each Contract is a "modified endowment contract"
                          for federal income tax purposes, except in certain
                          circumstances described in FEDERAL TAX
  THIS LIFE POLICY IS     CONSIDERATIONS. A loan, distribution or other
        NOT:              amounts received from a modified endowment
 - A BANK DEPOSIT OR      contract during the life of the Insured will be
   OBLIGATION;            taxed to the extent of accumulated income in the
 - FEDERALLY INSURED;     Contract. Death Benefits under a modified
 - ENDORSED BY ANY        endowment contract, however, are generally not
   BANK OR                subject to federal income tax, except in certain
   GOVERNMENTAL           cases described in FEDERAL TAX CONSIDERATIONS.
   AGENCY.                This Prospectus can also be obtained from the
                          Securities and Exchange Commission's website
                          (http://www.sec.gov).

                          IT MAY NOT BE ADVANTAGEOUS TO REPLACE EXISTING INSURANCE WITH THE POLICY.

                          THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED THAT THE INFORMATION IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                          CORRESPONDENCE MAY BE MAILED TO




                        ALLMERICA LIFE                                       DATED MAY 1, 1999
                        P.O. BOX 8014                                        440 LINCOLN STREET
                        BOSTON, MA 02266-8014                                WORCESTER, MASSACHUSETTS 01653
                                                                             (508) 855-1000

                               TABLE OF CONTENTS


SPECIAL TERMS.........................................................................          3
SUMMARY...............................................................................          6
DESCRIPTION OF THE COMPANY, THE VARIABLE ACCOUNT, THE FULCRUM TRUST AND ALLMERICA
  INVESTMENT TRUST....................................................................         14
INVESTMENT OBJECTIVES AND POLICIES....................................................         16
THE CONTRACT..........................................................................         16
  Application for a Contract..........................................................         16
  Free-Look Period....................................................................         17
  Conversion Privilege................................................................         17
  Payments............................................................................         17
  Allocation of Net Payments..........................................................         18
  Transfer Privilege..................................................................         18
  Death Benefit.......................................................................         19
  Contract Value......................................................................         20
  Payment Options.....................................................................         22
  Optional Insurance Benefits.........................................................         22
  Surrender...........................................................................         22
  Partial Withdrawal..................................................................         22
CHARGES AND DEDUCTIONS................................................................         23
  Monthly Deductions..................................................................         23
  Daily Deductions....................................................................         24
  Surrender Charge....................................................................         24
  Partial Withdrawal Costs............................................................         24
  Transfer Charges....................................................................         25
CONTRACT LOANS........................................................................         25
CONTRACT TERMINATION AND REINSTATEMENT................................................         26
OTHER CONTRACT PROVISIONS.............................................................         27
FEDERAL TAX CONSIDERATIONS............................................................         28
  Allmerica Financial and The Variable Account........................................         28
  Taxation of the Contracts...........................................................         28
VOTING RIGHTS.........................................................................         30
DIRECTORS AND PRINCIPAL OFFICERS......................................................         31
DISTRIBUTION..........................................................................         32
REPORTS...............................................................................         32
LEGAL PROCEEDINGS.....................................................................         33
ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS.....................................         33
FURTHER INFORMATION...................................................................         34
INDEPENDENT ACCOUNTANTS...............................................................         34
MORE INFORMATION ABOUT THE FIXED ACCOUNT..............................................         34
YEAR 2000 DISCLOSURE..................................................................         35
FINANCIAL STATEMENTS..................................................................         35
APPENDIX A -- GUIDELINE MINIMUM SUM INSURED TABLE.....................................        A-1
APPENDIX B -- OPTIONAL INSURANCE BENEFITS.............................................        B-1
APPENDIX C -- PAYMENT OPTIONS.........................................................        C-1
APPENDIX D -- ILLUSTRATIONS...........................................................        D-1
APPENDIX E -- PERFORMANCE INFORMATION.................................................        E-1

                                 SPECIAL TERMS

AGE: how old the Insured is on his/her last birthday measured on the Date of Issue and each Contract anniversary.

BENEFICIARY: the person or persons you name to receive the Net Death Benefit when the Insured dies.


COMPANY: Allmerica Financial Life Insurance and Annuity Company. "We," "our," "us" and "Company" refer to Allmerica Financial Life Insurance and Annuity Company in this Prospectus.


CONTRACT OWNER: the person who may exercise all rights under the Contract, with the consent of any irrevocable Beneficiary. "You" and "your" refer to the Contract Owner in this Prospectus.

CONTRACT VALUE: the total value of your Contract. It is the SUM of the:

    - Value of the units of the Sub-Accounts credited to your Contract; PLUS

    - Accumulation in the Fixed Account credited to the Contract.

DATE OF ISSUE: the date the Contract was issued, used to measure the Monthly Processing Date, Contract months, Contract years and Contract anniversaries.

DEATH BENEFIT: the Face Amount (the amount of insurance determined by your Payment) or the Guideline Minimum Sum Insured (the minimum death benefit federal law requires), whichever is greater.

EVIDENCE OF INSURABILITY: information, including medical information, used to decide the Insured's Underwriting Class.

FACE AMOUNT: the amount of insurance coverage. The Face Amount is shown in your Contract.

FINAL PAYMENT DATE: the Contract anniversary before the Insured's 100th birthday. After this date, no Payments may be made and the Net Death Benefit is the Contract value less any Outstanding Loan.

FIXED ACCOUNT: a guaranteed account of the General Account that guarantees principal and a fixed minimum interest rate.


FUNDS: the portfolios of The Fulcrum Trust and the fund of Allmerica Investment Trust which are offered under the Contract. These are the Value Portfolio, Growth Portfolio, International Growth Portfolio, Strategic Income Portfolio, and Global Interactive/Telecomm Portfolio of The Fulcrum Trust and the Money Market Fund of Allmerica Investment Trust.


GENERAL ACCOUNT: all our assets other than those held in separate investment accounts.

GUIDELINE MINIMUM SUM INSURED: the minimum death benefit required to qualify the Contract as "life insurance" under federal tax laws. The guideline minimum sum insured is the PRODUCT of:

    - The Contract Value TIMES

    - A percentage based on the Insured's Age

GUIDELINE SINGLE PREMIUM: used to determine the Face Amount under the Contract.

INSURED: the person or persons covered under the Contract. If more than one person is named, all provisions of the Contract that are based on the death of the Insured will be based on the date of death of the last surviving Insured.

ISSUANCE AND ACCEPTANCE: the date we mail the Contract if the application is approved with no changes requiring your consent; otherwise, the date we receive your written consent to any changes.

LOAN VALUE: the maximum amount you may borrow under the Contract.

MONTHLY DEDUCTIONS: the amount of money that we deduct from the Contract Value each month to pay for the Monthly Maintenance Fee, Administration Charge, Monthly Insurance Protection Charge, Distribution Charge and the Federal and State Payment Tax Charge.

MONTHLY INSURANCE PROTECTION CHARGE: the amount of money that we deduct from the Contract Value each month to pay for the insurance.

MONTHLY PROCESSING DATE: the date, shown in your Contract, when Monthly Deductions are deducted.

NET DEATH BENEFIT: Before the Final Payment Date, the Net Death Benefit is:

    - The Death Benefit; MINUS

    - Any Outstanding Loan on the Insured's death, rider charges and Monthly Deductions due and unpaid through the Contract month in which the Insured dies, as well as any partial withdrawal costs and surrender charges.

After the Final Payment Date, the Net Death Benefit is:

    - The Contract Value; MINUS

    - Any Outstanding Loan on the Insured's death.

OUTSTANDING LOAN: all unpaid Contract loans plus loan interest due or accrued.

PAYMENT: the payment you must make to us.

PRINCIPAL OFFICE: our office at 440 Lincoln Street, Worcester, Massachusetts 01653.

PRO-RATA ALLOCATION: an allocation among the Fixed Account and the Sub-Accounts of the Variable Account in the same proportion that, on the date of allocation, the Contract Value in the Fixed Account (other than value subject to Outstanding
Loan) and the Contract Value in each Sub-Account bear to the total Contract
Value.

SECOND-TO-DIE: the Contract may be issued as a joint survivorship
("Second-to-Die") policy. Life insurance coverage is provided for two Insureds, with death benefits payable at the death of the last surviving Insured.

SUB-ACCOUNT: a subdivision of the Variable Account investing exclusively in the shares of a Fund.

SURRENDER VALUE: the amount payable on a full surrender. It is the Contract Value less any Outstanding Loan and surrender charges.

UNDERWRITING CLASS: the insurance risk classification that we assign the Insured based on the information in the application and other Evidence of Insurability we consider. The Insured's Underwriting Class will affect the Monthly Insurance Protection Charge.

UNIT: a measure of your interest in a Sub-Account.

VALUATION DATE: any day on which the net asset value of the shares of any Funds and Unit values of any Sub-Accounts are computed. Valuation Dates currently occur on:

    - Each day the New York Stock Exchange is open for trading; and

    - Other days (other than a day during which no Payment, partial withdrawal or surrender of a Contract was received) when there is a sufficient degree of trading in a Fund's portfolio securities so that the current net asset value of the Sub-Accounts may be materially affected.

VALUATION PERIOD: the interval between two consecutive Valuation Dates.

VARIABLE ACCOUNT: Fulcrum Variable Life Separate Account, one of Allmerica Financial's separate investment accounts.

WRITTEN REQUEST: your request in writing, satisfactory to us, received at our Principal Office.

                                    SUMMARY

WHAT IS THE CONTRACT'S OBJECTIVE?

The objective of the Contract is to give permanent life insurance protection and to help you build assets tax deferred. Benefits available through the Contract include:

    - A life insurance benefit that can protect your family;

    - Payment options that can guarantee an income for life, if you want to use your Contract for retirement income;

    - A personalized investment portfolio you may tailor to meet your needs, time frame and risk tolerance level;

    - Experienced professional investment advisers who are compensated on an incentive fee basis; and

    - Tax deferral on earnings while your money is accumulating.

The Contract combines features and benefits of traditional life insurance with the advantages of professional money management. However, unlike the fixed benefits of ordinary life insurance, the Contract Value will increase or decrease depending on investment results. Unlike traditional insurance policies, the Contract has no fixed schedule for payments.

WHO ARE THE KEY PERSONS UNDER THE CONTRACT?

The Contract is a contract between you and us. Each Contract has a Contract Owner ("you"), the Insured and a Beneficiary. As Contract Owner, you make the payments, choose investment allocations, and select the Insured and Beneficiary. The Insured is the person covered under the Contract. The Beneficiary is the person who receives the Net Death Benefit when the Insured dies.

WHAT HAPPENS WHEN THE INSURED DIES?

We will pay the Net Death Benefit to the Beneficiary when the Insured dies while the Contract is in effect. If the Contract was issued as a Second-to-Die policy, the Net Death Benefit will be paid on the death of the last surviving Insured. The Death Benefit is the Face Amount (the amount of insurance determined by your Payment) or the minimum death benefit federal tax law requires, whichever is greater. The Net Death Benefit is the Death Benefit less any Outstanding Loan, rider charges and Monthly Deductions due and unpaid through the Contract month in which the Insured dies, as well as any partial withdrawals and surrender charges. However, after the Final Payment Date, the Net Death Benefit is the Contract Value less any Outstanding Loan. The Beneficiary may receive the Net Death Benefit in a lump sum or under a payment option we offer.

CAN I EXAMINE THE CONTRACT?

Yes. You have the right to examine and cancel your Contract by returning it to us or to one of our representatives within 10 days (or such later date as required in your state) after you receive the Contract.

If your Contract provides for a full refund under its "Right to Cancel" provision as required in your state, your refund will be your entire Payment.

If your Contract does not provide for a full refund, you will receive:

    - Amounts allocated to the Fixed Account; PLUS

    - The Contract Value in the Variable Account; PLUS

    - All fees, charges and taxes which have been imposed.

Your refund will be determined as of the Valuation Date that the Contract is received at our Principal Office.

WHAT ARE MY INVESTMENT CHOICES?

You currently have a choice of six Funds:


    - Global Interactive/Telecomm Portfolio of The Fulcrum Trust
     Managed by GAMCO Investors, Inc.



    - International Growth Portfolio of The Fulcrum Trust
     Managed by Bee & Associates Incorporated



    - Growth Portfolio of The Fulcrum Trust
     Managed by Analytic Investors, Inc.



    - Value Portfolio of The Fulcrum Trust
     Managed by GAMCO Investors, Inc.


    - Strategic Income Portfolio of The Fulcrum Trust,
     Managed by Allmerica Asset Management, Inc.

    - Money Market Fund of Allmerica Investment Trust
     Managed by Allmerica Asset Management, Inc.

This range of investment choices allows you to allocate your money among the various Funds to meet your investment needs. If your Contract provides for a full refund under its "Right to Cancel" provision as required in your state, we will allocate all Sub-Account investments to the Money Market Fund. Relocation will then be made to the Sub-Account investments you selected on the application no later than the expiration of the Right to Cancel period.

The Contract also offers a Fixed Account. The Fixed Account is a guaranteed account offering a minimum interest rate. It is part of the General Account of the Company.

WHO ARE THE INVESTMENT ADVISERS?


THE FULCRUM TRUST. Allmerica Financial Investment Management Services, Inc. ("AFIMS"), an affiliate of the Company, serves as overall manager of The Fulcrum Trust and is responsible for administrative and general supervisory services to the Portfolios. The Fulcrum Trust and AFIMS have entered into Sub-Adviser Agreements with certain investment advisers for investment management services for the Portfolios.



The Portfolio Managers of the five Portfolios of The Fulcrum Trust are as follows:



PORTFOLIO                                   PORTFOLIO MANAGER
------------------------------------------  ------------------------------------------
Global Interactive/Telecomm Portfolio       GAMCO Investors, Inc.
International Growth Portfolio              Bee & Associates Incorporated
Growth Portfolio                            Analytic Investors, Inc.
Value Portfolio                             GAMCO Investors, Inc.
Strategic Income Portfolio                  Allmerica Asset Management, Inc.


The Portfolio Managers (other than Allmerica Asset Management, Inc.) are not affiliated with the Company or the Trust.

ALLMERICA INVESTMENT TRUST. AFIMS is the investment manager of Allmerica Investment Trust and, subject to the direction of its Board of Trustees, handles the day-to-day affairs of the Trust. AFIMS has entered into a

Sub-Adviser Agreement with its affiliate, Allmerica Asset Management, Inc., for investment management services for the Money Market Fund.


For more information, see "The Fulcrum Trust" and "Allmerica Investment Trust."


CAN I MAKE TRANSFERS AMONG THE FUNDS AND THE FIXED ACCOUNT?

Yes. You may transfer among the Funds and the Fixed Account, subject to our consent and then current rules. You will incur no current taxes on transfers while your money is in the Contract. You also may elect automatic account rebalancing so that assets remain allocated according to a desired mix, or choose automatic dollar-cost averaging to gradually move funds into one or more Sub-Accounts. See THE CONTRACT -- "Transfer Privilege."

HOW MUCH CAN I INVEST AND HOW OFTEN?

The Contract requires a single payment on or before the Date of Issue. Additional Payments of at least $10,000 may be made as long as the total Payments do not exceed the Maximum Payment amount specified in the Contract.

WHAT IF I NEED MY MONEY?

You may borrow up to the Loan Value of your Contract. The Loan Value is 90% of your Contract Value less the surrender charge. You may also make partial withdrawals and surrender the Contract for its Surrender Value.

The guaranteed annual interest rate credited to the Contract Value securing a loan will be at least 4.0%. However, any portion of the Outstanding Loan that is a preferred loan will be credited with not less than 5.50%.

We will allocate Contract loans among the Sub-Accounts and the Fixed Account according to your instructions. If you do not make an allocation, we will make a Pro-Rata Allocation. We will transfer the Contract Value in each Sub-Account equal to the Contract loan to the Fixed Account.

You may surrender your Contract and receive its Surrender Value. You may make partial withdrawals of $1,000 or more from the Contract Value, subject to partial withdrawal costs and any applicable surrender charges. The Face Amount is reduced by each partial withdrawal. We will not allow a partial withdrawal if it would reduce the Contract Value below $25,000. A surrender or partial withdrawal may have tax consequences. See FEDERAL TAX CONSIDERATIONS -- "Taxation of the Contracts."

CAN I MAKE FUTURE CHANGES UNDER MY CONTRACT?

Yes. There are several changes you can make after receiving your Contract, within limits. You may

    - Cancel your Contract under its "Right to Cancel" provision;

    - Transfer your ownership to someone else;

    - Change the Beneficiary;

    - Change the allocation for any additional Payment, with no tax consequences under current law;

    - Make transfers of the Contract Value among the Funds, with no taxes incurred under current law; and

    - Add or remove the optional insurance benefits provided by the rider.

CAN I CONVERT MY CONTRACT INTO A FIXED CONTRACT?


Yes. You can convert your Contract without charge during the first 24 months after the Date of Issue. On conversion, we will transfer the Contract Value in the Variable Account to the Fixed Account. We will allocate any future payments to the Fixed Account, unless you instruct us otherwise.

WHAT CHARGES WILL I INCUR UNDER MY CONTRACT?

The following charges will apply to your Contract under the circumstances described. Some of these charges apply throughout the Contract's duration.

We deduct the following monthly charges from the Contract Value:

    - a $2.50 maintenance fee from Contracts with a Contract Value of less than $50,000 (See "Maintenance Fee");

    - 0.40% on an annual basis for the administrative expenses (See "Administration Charge");

    - 0.20% to 2.50% (depending on the type of Contract and Underwriting Class) on an annual basis for the cost of insurance (See "Monthly Insurance Protection Charge"); and

     For the first ten Contract years:

      * 0.30% on an annual basis for distribution expenses (See "Distribution Fee"); and

      * 0.40% on an annual basis for federal, state and local taxes (See "Federal & State Payment Tax Charge").

The following daily charge is deducted from the Variable Account:

    - 0.90% on an annual basis for the mortality and expense risks (See "Mortality and Expense Risk Charge").

WHAT ARE THE EXPENSES AND FEES OF THE FUNDS?

In addition to the charges described above, certain fees and expenses are deducted from the assets of the Funds. The levels of fees and expenses vary among the Funds. For more information concerning fees and expenses, see the prospectuses of the Funds.


The following table gives certain fee and expense information for the Funds for 1998. However, a performance-based management fee is provided for under the Management Agreements for the Portfolios of The Fulcrum Trust. The base fee is 2.00%, but the actual fee may vary from between 0.00% to 4.00%, depending on the Portfolio's performance. Because of the possibility of wide variations in the management fees from year-to-year, hypothetical expense information assuming fees of 0.00%, 2.00% and 4.00%, is shown below under "MORE INFORMATION ABOUT PERFORMANCE FEES."


                                               MANAGEMENT                                TOTAL FUND
                                                  FEES                                    EXPENSES
                                               (AFTER ANY        OTHER EXPENSES          (AFTER ANY
                                               VOLUNTARY           (AFTER ANY             WAIVERS/
FUND                                            WAIVERS)        REIMBURSEMENTS)       REIMBURSEMENTS)
------------------------------------------  ----------------  --------------------  --------------------
Global Interactive/Telecomm Portfolio.....         1.96%(1)            1.50%(2)              3.46%
International Growth Portfolio............         0.05%(1)            1.50%(2)              1.55%
Growth Portfolio..........................         0.00%(3)            1.20%(2)              1.20%
Value Portfolio...........................         0.30%(1)            1.20%(2)              1.50%
Strategic Income Portfolio................         0.67%(1)            1.50%(2)              2.17%
Money Market Fund.........................         0.26%               0.06%                 0.32%(4)



(1) A performance based advisory fee is in effect, which fee may vary anywhere from 0.00% to 4.00%.



(2) These numbers have been restated to reflect the expense limitations in effect during 1999. (Different expense limitations were in effect during 1998.) AFIMS has voluntarily agreed to limit operating expenses and reimburse those expenses to the extent that the Portfolios' "Other Expenses" during 1999 (i.e., expenses other than management fees) exceed the following expense limitations (expressed as an annualized percentage of average daily net assets): 1.50% for the Global Interactive/Telecomm Portfolio, 1.50% for the International Growth Portfolio, 1.20% for the Growth Portfolio, 1.20% for the Value Portfolio, and 1.50% for the Strategic Income Portfolio. These limitations are in effect through December 31, 1999. Without the effect of the expense limitations, the 1998 "Other Expenses" ratios would have been the following: 3.69% for the Global Interactive/Telecomm Portfolio, 5.09% for the International Growth Portfolio, 5.04% for the Growth Portfolio, 3.00% for the Value Portfolio, and 6.49% for the Strategic Income Portfolio.



(3) Effective August 1, 1998, a new Portfolio Manager, Analytic Investors, Inc., is in place for the Growth Portfolio. The Manager and the Portfolio Manager have voluntarily agreed to limit their fee from August 1, 1998 through July 31, 1999 to the lesser of the following two rates: (1) 0.80%, the rate specified in the Portfolio Manager Agreement; or (2) the rate that would have applied under the prior Portfolio Manager Agreement with the prior portfolio manager. The latter rate varies based on prior performance.



(4) Under the Management Agreement with Allmerica Investment Trust, AFIMS has declared a voluntary expense limitation of 0.60% for the Money Market Fund, the expenses of the Money Market Fund did not exceed the cap in 1998. The limitation may be terminated at any time.



The Underlying Fund information above was provided by the Underlying Funds and was not independently verified by the Company.


MORE INFORMATION ABOUT PERFORMANCE FEES


The tables below show the expenses of the Portfolios of The Fulcrum Trust as if the Portfolios paid performance based management fees of 0%, 2%, and 4%, respectively.



A performance-based management fee is currently in effect for the Portfolios of The Fulcrum Trust, other than the Growth Portfolio. The base fee is 2.00%, but the actual fee may vary from between 0.00% to 4.00%, depending on the Portfolio's performance. The base fee of 2.00% will be paid if the Portfolio's performance (net of all fees and expenses, including the management fee) is between 1.5 and 3.0 percentage points higher than the applicable benchmark index. A fee of 4.00% will be paid only if the Portfolio's performance (net of all fees and expenses, including the management fee) is at least 7.5 percentage points higher than the applicable benchmark index. No fee will apply if the Portfolio's performance is more than 3.0 percentage points lower than the applicable benchmark index; see the prospectus of The Fulcrum Trust for more details. Because of this variation, expense information assuming fees of 0.00%, 2.00% and 4.00% is shown below. The fee, however, could be any figure between 0.00% and 4.00%. In 1998, the actual management fees were 0.30% for the Value Portfolio, 0.00% for the Growth Portfolio, 0.05% for the International Growth Portfolio, 0.47% for the Strategic Income Portfolio and 1.96% Global Interactive/Telecomm Portfolio.



For the first 12 full calendar months after a new Portfolio Manager is hired (or, in the case of a Portfolio that had only one Portfolio Manager, for the first 12 full calendar months of operations, the advisory agreement set the management fee at an annual rate of 0.80% of the Portfolio's average daily net assets. As of the date of this prospectus, this initial fee is relevant for only one Portfolio -- the Growth Portfolio. Effective August 1, 1998, a new Portfolio Manager, Analytic Investors, Inc. ("Analytic"), is in place for the Growth Portfolio. The Manager and the Portfolio Manager have voluntarily agreed to limit their fee from August 1, 1998 through July 31, 1999 to the lesser of the following two rates: (1) 0.80%, the rate specified in the Portfolio Manager Agreement; or (2) the rate that would have applied under the prior Portfolio Manager Agreement with the prior portfolio manager. The latter rate varies based on prior performance.



For more information, see Footnotes 3 and 4, below, and the prospectus for The Fulcrum Trust.



EXAMPLE 1 -- ASSUMING ADVISORY FEE OF 0.00% FOR THE PORTFOLIOS OF THE FULCRUM
  TRUST.


(For the fee to be 0.00% a Portfolio's performance, net of all fees and expenses, would have to be more than 3.0 percentage points below the benchmark index.)


                                                                      OTHER EXPENSES
                                                                        (AFTER ANY
                                                     MANAGEMENT         APPLICABLE        TOTAL FUND
FUND                                                    FEES          REIMBURSEMENT)       EXPENSES
------------------------------------------------  ----------------  ------------------  --------------
Global Interactive/Telecomm Portfolio...........         0.00%(1)           1.50%(2)          1.50%
International Growth Portfolio..................         0.00%(1)           1.50%(2)          1.50%
Growth Portfolio................................         0.00%(4)           1.20%(2)          1.20%
Value Portfolio.................................         0.00%(1)           1.20%(2)          1.20%
Strategic Income Portfolio......................         0.00%(1)           1.50%(2)          1.50%
Money Market Fund...............................         0.27%              0.06%             0.32%(3)


EXAMPLE 2 -- ASSUMING ADVISORY FEE OF 2.00% FOR THE PORTFOLIOS OF THE FULCRUM
  TRUST.

(For the fee to be 2.00%, a Portfolio's performance, net of all fees and expenses, would have to be between 1.5 and 3.0 percentage points higher than the benchmark index.)


                                                                      OTHER EXPENSES
                                                                        (AFTER ANY
                                                     MANAGEMENT         APPLICABLE        TOTAL FUND
FUND                                                    FEES          REIMBURSEMENT)       EXPENSES
------------------------------------------------  ----------------  ------------------  --------------
Global Interactive/Telecomm Portfolio...........         2.00%(1)           1.50%(2)          3.50%
International Growth Portfolio..................         2.00%(1)           1.50%(2)          3.50%
Growth Portfolio................................         2.00%(4)           1.20%(2)          3.20%
Value Portfolio.................................         2.00%(1)           1.20%(2)          3.20%
Strategic Income Portfolio......................         2.00%(1)           1.50%(2)          3.50%
Money Market Fund...............................         0.26%              0.06%             0.32%(3)

EXAMPLE 3 -- ASSUMING ADVISORY FEE OF 4.00% FOR THE PORTFOLIOS OF THE FULCRUM
  TRUST.


(For the fee to be 4.00%, a Portfolio's performance, net of all fees and expenses, would have to be at least 7.5 percentage points higher than the benchmark index.)


                                                                      OTHER EXPENSES
                                                                        (AFTER ANY
                                                     MANAGEMENT         APPLICABLE        TOTAL FUND
FUND                                                    FEES          REIMBURSEMENT)       EXPENSES
------------------------------------------------  ----------------  ------------------  --------------
Global Interactive/Telecomm Portfolio...........         4.00%(1)           1.50%(2)          5.50%
International Growth Portfolio..................         4.00%(1)           1.50%(2)          5.50%
Growth Portfolio................................         4.00%(4)           1.20%(2)          5.20%
Value Portfolio.................................         4.00%(1)           1.20%(2)          5.20%
Strategic Income Portfolio......................         4.00%(1)           1.50%(2)          5.50%
Money Market Fund...............................         0.26%              0.06%             0.32%(3)


(1) A performance based advisory fee is in effect, which fee may vary anywhere from 0.00% to 4.00%.


(2) These numbers have been restated to reflect the expense limitations in effect during 1999. (Different expense limitations were in effect during 1998.) AFIMS has voluntarily agreed to limit operating expenses and reimburse those expenses to the extent that the Portfolios' "Other Expenses" during 1999 (i.e., expenses other than management fees) exceed the following expense limitations (expressed as an annualized percentage of average daily net assets): 1.50% for the Global Interactive/Telecomm Portfolio, 1.50% for the International Growth Portfolio, 1.20% for the Growth Portfolio, 1.20% for the Value Portfolio, and 1.50% for the Strategic Income Portfolio. There was a different expense limitation in effect during 1998. These limitations are in effect through December 31, 1999. Without the effect of the expense limitations, the 1998 "Other Expenses" ratios would have been the following: 3.69% for the Global Interactive/Telecomm Portfolio, 5.09% for the International Growth Portfolio, 5.04% for the Growth Portfolio, 2.99% for the Value Portfolio, and 3.00% for the Strategic Income Portfolio.



(3) Effective August 1, 1998, a new Portfolio Manager, Analytic Investors, Inc., is in place for the Growth Portfolio. The Manager and the Portfolio Manager have voluntarily agreed to limit their fee from August 1, 1998 through July 31, 1999 to the lesser of the following two rates: (1) 0.80%, the rate specified in the Portfolio Manager Agreement; or (2) the rate that would have applied under the prior Portfolio Manager Agreement with the prior portfolio manager. The latter rate varies based on prior performance.



(4) Under the Management Agreement with Allmerica Investment Trust, AFIMS has declared a voluntary expense limitation of 0.60% for the Money Market Fund, the expenses of the Money Market Fund did not exceed the cap in 1998. The limitation may be terminated at any time.



THE PRECEDING EXPENSE INFORMATION WAS PROVIDED TO US BY THE FUNDS, AND WE HAVE NOT INDEPENDENTLY VERIFIED SUCH INFORMATION. THESE FUND EXPENSES ARE NOT DIRECT CHARGES AGAINST SUB-ACCOUNT ASSETS OR REDUCTIONS FROM CONTRACT VALUE; RATHER, THESE FUND EXPENSES ARE TAKEN INTO CONSIDERATION IN COMPUTING EACH FUND'S NET ASSET VALUE, WHICH IS THE SHARE PRICE USED TO CALCULATE THE UNIT VALUES OF THE SUB-ACCOUNTS. FOR MORE INFORMATION CONCERNING FEES AND EXPENSES, SEE THE PROSPECTUSES OF THE FULCRUM TRUST AND ALLMERICA INVESTMENT TRUST.


WHAT CHARGES DO I INCUR IF I SURRENDER MY CONTRACT OR MAKE A PARTIAL WITHDRAWAL?

The charges below apply only if you surrender your Contract or make partial withdrawals:

    - Surrender Charge -- This charge applies on full surrenders within ten Contract years. The surrender charge begins at 9.75% of the Payment and decreases to 0% by the tenth Contract year.

    - Partial Withdrawal Costs -- We deduct from the Contract Value the following for partial withdrawals:


      - A transaction fee of 2.0% of the amount withdrawn, not to exceed $25, for each partial withdrawal for processing costs



      - The transaction fee applies to all partial withdrawals, including a Withdrawal without a surrender charge; and


      - A surrender charge on a withdrawal exceeding the "Free 10% Withdrawal."

The first 12 transfers of Contract Value in a Contract year are free. A transfer charge not to exceed $25 may apply for each additional transfer in the same Contract year. This charge is for the costs of processing the transfer.

WHAT ARE THE LAPSE AND REINSTATEMENT PROVISIONS OF MY CONTRACT?

The Contract will not lapse unless the Surrender Value on a Monthly Processing Date is less than zero.

There is a 62-day grace period in this situation. You may reinstate your Contract within three years after the grace period, within limits.

HOW IS MY CONTRACT TAXED?

The Contract has been designed to be a "modified endowment contract." However, an exchange under Section 1035 of the Internal Revenue Service Code ("Code") of a life insurance contract entered into before June 21, 1988 will not cause the this Contract to be treated as a modified endowment contract if no additional payments are made and there is no increase in the death benefit as a result of the exchange.

If the Contract is considered a modified endowment contract, all distributions (including Contract loans, partial withdrawals, surrenders and assignments) will be taxed on an "income-first" basis. Also, a 10% penalty tax may be imposed on that part of a distribution that is includible in income. However, the Net Death Benefit under the Contract is excludable from the gross income of the Beneficiary. In some circumstances, federal estate tax may apply to the Net Death Benefit or the Contract Value. See FEDERAL TAX CONSIDERATION -- "Taxation of the Contracts."

This Summary is intended to provide only a very brief overview of the more significant aspects of the Contract. This Prospectus and the Contract provide further detail. The Contract provides insurance protection for the named Beneficiary. The Contract and its attached application are the entire agreement between you and the Company.

                          DESCRIPTION OF THE COMPANY,
                    THE VARIABLE ACCOUNT, THE FULCRUM TRUST
                         AND ALLMERICA INVESTMENT TRUST



THE COMPANY. The Company is a life insurance company organized under the laws of Delaware in 1974. We are an indirect, wholly owned subsidiary of First Allmerica Financial Life Insurance Company, formerly named State Mutual Life Assurance Company of America ("First Allmerica"). First Allmerica was organized under the laws of Massachusetts in 1844, and is the fifth oldest life insurance company in America. Our Principal Office is 440 Lincoln Street, Worcester, Massachusetts 01653, Telephone 1-508-855-1000. As of December 31, 1998, the Company had over $14 billion in assets and over $26 billion of life insurance in force. We are subject to the laws of the state of Delaware, to regulation by the Commissioner of Insurance of Delaware, and to other laws and regulations where we are licensed to operate.



The Company is a charter member of the Insurance Marketplace Standard Association ("IMSA"). Companies that belong to IMSA subscribe to a rigorous set of standards that cover the various aspects of sales and service for individually sold life insurance and annuities. IMSA members have adopted policies and procedures that demonstrate a commitment to honesty, fairness and integrity in all customer contacts involving sales and service of individual life insurance and annuity products.



THE VARIABLE ACCOUNT. The Variable Account is a separate investment account with six Sub-Accounts. Each Sub-Account invests in a Fund of The Fulcrum Trust and Allmerica Investment Trust. The assets used to fund the variable part of the Contracts are set aside in Sub-Accounts and are separate from our general assets. We administer and account for each Sub-Account as part of our general business. However, income, capital gains and capital losses are allocated to each Sub-Account without regard to any of our other income, capital gains or capital losses. Under Delaware law, the assets of the Variable Account may not be charged with any liabilities arising out of any other business of ours.



Our Board of Directors authorized the Variable Account by vote on June 13, 1996. The Variable Account meets the definition of "separate account" under federal securities laws. It is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). This registration does not involve SEC supervision of the management or investment practices or policies of the Variable Account or of the Company. We reserve the right, subject to law, to change the names of the Variable Account and the Sub-Accounts.



THE FULCRUM TRUST. The Fulcrum Trust was established as a Massachusetts business trust on September 8, 1993, and is registered with the SEC as a management investment company. Five investment portfolios are currently available under the Contract. The assets of each Portfolio are held separate from the assets of the other Portfolios. Each Portfolio operates as a separate investment vehicle and the income or losses of one Portfolio have no effect on the investment performance of another Portfolio. Shares of The Fulcrum Trust are not offered to the general public, but solely to separate accounts of insurance companies for the purpose of providing a vehicle for the investment of assets.



Allmerica Financial Investment Management Services, Inc. ("AFIMS") serves as overall manager of The Fulcrum Trust and is responsible for general investment supervisory services to the Portfolios. The Fulcrum Trust and AFIMS have retained several Portfolio Managers to manage the assets of each Portfolio. AFIMS is located at 440 Lincoln Street, Worcester, MA 01653.

The five Portfolios of The Fulcrum Trust and their respective Portfolio Managers are as follows:



PORTFOLIO                             PORTFOLIO MANAGER
------------------------------------  ------------------------------------
Global Interactive/Telecomm           GAMCO Investors, Inc.
Portfolio                             Bee & Associates Incorporated
International Growth Portfolio        Analytic Investors, Inc.
Growth Portfolio                      GAMCO Investors, Inc.
Value Portfolio                       Allmerica Asset Management, Inc.
Strategic Income Portfolio


Allmerica Asset Management, Inc. ("AAM") is an affiliate of the Company and of AFIMS. The other Portfolio Managers are not affiliated with the Company or with AFIMS.


The Fulcrum Trust currently pays AFIMS and the Portfolio Managers a monthly fee (the "management fee") based on the average daily net assets of each Portfolio. For the first year that a new Portfolio Manager is hired (or, in the case of a Portfolio that has had only one Portfolio Manager, for the first year of operations) the advisory fee is set at an annual rate of 0.80% of the Portfolio's average daily net assets. After the twelfth full calendar month has elapsed, the performance-based fee will be in effect. As of the date of this prospectus, this first year fee arrangement is in effect for only one Portfolio -- the Growth Portfolio. Effective August 1, 1998, a new Portfolio Manager, Analytic Investors, Inc. ("Analytic"), is in place for the Growth Portfolio. The Manager and the Portfolio Manager have voluntarily agreed to limit their fee from August 1, 1998 through July 31, 1999 to the lesser of the following two rates: (1) 0.80%, the rate specified in the Portfolio Manager Agreement; or (2) the rate that would have applied under the prior Portfolio Manager Agreement with the prior portfolio manager. The latter rate varies based on prior performance.



Other than for the Growth Portfolio, each Portfolio Manager is currently paid on an incentive fee basis, which could result in either higher than average management fees or, possibly, no management fee at all, depending on how well each Portfolio Manager performs. There are two components to the management fee: the basic fee and the incentive fee. The management fee is structured to vary based upon the Portfolio's performance (after expenses) compared to that of an appropriate market benchmark selected for that Portfolio. The management fee schedule provides for an incentive performance fee for superior performance, and provides for lower fee for sub-par performance. The base fee is 2.00%, but may vary from 0.00% to 4.00% depending on the Portfolio's performance.


ALLMERICA INVESTMENT TRUST. Allmerica Investment Trust is an open-end, diversified, management investment company registered with the SEC under the 1940 Act.

Allmerica Investment Trust was established as a Massachusetts business trust on October 11, 1984, for the purpose of providing a vehicle for the investment of assets of various variable accounts established by the Company or other insurance companies. The Money Market Fund of Allmerica Investment Trust is available under the Contract; certain other funds of Allmerica Investment Trust are not currently offered under the Contract. Shares of the Trust are not offered to the general public but solely to such variable accounts.


AFIMS is the investment manager of Allmerica Investment Trust and, subject to the direction of the Board of Trustees, handles the day-to-day affairs of the Trust. AFIMS has entered into a Sub-Adviser Agreement with its affiliate, Allmerica Asset Management, Inc. ("AAM") for investment management services for the Money Market Fund. Under the Sub-Adviser Agreement, AAM is authorized to engage in portfolio transactions on behalf of the Money Market Fund, subject to such general or specific instructions as may be given by the Trustees. Both AFIMS and AAM are located at 440 Lincoln Street, Worcester, Massachusetts 01653.


Other than the expenses specifically assumed by AFIMS under the Management Agreement, all expenses incurred in the operation of the Trust are borne by it, including fees and expenses associated with the registration and qualification of the Trust's shares under the Securities Act of 1933 ("1933 Act") other fees payable to the SEC, independent public accountant, legal and custodian fees, association membership dues, taxes, interest, insurance premiums, brokerage commissions, fees and expenses of the Trustees who are not affiliated with First Allmerica and its affiliates and subsidiaries, expenses for proxies, prospectuses, reports to shareholders and other expenses.

For providing its services under the Management Agreement, AFIMS will receive a fee, computed daily at an annual rate based on the average daily net asset value of the Money Market Fund as follows: 0.35% on net asset value up to $50,000,000; 0.25% on the next $200,000,000; and 0.20% on the remainder. The fee is paid from the assets of the Money Market Fund. AFIMS is solely responsible for the payment of all fees for investment management services to AAM, which will be a fee of 0.10%, computed daily at an annual rate based on the average daily net asset value of the Money Market Fund.

                       INVESTMENT OBJECTIVES AND POLICIES


A summary of investment objectives of each of the Funds is set forth below. MORE DETAILED INFORMATION REGARDING THE INVESTMENT OBJECTIVES, RESTRICTIONS AND RISKS, EXPENSES PAID BY THE FUNDS, AND OTHER RELEVANT INFORMATION REGARDING THE FUNDS MAY BE FOUND IN THE PROSPECTUSES OF THE FULCRUM TRUST AND ALLMERICA INVESTMENT TRUST WHICH ACCOMPANY THIS PROSPECTUS, AND SHOULD BE READ CAREFULLY BEFORE INVESTING. The Statements of Additional Information of The Fulcrum Trust and the Trust are available upon request. There can be no assurance that the investment objectives of the Funds can be achieved or that the value of a Contract will equal or exceed the aggregate amount of the Payments made under the Contract.


GLOBAL INTERACTIVE/TELECOMM PORTFOLIO seeks to make money for investors primarily by investing globally in equity securities of companies engaged in the development, manufacture or sale of interactive and/or telecommunications services and products.

INTERNATIONAL GROWTH PORTFOLIO seeks to make money for investors by investing internationally for long-term capital appreciation, primarily in equity securities.

GROWTH PORTFOLIO seeks to make money for investors by investing primarily in securities selected for their long-term growth prospects.

VALUE PORTFOLIO seeks to make money for investors by investing primarily in companies that the Portfolio Manager believes are undervalued and that by virtue of anticipated developments may, in the Portfolio Manager's judgment, achieve significant capital appreciation.

STRATEGIC INCOME PORTFOLIO seeks to make money for investors by investing for high current income and capital appreciation in a variety of fixed-income securities.

MONEY MARKET FUND seeks to obtain maximum current income consistent with the preservation of capital and liquidity.

If there is a material change in the investment policy of a Fund, the Contract Owner will be notified of the change. If the Contract Owner has Contract Value allocated to that Fund, he or she may have the Contract Value reallocated without charge to another Fund or to the Fixed Account, where available, on Written Request received by the Company within sixty (60) days of the later of:
(1) the effective date of such change in the investment policy, or (2) the receipt of the notice of the Contract Owner's right to transfer.

                                  THE CONTRACT


APPLICATION FOR A CONTRACT. Individuals wishing to purchase a Contract must complete an application and submit it to an authorized registered agent or to the Company at its Principal Office. We offer Contracts to applicants 89 years old and under. After receiving a completed application from a prospective Contract

Owner, we will begin underwriting to decide the insurability of the proposed Insured. We may require medical examinations and other information before deciding insurability. We issue a Contract only after underwriting has been completed. We may reject an application that does not meet our underwriting guidelines.

If a prospective Contract Owner makes the initial Payment with the application, we will provide fixed conditional insurance during underwriting. The conditional insurance will be based upon Death Benefit Factors shown in the Conditional Insurance Agreement, up to a maximum of $500,000, depending on Age and Underwriting Class. This coverage will continue for a maximum of 90 days from the date of the application or, if required, the completed medical exam. If death is by suicide, we will return only the Payment made.

If the initial Payment is not made with the application, on Contract delivery we will require the initial Payment to place the insurance in force.

If you made the initial Payment before the date of Issuance and Acceptance, we will allocate the Payment to our General Account within two business days of receipt of the Payment at our Principal Office. IF WE ARE UNABLE TO ISSUE THE CONTRACT, WE WILL ISSUE AN ANNUITY CONTRACT. HOWEVER, IF THE CONTRACT OWNER HAS ELECTED NOT TO RECEIVE THE ANNUITY CONTRACT ON THE APPLICATION, THE PAYMENT WILL BE RETURNED TO THE CONTRACT OWNER WITHOUT INTEREST.

If your application is approved and the Contract is issued and accepted, we will allocate your Contract Value on Issuance and Acceptance according to your instructions. However, if your Contract provides for a full refund of Payments under its "Right to Cancel" provision as required in your state (see THE CONTRACT -- "Free-Look Period"), we will initially allocate your Sub-Account investments to the Money Market Fund. We will reallocate all amounts according to your investment choices no later than the expiration of the right to cancel period.

FREE-LOOK PERIOD. The Contract provides for a free-look period under the Right to Cancel provision. You have the right to examine and cancel your Contract by returning it to us or to one of our representatives on or before the tenth day (or such later date as required in your state) after you receive the Contract.


If your Contract provides for a full refund under its "Right to Cancel" provision as required in your state, your refund will be your entire Payment. We may delay a refund of any Payment made by check until the check has cleared your bank.


If your Contract does not provide for a full refund, you will receive:

    - Amounts allocated to the Fixed Account; PLUS

    - The Contract Value in the Variable Account: PLUS

    - All fees, charges and taxes which have been imposed.


Your refund will be determined as of the Valuation Date that the Contract is received at our Principal Office.



CONVERSION PRIVILEGE. Within 24 months of the Date of Issue, you can convert your Contract into a fixed Contract by transferring all Contract Value in the Sub-Accounts to the Fixed Account. The conversion will take effect at the end of the Valuation Period in which we receive, at our Principal Office, notice of the conversion satisfactory to us. There is no charge for this conversion. We will allocate any future Payments to the Fixed Account, unless you instruct us otherwise.



PAYMENTS. The Contracts are designed for a large single Payment to be paid by the Contract Owner on or before the Date of Issue. The minimum initial Payment the Company requires for a Contract is $25,000. The initial Payment is used to determine the Face Amount. The Face Amount will be determined by treating the

Payment as equal to 100% of the Guideline Single Premium. You may indicate the desired Face Amount on the application. If the Face Amount specified exceeds 100% of the Guideline Single Premium for the Payment amount, the application will be amended and a Contract with a higher Face Amount will be issued. If the Face Amount specified is less than 80% of the Guideline Single Premium for the Payment amount, the application will be amended and a Contract with a lower Face Amount will be issued. The Contract Owner must agree to any amendment to the application.

Under our underwriting rules, the Face Amount must be based on 100% of the Guideline Single Premium to be eligible for simplified underwriting.


Payments are payable to the Company. Payments may be made by mail to our Principal Office or through our authorized representative. Any additional Payment, after the initial Payment, is credited to the Variable Account or Fixed Account on the date of receipt at the Principal Office.


The Contract limits the ability to make additional Payments. However, no additional Payment may be less than $10,000 without our consent. Any additional Payments may not cause total Payments to exceed the Maximum Payment on the specifications page of your Contract.

Total Payments may not exceed the current maximum payment limits under federal tax law. Where total Payments would exceed the current maximum payment limits, we will only accept that part of a Payment that will make total Payments equal the maximum. We will return any part of a Payment that is greater than that amount. However, we will accept a Payment needed to prevent Contract lapse during a Contract year. See CONTRACT TERMINATION AND REINSTATEMENT.

ALLOCATION OF PAYMENTS. In the application for your Contract, you decide the initial allocation of the Payment among the Sub-Account and the Fixed Account. You may allocate the Payment to one or more of the Sub-Accounts and/or the Fixed Account. The minimum amount that you may allocate to a Sub-Account is 1.0% of the Payment. Allocation percentages must be in whole numbers (for example, 33 1/3% may not be chosen) and must total 100%.


You may change the allocation of any future Payment by Written Request or telephone request. You have the privilege to make telephone requests, unless you elected not to have the privilege on the application. The policy of the Company and its representatives and affiliates is that they will not be responsible for losses resulting from acting on telephone requests reasonably believed to be genuine. We will use reasonable methods to confirm that instructions communicated by telephone are genuine; otherwise, the Company may be liable for any losses from unauthorized or fraudulent instructions. We may require that callers on behalf of a Contract Owner identify themselves by name and identify the Contract Owner by name, date of birth, and social security number or PIN number. All telephone requests are tape recorded. An allocation change will take effect on the date of receipt of the notice at the Principal Office. No charge is currently imposed for changing Payment allocation instructions. We reserve the right to impose a charge in the future, but guarantee that the charge will not exceed $25.


The Contract Value in the Sub-Accounts will vary with investment experience. You bear this investment risk. Investment performance may also affect the Death Benefit. Review your allocations of Contract Value as market conditions and your financial planning needs change.

TRANSFER PRIVILEGE. At any time prior to the election of a Payment Option, subject to our then current rules, you may transfer amounts among the Sub-Accounts or between a Sub-Account and the Fixed Account. (You may not transfer that portion of the Contract Value held in the Fixed Account that secures a Contract loan.)

We will make transfers at your Written Request or telephone request, as described in THE CONTRACT -- "Allocation of Net Payments." Transfers are effected at the value next computed after receipt of the transfer order.

The first 12 transfers in a Contract year are free. After that, we will deduct a transfer charge not to exceed $25 from amounts transferred in that Contract year.

You may apply for automatic transfers from the Fixed Account, the Global Strategic Income Sub-Account or the Money Market Sub-Account to one or more of the other Sub-Accounts every one, two, three, six or twelve months. Each automatic transfer must be at least $100. If the Fixed Account or the Sub-Account from which the automatic transfer is to be made is zero, the automatic transfer will cease. The Contract Owner must reapply for any future automatic transfers.

You may also apply for automatic account rebalancing in order to allocate Contract Value among the Sub-Accounts every one, two, three, six or twelve months. The Fixed Account is not included in the automatic account rebalancing.

We will process automatic transfers or automatic rebalancing on the 15th of each scheduled month. If the 15th is not a business day or is the Monthly Processing Date, we will process the automatic transfer or automatic rebalancing on the next business day.

The first automatic transfer counts as one transfer toward the 12 free transfers allowed in each Contract year. Each subsequent automatic transfer is free and does not reduce the remaining number of transfers that are free in a Contract year. Any transfers made for a conversion privilege, Contract loan or material change in investment policy will not count toward the 12 free transfers.

The transfer privilege is subject to our consent. We reserve the right to impose limits on transfers including, but not limited to, the:

    - Minimum amount that may be transferred;

    - Minimum amount that may remain in a Sub-Account following a transfer from that Sub-Account;

    - Minimum period between transfers involving the Fixed Account; and

    - Maximum amounts that may be transferred from the Fixed Account.


Transfers to and from the Fixed Account are currently permitted only if:


    - There has been at least a ninety (90) day period since the last transfer from the Fixed Account; and

    - The amount transferred from the Fixed Account in each transfer does not exceed the lesser of $100,000 or 25% of the Contract Value.


These rules are subject to change by the Company.


DEATH BENEFIT. If the Contract is in force on the Insured's death, we will, with due proof of death, pay the Net Death Benefit to the named Beneficiary. For second-to-die Contracts, the Net Death Benefit is payable on the death of the last surviving Insured. There is no Death Benefit payable on the death of the first Insured to die. We will normally pay the Net Death Benefit within seven days of receiving due proof of the Insured's death, but we may delay payment of Net Death Benefits. See OTHER CONTRACT PROVISIONS -- "Delay of Benefit Payments." The Beneficiary may receive the Net Death Benefit in a lump sum or under a payment option, unless the payment option has been restricted by the Contract owner. See APPENDIX C -- PAYMENT OPTIONS.

Before the Final Payment Date, the Net Death Benefit is:

    - The Death Benefit: MINUS

    - Any Outstanding Loan, rider charges and Monthly Deductions due and unpaid through the Contract month in which the Insured dies, as well as any partial withdrawals and surrender charges.

After the Final Payment Date, the Net Death benefit is:

    - The Contract Value; MINUS

    - Any Outstanding Loan.

In most states, we will compute the Net Death Benefit on the date we receive due proof of the Insured's death.

The Death Benefit is the GREATER of the:

    - Face Amount; OR

    - Guideline Minimum Sum Insured.

GUIDELINE MINIMUM SUM INSURED. The guideline minimum sum insured is a percentage of the Contract Value as set forth in APPENDIX A -- GUIDELINE MINIMUM SUM INSURED TABLE. The guideline minimum sum insured is computed based on federal tax regulations to ensure that the Contract qualifies as a life insurance contract, and that the insurance proceeds will be excluded from the gross income of the Beneficiary.

ILLUSTRATION. In this illustration, assume that the Insured is under the age of 40, and that there is no Outstanding Loan.

A Contract with a $100,000 Face Amount will have a Death Benefit of $100,000. However, because the Death Benefit must be equal to or greater than 250% of Contract Value, if the Contract Value exceeds $40,000 the Death Benefit will exceed the $100,000 Face Amount. In this example, each dollar of Contract Value above $40,000 will increase the Death Benefit by $2.50. For example, a Contract with a Contract Value of $50,000 will have a guideline minimum sum insured of $125,000 ($50,000 X 2.50); Contract Value of $60,000 will produce a guideline minimum sum insured of $150,000 ($60,000 X 2.50); and Contract Value of $75,000 will produce a guideline minimum sum insured of $187,500 ($75,000 X 2.50).

Similarly, if Contract Value exceeds $40,000, each dollar taken out of Contract Value will reduce the Death Benefit by $2.50. If, for example, the Contract Value is reduced from $60,000 to $50,000 because of partial withdrawals, charges or negative investment performance, the Death Benefit will be reduced from $150,000 to $125,000. If, however, the Contract Value multiplied by the applicable percentage from the table in APPENDIX A is less than the Face Amount, the Death Benefit will equal the Face Amount.

The applicable percentage becomes lower as the Insured's age increases. If the Insured's age in the above example were, for example, 50 (rather than between zero and 40), the applicable percentage would be 185%. The Death Benefit would not exceed the $100,000 face amount unless the Contract Value exceeded $54,054 (rather than $40,000), and each dollar then added to or taken from Contract Value would change the Death Benefit by $1.85.

CONTRACT VALUE. The Contract Value is the total value of your Contract. It is the SUM of:

    - Your accumulation in the Fixed Account; PLUS

    - The value of your Units in the Sub-Accounts.

There is no guaranteed minimum Contract Value. The Contract Value on any date depends on variables that cannot be predetermined.

Your Contract Value is affected by the:

    - Amount of your Payments;

    - Interest credited in the Fixed Account;

    - Investment performance of the Funds you select;

    - Partial withdrawals;

    - Loans, loan repayments and loan interest paid or credited; and

    - Charges and deductions under the Contract.

COMPUTING CONTRACT VALUE. We compute the Contract Value on the Date of Issue and on each Valuation Date. On the Date of Issue, the Contract Value is:


    - Your Payment plus any interest earned during the underwriting period it was allocated to the General Account (see THE CONTRACT -- "Application for a Contract"); MINUS


    - The Monthly Deductions due.

On each Valuation Date after the Date of Issue, the Contract Value is the SUM of:

    - Accumulations in the Fixed Account; PLUS

    - The SUM of the PRODUCTS of:

      - The number of Units in each Sub-Account; TIMES

      - The value of a Unit in each Sub-Account on the Valuation Date.

THE UNIT. We allocate each Payment to the Sub-Accounts you selected. We credit allocations to the Sub-Accounts as Units. Units are credited separately for each Sub-Account.

The number of Units of each Sub-Account credited to the Contract is the QUOTIENT of:

    - That part of the Payment allocated to the Sub-Account; DIVIDED BY

    - The dollar value of a Unit on the Valuation Date the Payment is received at our Principal Office.

The number of Units will remain fixed unless changed by a split of Unit value, transfer, loan, partial withdrawal or surrender. Also, Monthly Deductions taken from a Sub-Account will result in cancellation of Units equal in value to the amount deducted.

The dollar value of a Unit of a Sub-Account varies from Valuation Date to Valuation Date based on the investment experience of that Sub-Account. This investment experience reflects the investment performance, expenses and charges of the Fund in which the Sub-Account invests. The value of each Unit was set at $1.00 on the first Valuation Date of each Sub-Account.

The value of a Unit on any Valuation Date is the PRODUCT of:

    - The dollar value of the Unit on the preceding Valuation Date; TIMES

    - The net investment factor.

NET INVESTMENT FACTOR. The net investment factor measures the investment performance of a Sub-Account during the Valuation Period just ended. The net investment factor for each Sub-Account is the result of:

    - The net asset value per share of a Fund held in the Sub-Account determined at the end of the current Valuation Period; PLUS

    - The per share amount of any dividend or capital gain distributions made by the Fund on shares in the Sub-Account if the "ex-dividend" date occurs during the current Valuation Period; DIVIDED BY

    - The net asset value per share of a Fund share held in the Sub-Account determined as of the end of the immediately preceding Valuation Period; MINUS

    - The mortality and expense risk charge for each day in the Valuation Period, currently at an annual rate of 0.90% of the daily net asset value of that Sub-Account.

The net investment factor may be greater or less than one.


PAYMENT OPTIONS. The Net Death Benefit payable may be paid in a single sum or under one or more of the payment options then offered by the Company. See APPENDIX C -- PAYMENT OPTIONS. These payment options also are available at the Final Payment Date or if the Contract is surrendered. If no election is made, we will pay the Net Death Benefit in a single sum.



OPTIONAL INSURANCE BENEFITS. You may add an optional insurance benefit to the Contract by rider, as described in APPENDIX B -- OPTIONAL INSURANCE BENEFITS.


SURRENDER. You may surrender the Contract and receive its Surrender Value. The Surrender Value is:

    - The Contract Value; MINUS

    - Any Outstanding Loan and surrender charges.

We will compute the Surrender Value on the Valuation Date on which we receive the Contract with a Written Request for surrender. We will deduct a surrender charge if you surrender the Contract within 10 full Contract years of the Date of Issue. See CHARGES AND DEDUCTIONS -- "Surrender Charge." The Surrender Value may be paid in a lump sum or under a payment option then offered by us. See APPENDIX C -- PAYMENT OPTIONS. We will normally pay the Surrender Value within seven days following our receipt of Written Request. We may delay benefit payments under the circumstances described in OTHER CONTRACT PROVISIONS -- "Delay of Benefit Payments."

For important tax consequences of a surrender, see FEDERAL TAX CONSIDERATIONS.

PARTIAL WITHDRAWAL. You may withdraw part of the Contract Value of your Contract on Written Request. Your Written Request must state the dollar amount you wish to receive. You may allocate the amount withdrawn among the Sub-Accounts and the Fixed Account. If you do not provide allocation instructions, we will make a Pro-Rata Allocation. Each partial withdrawal must be at least $1,000. We will not allow a partial withdrawal if it would reduce the Contract Value below $25,000. The Face Amount is reduced proportionately based on the ratio of the amount of the partial withdrawal and charges to the Contract Value on the date of withdrawal.

On a partial withdrawal from a Sub-Account, we will cancel the number of Units equal in value to the amount withdrawn. The amount withdrawn will be the amount you requested plus the partial withdrawal costs and any applicable surrender fee. See CHARGES AND DEDUCTIONS -- "Surrender Charges" and CHARGES AND DEDUCTIONS -- "Partial Withdrawal Costs." We will normally pay the partial withdrawal within seven days following our receipt of Written Request. We may delay payment as described in OTHER CONTRACT PROVISIONS -- "Delay of Benefit Payments."

For important tax consequences of partial withdrawals, see FEDERAL TAX CONSIDERATIONS.

                             CHARGES AND DEDUCTIONS

The following charges will apply to your Contract under the circumstances described. Some of these charges apply throughout the Contract's duration.

No surrender charges or partial withdrawal charges are imposed, and no commissions are paid where the Contract Owner as of the date of application is within the following class of individuals:

    All employees of First Allmerica and its affiliates and subsidiaries located at First Allmerica's home office (or at off-site locations if such employees are on First Allmerica's home office payroll); all employees and registered representatives of any broker-dealer that has entered into a sales agreement with us or Allmerica Investments, Inc. to sell the Contracts and any spouses of the above persons or any children of the above persons.

MONTHLY DEDUCTIONS. On the Monthly Processing Date, the Company will deduct an amount to cover charges and expenses incurred in connection with the Contract. This Monthly Deduction will be deducted by subtracting values from the Fixed Account accumulation and/or canceling Units from each applicable Sub-Account in the ratio that the Contract Value in the Sub-Account bears to the Contract Value. The amount of the Monthly Deduction will vary from month to month. If the Contract Value is not sufficient to cover the Monthly Deduction which is due, the Contract may lapse. (See CONTRACT TERMINATION AND REINSTATEMENT.) The Monthly Deduction is comprised of the following charges:

    - MAINTENANCE FEE: The Company will make a deduction of $2.50 from any Contract with less than $50,000 in Contract Value to cover charges and expenses incurred in connection with the Contract. This charge is to reimburse the Company for expenses related to issuance and maintenance of the Contract. The Company does not intend to profit from this charge.

    - ADMINISTRATION CHARGE: The Company imposes a monthly charge at an annual rate of 0.40% of the Contract Value. This charge is to reimburse us for administrative expenses incurred in the administration of the Contract. It is not expected to be a source of profit.

    - MONTHLY INSURANCE PROTECTION CHARGE: Immediately after the Contract is issued, the Death Benefit will be greater than the Payment. While the Contract is in force, prior to the Final Payment Date, the Death Benefit will generally be greater than the Contract Value. To enable us to pay this excess of the Death Benefit over the Contract Value, a monthly cost of insurance charge is deducted. This charge varies between an annual rate of 0.20% and 2.50% of the Contract Value depending on the type of Contract and the Underwriting Class. In no event will the current deduction for the cost of insurance exceed the guaranteed maximum insurance protection rates set forth in the Contract. These guaranteed rates are based on the Commissioners 1980 Standard Ordinary Mortality Tables, Tobacco User or Non-Tobacco User (Mortality Table B for unisex Contracts and Mortality Table D for second-to-die Contracts) and the Insured's sex and Age. The Tables used for this purpose set forth different mortality estimates for males and females and for tobacco users and non-tobacco users. Any change in the insurance protection rates will apply to all Insureds of the same Age, sex and Underwriting Class whose Contracts have been in force for the same period.

The Underwriting Class of an Insured will affect the insurance protection rate. We currently place Insureds into standard Underwriting Classes and non-standard Underwriting Classes. The Underwriting Classes are also divided into two categories: tobacco user and non-tobacco user. We will place Insureds under the Age of 18 at the Date of Issue in a standard or non-standard Underwriting Class. We will then classify the Insured as a non-tobacco user.

    - DISTRIBUTION EXPENSE: During the first ten Contract years, we make a monthly deduction to compensate for a portion of the sales expense which are incurred by us with respect to the Contracts. This charge is equal to 0.30% of the Contract Value. We will monitor distribution charges, federal tax charges and the sales charge portion of the surrender fee deducted under a Contract to ensure that the sum of these charges will never exceed 9% of the Payments made under the Contract.


    - FEDERAL AND STATE PAYMENT TAX CHARGE: During the first ten Contract years, we make a monthly deduction to compensate the Company for the increase in federal tax liability from the application of Section 848 of the Code and to offset the average premium tax the Company is expected to pay to various state and local jurisdictions but will not necessarily equal the premium tax paid by us for a particular Contract. The Company expects to pay an average premium tax of approximately 2.5% of premiums in all states, although such rates can generally range from 0% to 4%. The Company does not intend to profit from the premium tax portion of this charge.


DAILY DEDUCTIONS. We assess each Sub-Account with a charge for mortality and expense risks we assume. Fund expenses are also reflected in the Variable Account.

    - MORTALITY AND EXPENSE RISK CHARGE: We impose a daily charge at a current annual rate of 0.90% of the average daily net asset value of each Sub-Account. This charge compensates us for assuming mortality and expense risks for variable interests in the Contracts. The mortality risk we assume is that Insureds may live for a shorter time than anticipated. If this happens, we will pay more Net Death Benefits than anticipated. The expense risk we assume is that the expenses incurred in issuing and administering the Contracts will exceed those compensated by the maintenance fee and administration charges in the Contracts. If the charge for mortality and expense risks is not sufficient to cover mortality experience and expenses, we will absorb the losses. If the charge turns out to be higher than mortality and expense risk expenses, the difference will be a profit to us. If the charge provides us with a profit, the profit will be available for our use to pay distribution, sales and other expenses.


    - FUND EXPENSES: The value of the Units of the Sub-Accounts will reflect the investment management fee and other expenses of the Funds whose shares the Sub-Accounts purchase. The prospectuses and statements of additional information of The Fulcrum Trust and the Trust contain more information concerning the fees and expenses.


No charges are currently made against the Sub-Accounts for federal or state income taxes. Should income taxes be imposed, we may make deductions from the Sub-Accounts to pay the taxes. See FEDERAL TAX CONSIDERATIONS.

SURRENDER CHARGE. The Contract's contingent surrender charge is a deferred sales charge and an unrecovered payment tax charge. The deferred sales charge compensates us for distribution expenses, including commissions to our representatives, advertising and the printing of prospectuses and sales literature. The unrecovered payment tax charge is designed to reimburse us for the unrecovered federal and state taxes the Company has paid.

Contract Year*                    1          2          3          4          5          6          7          8          9

Deferred Sales Charge             7.50%      7.50%      6.00%      6.00%      4.50%      4.50%      3.00%      3.00%      1.50%

Unrecovered Payment Tax
 Charge                           2.25%      2.00%      1.75%      1.25%      1.50%      1.00%      0.75%      0.50%      0.25%

Total Surrender Charge            9.75%      9.50%      7.75%      7.25%      5.75%      5.50%      3.75%      3.50%      1.75%

Contract Year*                    10+
Deferred Sales Charge                 0%
Unrecovered Payment Tax
 Charge                               0%
Total Surrender Charge                0%

The surrender charge applies for ten Contract years. We impose the surrender charge only if, during its duration, you request a full surrender or a partial withdrawal in excess of the free withdrawal amount.

* For a Contract that lapses and reinstates, see REINSTATEMENT.

PARTIAL WITHDRAWAL COSTS. For each partial withdrawal, we deduct a transaction fee of 2.0% of the amount withdrawn, not to exceed $25. This fee is intended to reimburse us for the cost of processing the withdrawal. The transaction fee applies to all partial withdrawals, including a Withdrawal without a surrender charge.


A partial withdrawal charge may also be deducted from Contract Value. However, in any Contract year, you may withdraw, without a partial withdrawal charge, up to:

    - 10% of the Contract Value; MINUS

    - The total of any prior free withdrawals in the same Contract year ("Free 10% Withdrawal.")

The right to make the Free 10% Withdrawal is not cumulative from Contract year to Contract year. For example, if only 8% of Contract Value were withdrawn in the second Contract year, the amount you could withdraw in future Contract years would not be increased by the amount you did not withdraw in the second Contract year.

We impose any applicable surrender charge on any withdrawal greater than the Free 10% Withdrawal.

TRANSFER CHARGES. The first 12 transfers in a Contract year are free. After that, we may deduct a transfer charge, not to exceed $25, from amounts transferred in that Contract year. This charge reimburses us for the administrative costs of processing the transfer.

If you apply for automatic transfers, the first automatic transfer counts as one transfer. Each future automatic transfer is without charge and does not reduce the remaining number of transfers that may be made without charge.

Each of the following transfers of Contract Value from the Sub-Accounts to the Fixed Account is free and does not count as one of the 12 free transfers in a Contract year:

    - A conversion within the first 24 months from Date of Issue;

    - A transfer to the Fixed Account to secure a loan; and

    - A transfer from the Fixed Account as a results of a loan repayment.

                                 CONTRACT LOANS

You may borrow money secured by your Contract Value, both during and after the first Contract year. The total amount you may borrow is the Loan Value. The Loan Value is 90% of the Contract Value minus any surrender charges.

The minimum loan is $1,000. The maximum loan is the Loan Value minus any Outstanding Loan. We will usually pay the loan within seven days after we receive the Written Request. We may delay the payment of loans as stated in OTHER CONTRACT PROVISIONS -- "Delay of Payments."

We will allocate the loan among the Sub-Accounts and the Fixed Account according to your instructions. If you do not make an allocation, we will make a Pro-Rata Allocation. We will transfer Contract Value in each Sub-Account equal to the Contract loan to the Fixed Account. We will not count this transfer as a transfer subject to the transfer charge.

Contract Value equal to the Outstanding Loan will earn monthly interest in the Fixed Account at an annual rate of at least 4.0%.

PREFERRED LOAN OPTION. Any portion of the Outstanding Loan that represents earnings in this Contract, a loan from an exchanged life insurance policy that was as carried over to this Contract or the gain in the exchanged life insurance policy that was carried over to this Contract may be treated as a preferred loan. The available percentage of the gain carried over from an exchanged policy less any policy loan carried over which will be eligible for preferred loan treatment is as follows:

Beginning of
Contract Year                1          2          3          4          5          6          7          8          9
--------------------------------------------------------------------------------------------------------------------------
Unloaned Gain Available         0%        10%        20%        30%        40%        50%        60%        70%        80%

Beginning of
Contract Year               10         11
-----------------------
Unloaned Gain Available        90%       100%

The guaranteed annual interest rate credited to the Contract Value securing a preferred loan will be at least 5.5%.

LOAN INTEREST CHARGED. Interest accrues daily at the annual rate of 6.0%. Interest is due and payable in arrears at the end of each Contract year or for as short a period as the loan may exist. Interest not paid when due will be added to the Outstanding Loan by transferring Contract Value equal to the interest due to the Fixed Account. The interest due will bear interest at the same rate.

REPAYMENT OF OUTSTANDING LOAN. You may pay any loans before Contract lapse. We will allocate that part of the Contract Value in the Fixed Account that secured a repaid loan to the Sub-Accounts and Fixed Account according to your instructions. If you do not make a repayment allocation, we will allocate Contract Value according to your most recent Payment allocation instructions. However, loan repayments allocated to the Variable Account cannot exceed Contract Value previously transferred from the Variable Account to secure the outstanding loan.

If the Outstanding Loan exceeds the Contract Value less the surrender charge, the Contract will terminate. We will mail a notice of termination to the last known address of you and any assignee. If you do not make sufficient payment within 62 days after this notice is mailed, the Contract will terminate with no value. See CONTRACT TERMINATION AND REINSTATEMENT.

    - EFFECT OF CONTRACT LOANS: Contract loans will permanently affect the Contract Value and Surrender Value, and may permanently affect the Death Benefit. The effect could be favorable or unfavorable, depending on whether the investment performance of the Sub-Accounts is less than or greater than the interest credited to the Contract Value in the Fixed Account that secures the loan.

We will deduct any Outstanding Loan from the proceeds payable when the Insured dies or from a surrender.

                     CONTRACT TERMINATION AND REINSTATEMENT

TERMINATION. The Contract will terminate if, on a Monthly Processing Date, the Surrender Value is less than $0 (zero.) If this situation occurs, the Contract will be in default. You will then have a grace period of 62 days, measured from the date of default, to make a Payment sufficient to prevent termination. On the date of default, we will send a notice to you and to any assignee of record. The notice will state the Payment due and the date by which it must be paid.

Failure to make a sufficient Payment within the grace period will result in the Contract terminating without value. If the Insured dies during the grace period, we will deduct from the Net Death Benefit any overdue charges.

REINSTATEMENT. A terminated Contract may be reinstated within three years of the date of default and before the Final Payment Date. The reinstatement takes effect on the Monthly Processing Date following the date you submit to us:

    - Written application for reinstatement;

    - Evidence of Insurability showing that the Insured is insurable according to our current underwriting rules;

    - A Payment that is large enough to cover the cost of all Contract charges that were due and unpaid during the grace period;

    - A Payment that is large enough to keep the Contract in force for three months; and

    - A Payment or reinstatement of any loan against the Contract that existed at the end of the grace period.

Contracts which have been surrendered may not be reinstated.

SURRENDER CHARGE. For the purpose of measuring the surrender charge period, the contract will be reinstated as of the date of default. The surrender charge on the date of reinstatement is the surrender charge that would have been in effect on the date of default.

CONTRACT VALUE ON REINSTATEMENT -- The Contract Value on the date of reinstatement is:

    - The Payment made to reinstate the Contract and interest earned from the date the Payment was received at our Principal Office; PLUS

    - The Contract Value less any Outstanding Loan on the date of default (not to exceed the surrender charge on the date of reinstatement); MINUS

    - The Monthly Deductions due on the date of reinstatement.

You may reinstate any Outstanding Loan.

                           OTHER CONTRACT PROVISIONS

CONTRACT OWNER -- The Contract Owner named on the specifications page of the Contract is the Insured unless another Contract Owner has been named in the application. As Contract Owner, you are entitled to exercise all rights under your Contract while the Insured is alive, with the consent of any irrevocable Beneficiary.

BENEFICIARY -- The Beneficiary is the person or persons to whom the Net Death Benefit is payable on the Insured's death. Unless otherwise stated in the Contract, the Beneficiary has no rights in the Contract before the Insured dies. While the Insured is alive, you may change the Beneficiary, unless you have declared the Beneficiary to be irrevocable. If no Beneficiary is alive when the Insured dies, the Contract Owner (or the Contract Owner's estate) will be the Beneficiary. If more than one Beneficiary is alive when the Insured dies, we will pay each Beneficiary in equal shares, unless you have chosen otherwise. Where there is more than one Beneficiary, the interest of a Beneficiary who dies before the Insured will pass to surviving Beneficiaries proportionately, unless the Contract owner has requested otherwise.

ASSIGNMENT -- You may assign a Contract as collateral or make an absolute assignment. All Contract rights will be transferred as to the assignee's interest. The consent of the assignee may be required to make changes in Payment allocations, make transfers or to exercise other rights under the Contract. We are not bound by an assignment or release thereof, unless it is in writing and recorded at our Principal Office. When recorded, the assignment will take effect on the date the Written Request was signed. Any rights the assignment creates will be subject to any payments we made or actions we took before the assignment is recorded. We are not responsible for determining the validity of any assignment or release.

The following Contract provisions may vary by state.

LIMIT ON RIGHT TO CONTEST THE CONTRACT -- We cannot challenge the validity of your Contract if the Insured was alive after the Contract had been in force for two years from the Date of Issue.

SUICIDE -- The Net Death Benefit will not be paid if the Insured commits suicide, while sane or insane, within two years from the Date of Issue. Instead, we will pay the Beneficiary all Payments made for the Contract, without interest, less any Outstanding Loan and partial withdrawals.

MISSTATEMENT OF AGE OR SEX -- If the Insured's Age or sex is not correctly stated in the Contract application, we will adjust benefits under the Contract to reflect the correct Age and sex. The adjustment will be based upon the ratio of the Maximum Payment for the Contract to the Maximum Payment for the Contract issued for the correct Age or sex. We will not reduce the Death Benefit to less than the Guideline Minimum Sum Insured. For a unisex Contract, there is no adjusted benefit for misstatement of sex.

DELAY OF PAYMENTS -- Amounts payable from the Variable Account for surrender, partial withdrawals, Net Death Benefit, Contract loans and transfers may be postponed whenever:

    - The New York Stock Exchange is closed other than customary weekend and holiday closings;

    - The SEC restricts trading on the New York Stock Exchange; or

    - The SEC determines an emergency exists, so that disposal of securities is not reasonably practicable or it is not reasonably practicable to compute the value of the Variable Account's net assets.

We may delay paying any amount derived from a Payment you made by check until the check has cleared your bank.

We reserve the right to defer amounts payable from the Fixed Account. This delay may not exceed six months. However, if payment is delayed for 30 days or more, we will pay interest at least equal to an effective annual yield of 3.0% per year for the deferment. Amounts from the Fixed Account used to make payments on contracts that we or our affiliates issue will not be delayed.

                           FEDERAL TAX CONSIDERATIONS

The following summary of federal tax considerations is based on our understanding of the present federal income tax laws as they are currently interpreted. Legislation may be proposed which, if passed, could adversely and possibly retroactively affect the taxation of the Contracts. This summary is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. We do not address tax provisions that may apply if the Contract Owner is a corporation or the Trustee of an employee benefit plan. You should consult a qualified tax adviser to apply the law to your circumstances.


THE COMPANY AND THE VARIABLE ACCOUNT -- The Company is taxed as a life insurance company under Subchapter L of the Code. We file a consolidated tax return with our parent and affiliates. We do not currently charge for any income tax on the earnings or realized capital gains in the Variable Account. We do not currently charge for federal income taxes respecting the Variable Account. A charge may apply in the future for any federal income taxes we incur. The charge may become necessary, for example, if there is a change in our tax status. Any charge would be designed to cover the federal income taxes on the investment results of the Variable Account.



Under current laws, the Company may incur state and local taxes besides premium taxes. These taxes are not currently significant. If there is a material change in these taxes affecting the Variable Account, we may charge for taxes paid or for tax reserves.


TAXATION OF THE CONTRACTS -- We believe that the Contracts described in this prospectus are life insurance contracts under Section 7702 of the Code. Section 7702 affects the taxation of life insurance contracts and places limits on the relationship of the Contract Value to the Death Benefit. As a life insurance contract, the Net Death Benefit of the Contract is excludable from the gross income of the Beneficiary. Also, any increase in Contract Value is not taxable until received by you or your designee. Although the Company believes the Contracts are in compliance with Section 7702 of the Code, the manner in which Section 7702 should be applied to a last survivorship life insurance contract is not directly addressed by Section 7702. In absence of final regulations or other guidance issued under Section 7702, there is necessarily some uncertainty whether a Contract will meet the Section 7702 definition of a life insurance contract. This is true particularly if the Contract Owner pays the full amount of payments permitted under the Contract. A Contract Owner contemplating the payment of such amounts should do so only after consulting a tax advisor. If a Contract were determined not to be a life insurance contract under Section 7702, it would not have most of the tax advantages normally provided by a life insurance contract.

A life insurance contract is treated as a "modified endowment contract" under
Section 7702A of the Code if it meets the definition of life insurance in
Section 7702 but fails the seven-pay test of Section 7702A. The seven-pay test provides that payments can not be paid at a rate more rapidly than allowed by the payment of seven annual payments using specified computational rules provided in Section 7702A.

If the Contract is considered a modified endowment contract, distributions (including Contract loans, partial withdrawals, surrenders and assignments) will be taxed on an "income-first" basis and includible in gross income to the extent that the Surrender Value exceeds the Contract Owner's investment in the Contract. Any other amounts will be treated as a return of capital up to the Contract Owner's basis in the Contract. A 10% tax is imposed on that part of any distribution that is includible in income, unless the distribution is:

    - Made after the taxpayer becomes disabled;

    - Made after the taxpayer attains age 59 1/2; or

    - Part of a series of substantially equal periodic payments for the taxpayer's life or life expectancy or joint life expectancies of the taxpayer and beneficiary.


The Company has designed this Contract to meet the definition of a modified endowment contract.


Any Contract received in exchange for a modified endowment contract will also be a modified endowment contract. However, an exchange under Section 1035 of the Code of a life insurance contract entered into before June 21, 1988 will not cause the new Contract to be treated as a modified endowment contract if no additional payments are made and there is no increase in the death benefit as a result of the exchange.

All modified endowment contracts issued by the same insurance company to the same Contract Owner during any 12-month period will be treated as a single modified endowment contract in computing taxable distributions.

Consumer interest paid on Contract loans under an individually owned Contract is not tax deductible. A business may deduct interest on loans up $50,000 subject to a prescribed maximum amount, provided that the Insured is a "key person" of that business. The Code defines "key person" to mean an officer or a 20% owner.

Federal tax law requires that the investment of each Sub-Account funding the Contracts is adequately diversified according to Treasury regulations. Although we do not have control over the investments of the Funds, we believe that the Funds currently meet the Treasury's diversification requirements. We will monitor continued compliance with these requirements.

The Treasury Department has announced that previous regulations on diversification do not provide guidance concerning the extent to which Contract Owners may direct their investments to divisions of a separate investment account. Regulations may provide guidance in the future. The Contracts or our administrative rules may be modified as necessary to prevent a Contract Owner from being considered the owner of the assets of the Variable Account.

                                 VOTING RIGHTS

Where the law requires, we will vote Fund shares that each Sub-Account holds according to instructions received from Contract Owners with Contract Value in the Sub-Account. If, under the 1940 Act or its rules, we may vote shares in our own right, whether or not the shares relate to the Contracts, we reserve the right to do so.

We will provide each person having a voting interest in a Fund with proxy materials and voting instructions. We will vote shares held in each Sub-Account for which no timely instructions are received in proportion to all instructions received for the Sub-Account. We will also vote in the same proportion our shares held in the Variable Account that do not relate to the Contracts.

We will compute the number of votes that a Contract Owner has the right to instruct on the record date established for the Fund. This number is the quotient of:

    - Each Contract Owner's Contract Value in the Sub-Account; divided by

    - The net asset value of one share in the Fund in which the assets of the Sub-Account are invested.

We may disregard voting instructions Contract Owners or the Trustees initiate in favor of any change in the investment policies or in any investment adviser or principal underwriter. Our disapproval of any change must be reasonable. A change in investment policies or investment adviser must be based on a good faith determination that the change would be contrary to state law or otherwise is improper under the objectives and purposes of the funds. If we do disregard voting instructions, we will include a summary of and reasons for that action in the next report to Contract Owners.

                DIRECTORS AND PRINCIPAL OFFICERS OF THE COMPANY



NAME AND POSITION WITH COMPANY            PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
----------------------------------------  --------------------------------------------------
Bruce C. Anderson                         Director (since 1996), Vice President (since 1984)
 Director                                  and Assistant Secretary (since 1992) of First
                                           Allmerica

Abigail M. Armstrong                      Secretary (since 1996) and Counsel (since 1991) of
 Secretary and Counsel                     First Allmerica; Secretary (since 1988) and
                                           Counsel (since 1994) of Allmerica Investments,
                                           Inc.; and Secretary (since 1990) of Allmerica
                                           Financial Investment Management Services, Inc.

Warren E. Barnes                          Vice President (since 1996) and Corporate
 Vice President and                        Controller (since 1998) of First Allmerica
 Corporate Controller

Robert E. Bruce                           Director and Chief Information Officer (since
 Director and Chief                        1997) and Vice President (since 1995) of First
 Information Officer                       Allmerica; and Corporate Manager (1979 to 1995)
                                           of Digital Equipment Corporation

John P. Kavanaugh                         Director and Chief Investment Officer (since 1996)
 Director, Vice President and              and Vice President (since 1991) of First
 Chief Investment Officer                  Allmerica; and Vice President (since 1998) of
                                           Allmerica Financial Investment Management
                                           Services, Inc.

John F. Kelly                             Director (since 1996), Senior Vice President
 Director, Vice President and              (since 1986), General Counsel (since 1981) and
 General Counsel                           Assistant Secretary (since 1991) of First
                                           Allmerica; Director (since 1985) of Allmerica
                                           Investments, Inc.; and Director (since 1990) of
                                           Allmerica Financial Investment Management
                                           Services, Inc.

J. Barry May                              Director (since 1996) of First Allmerica; Director
 Director                                  and President (since 1996) of The Hanover
                                           Insurance Company; and Vice President (1993 to
                                           1996) of The Hanover Insurance Company

James R. McAuliffe                        Director (since 1996) of First Allmerica; Director
 Director                                  (since 1992), President (since 1994) and Chief
                                           Executive Officer (since 1996) of Citizens
                                           Insurance Company of America

John F. O'Brien                           Director, President and Chief Executive Officer
 Director and Chairman of                  (since 1989) of First Allmerica; Director (since
 the Board                                 1989) of Allmerica Investments, Inc.; and
                                           Director and Chairman of the Board (since 1990)
                                           of Allmerica Financial Investment Management
                                           Services, Inc.

Edward J. Parry, III                      Director and Chief Financial Officer (since 1996)
 Director, Vice President,                 and Vice President and Treasurer (since 1993) of
 Chief Financial Officer and               First Allmerica; Treasurer (since 1993) of
 Treasurer                                 Allmerica Investments, Inc.; and Treasurer (since
                                           1993) of Allmerica Financial Investment
                                           Management Services, Inc.

NAME AND POSITION WITH COMPANY            PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
----------------------------------------  --------------------------------------------------
Richard M. Reilly                         Director (since 1996) and Vice President (since
 Director, President and                   1990) of First Allmerica; Director (since 1990)
 Chief Executive Officer                   of Allmerica Investments, Inc.; and Director and
                                           President (since 1998) of Allmerica Financial
                                           Investment Management Services, Inc.

Robert P. Restrepo, Jr.                   Director and Vice President (since 1998) of First
 Director                                  Allmerica; Chief Executive Officer (1996 to 1998)
                                           of Travelers Property & Casualty; Senior Vice
                                           President (1993 to 1996) of Aetna Life & Casualty
                                           Company

Eric A. Simonsen                          Director (since 1996) and Vice President (since
 Director and Vice President               1990) of First Allmerica; Director (since 1991)
                                           of Allmerica Investments, Inc.; and Director
                                           (since 1991) of Allmerica Financial Investment
                                           Management Services, Inc.

Phillip E. Soule                          Director (since 1996) and Vice President (since
 Director                                  1987) of First Allmerica


                                  DISTRIBUTION

Allmerica Investments, Inc., an indirect wholly owned subsidiary of First Allmerica, acts as the principal underwriter and general distributor of the Contracts. Allmerica Investments, Inc. is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. ("NASD"). Broker-dealers sell the Contracts through their registered representatives who are appointed by us.

We pay to broker-dealers who sell the Contract commissions based on a commission schedule. After the Date of Issue, commissions will not exceed 8.5% of the Payment. After Contract year 10, we pay broker-dealer a persistency bonus and commence paying annual compensation of up to 0.25% of unloaned Contract Value. Alternative commission schedules are available with lower commission amounts based upon the age of the Contract Owner. To the extent permitted by NASD rules, promotional incentives or payments may also be provided to broker-dealers based on sales volumes, the assumption of wholesaling functions or other sales-related criteria. Other payments may be made for other services that do not directly involve the sale of the Contracts. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

We intend to recoup commissions and other sales expenses through a combination of the contingent surrender charge and investment earnings on amounts allocated under the Contracts to the Fixed Account. Commissions paid on the Contracts, including other incentives or payments, are not charged to Contract Owners or to the Separate Account.

                                    REPORTS

We will maintain the records for the Variable Account. We will promptly send you statements of transactions under your Contract, including:

    - Payments;

    - Transfers among Sub-Accounts and the Fixed Account;

    - Partial withdrawals;

    - Increases in loan amount or loan repayments;

    - Lapse or termination for any reason; and

    - Reinstatement.


We will send an annual statement to you that will summarize all of the above transactions and deductions of charges during the Contract year. It will also set forth the status of the Death Benefit, Contract Value, Surrender Value, amounts in the Sub-Accounts and Fixed Account, and any Contract loans. We will send you reports containing financial statements and other information for the Variable Account, The Fulcrum Trust and the Trust as the 1940 Act requires.


                               LEGAL PROCEEDINGS


There are no pending legal proceedings involving the Variable Account and Allmerica Investments, Inc. or its assets. The Company is not involved in any litigation that is materially important to their total assets.


               ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

We reserve the right, subject to law, to make additions to, deletions from, or substitutions for the shares that are held in the Sub-Accounts. We may redeem the shares of a Fund and substitute shares of another registered open-end management company, if:

    - The shares of the Fund are no longer available for investment: OR

    - In our judgment further investment in the Fund would be improper based on the purposes of the Variable Account or the affected Sub-Account.

Where the 1940 Act or other law requires, we will not substitute any shares respecting a Contract interest in a Sub-Account without notice to Contract Owners and prior approval of the SEC and state insurance authorities. The Variable Account may, as the law allows, purchase other securities for other contracts or allow a conversion between contracts on a Contract Owner's request.

We reserve the right to establish additional Sub-Accounts funded by a new fund or by another investment company. Subject to law, we may, in our sole discretion, establish new Sub-Accounts or eliminate one or more Sub-Accounts.


Shares of the Funds are issued to other separate accounts of the Company and its affiliates that fund variable annuity contracts ("mixed funding.") Shares of the Portfolios of The Fulcrum Trust are also issued to other unaffiliated insurance companies ("shared funding.") It is conceivable that in the future such mixed funding or shared funding may be disadvantageous for variable life contract owners or variable annuity contract owners. The Company, The Fulcrum Trust and the Trust do not believe that mixed funding is currently disadvantageous to either variable life insurance Contract Owners or variable annuity contract owners. The Company will monitor events to identify any material conflicts among Contract Owners because of mixed funding. If the Company concludes that separate funds should be established for variable life and variable annuity separate accounts, we will bear the expenses.


We may change the Contract to reflect a substitution or other change and will notify Contract Owners of the change. Subject to any approvals the law may require, the variable account or any sub-accounts may be:

    - Operated as a management company under the 1940 Act;

    - Deregistered under the 1940 Act if registration is no longer required; OR

    - Combined with other sub-accounts or our other separate accounts.

                              FURTHER INFORMATION

We have filed a registration statement for this offering under the 1933 Act with the SEC. Under SEC rules and regulations, we have omitted from this prospectus parts of the registration statement and amendments. Statements contained in this prospectus are summaries of the Contract and other legal documents. The complete documents and omitted information may be obtained from the SEC's principal office in Washington, D.C., on payment of the SEC's prescribed fees.

                            INDEPENDENT ACCOUNTANTS


The financial statements of the Company as of December 31, 1998 and 1997 and for each of the three years in the period ended December 31, 1998, included in this Prospectus constituting part of this Registration Statement, have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.



The financial statements of the Company included herein should be considered only as bearing on the ability of the Company to meet its obligations under the Policy.


                    MORE INFORMATION ABOUT THE FIXED ACCOUNT

This Prospectus serves as a disclosure document only for the aspects of the Contract relating to the Variable Account. For complete details on the Fixed Account, read the Contract itself. The Fixed Account and other interests in the General Account are not regulated under the 1933 Act or the 1940 Act because of exemption and exclusionary provisions. Provisions of the 1933 Act on the accuracy and completeness of statements made in prospectuses may apply to information on the fixed part of the Contract and the Fixed Account. The SEC has not reviewed the disclosures in this section of the Prospectus.

GENERAL DESCRIPTION -- You may allocate part or all of your Payment to accumulate at a fixed rate of interest in the Fixed Account. The Fixed Account is a part of our General Account. The General Account is made up of all of our general assets other than those allocated to any separate account. Allocations to the Fixed Account become part of our General Account assets and are used to support insurance and annuity obligations.

FIXED ACCOUNT INTEREST -- We guarantee amounts allocated to the Fixed Account as to principal and a minimum rate of interest. The minimum interest we will credit on amounts allocated to the Fixed Account is 4.0% compounded annually. "Excess interest" may or may not be credited at our sole discretion. We will guarantee initial rates on amounts allocated to the Fixed Account, either as a Payment or a transfer, to the next Contract anniversary.

TRANSFERS, SURRENDERS, PARTIAL WITHDRAWALS AND CONTRACT LOANS -- If a Contract is surrendered or if a partial withdrawal is made, a surrender charge and/or partial withdrawal charge may be imposed. We deduct partial withdrawals from Contract Value allocated to the Fixed Account on a last-in/first out basis.

The first 12 transfers in a Contract year are free. After that, we may deduct a transfer charge, not to exceed $25, for each transfer in that Contract year. The transfer privilege is subject to our consent and to our then current rules.

Contract loans may also be made from the Contract Value in the Fixed Account. We will credit that part of the Contract value that is equal to any Outstanding Loan with interest at an effective annual yield of at least 4.0% (5.5% for preferred loans).

We may delay transfers, surrenders, partial withdrawals, Net Death Benefits and Contract loans up to six months. However, if payment is delayed for 30 days or more, we will pay interest at least equal to an effective annual yield of 3.0% per year for the deferment. Amounts from the Fixed Account used to make payments on contracts that we or our affiliates issue will not be delayed.


                              YEAR 2000 DISCLOSURE



The Year 2000 issue is the result of computer programs being written using two digits rather than four to define the applicable year. Any of the Company's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in a system failure or miscalculations causing disruptions of operations, including, among other things, a temporary inability to process transactions, send invoices or engage in similar normal business activities.



Based on a third party assessment, the Company determined that significant portions of its software required modification or replacement to enable its computer systems to properly process dates beyond December 31, 1999. The Company is presently completing the process of modifying or replacing existing software and believes that this action will resolve the Year 2000 issue. However, if such modifications and conversions are not made, or are not completed timely, or should there be serious unanticipated interruptions from unknown sources, the Year 2000 issue could have a material adverse impact on the operations of the Company. Specifically, the Company could experience, among other things, an interruption in its ability to collect and process premiums, process claim payments, safeguard and manage its invested assets, accurately maintain policyholder information, accurately maintain accounting records, and perform customer service. Any of these specific events, depending on duration, could have a material adverse impact on the results of operations and the financial position of the Company.



The Company has initiated formal communications with all of its suppliers to determine the extent to which the Company is vulnerable to those third parties' failure to remediate their own Year 2000 issue. The Company's total Year 2000 project cost and estimates to complete the project include the estimated costs and time associated with the Company's involvement on a third party's Year 2000 issue, and are based on presently available information. However, there can be no guarantee that the systems of other companies on which the Company's systems rely will be timely converted, or that a failure to convert by another company, or a conversion that is incompatible with the Company's systems, would not have material adverse effect on the Company. The Company does not believe that it has material exposure to contingencies related to the Year 2000 issue for the products it has sold. Although the Company does not believe that there is a material contingency associated with the Year 2000 project, there can be no assurance that exposure for material contingencies will not arise.



The cost of the Year 2000 project will be expensed as incurred and is being funded primarily through a reallocation of resources from discretionary projects and a reduction in systems maintenance and support costs. Therefore, the Year 2000 project is not expected to result in any significant incremental technology cost and is not expected to have a material effect on the results of operations. The Company and its affiliates have incurred and expensed approximately $54 million related to the assessment, plan development and substantial completion of the Year 2000 project, through December 31, 1998. The total remaining cost of the project is estimated between $20-30 million.


                              FINANCIAL STATEMENTS


Financial Statements for the Company are included in this Prospectus, starting after the Appendices. The financial statements of the Company should be considered only as bearing on our ability to meet our obligations under the Contract. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

                                   APPENDIX A
                      GUIDELINE MINIMUM SUM INSURED TABLE

The guideline minimum sum insured is a percentage of the Contract Value as set forth below, according to federal tax regulations:

                         GUIDELINE MINIMUM SUM INSURED

                          AGE OF INSURED                              PERCENTAGE OF
                         ON DATE OF DEATH                            CONTRACT VALUE
-------------------------------------------------------------------  ---------------
40 and under.......................................................          250%
45.................................................................          215%
50.................................................................          185%
55.................................................................          150%
60.................................................................          130%
65.................................................................          120%
70.................................................................          115%
75.................................................................          105%
80.................................................................          105%
85.................................................................          105%
90.................................................................          105%
95 and above.......................................................          100%

For the ages not listed, the progression between the listed ages is linear.

                                   APPENDIX B
                          OPTIONAL INSURANCE BENEFITS

This Appendix provides only a summary of other insurance benefits available by rider. For more information, contact your representative.

OPTION TO ACCELERATE BENEFITS ENDORSEMENT (MAY NOT BE AVAILABLE IN ALL STATES)

    This endorsement allows part of the Contract proceeds to be available before death if the Insured becomes terminally ill or is permanently confined to a nursing home.

                                   APPENDIX C
                                PAYMENT OPTIONS


PAYMENT OPTIONS -- On Written Request, the Surrender Value or all or part of any payable Net Death Benefit may be paid under one or more payment options then offered by the Company. If you do not make an election, we will pay the benefits in a single sum. If a payment option is selected, the Beneficiary may pay to us any amount that would otherwise be deducted from the Death Benefit. A certificate will be provided to the payee describing the payment option selected.


The amounts payable under a payment option are paid from the General Account. These amounts are not based on the investment experience of the Variable Account. The amounts payable under these options, for each $1,000 applied, will be:

(a) the rate per $1,000 of benefit based on our non-guaranteed current benefit option rates for this class of Contracts, or

(b) the rate in your Contract for the applicable benefit option, whichever is greater.

If you choose a benefit option, the beneficiary may, when filing a proof of claim, pay us any amount that otherwise would be deducted from the proceeds.

    - OPTION A: BENEFITS FOR A SPECIFIED NUMBER OF YEARS -- We will make equal payments for any selected number of years up to 30 years. These payments may be made annually, semi-annually, quarterly or monthly, whichever you choose.

    - OPTION B: LIFETIME MONTHLY BENEFIT -- Benefits are based on the age of the person who receives the money (called the payee) on the date the first payment will be made. You may choose one of the three following options to specify when benefits will cease:

      * when the payee dies with no further benefits due (Life Annuity);

      * when the payee dies but not before the total benefit payments made by us equals the amount applied under this option (Life Annuity with Installment Refund); or

      * when the payee dies but not before 10 years have elapsed from the date of the first payment (Life Annuity with Payments Guaranteed for 10 years).

    - OPTION C: INTEREST BENEFITS -- We will pay interest at a rate we determine each year. It will not be less than 3% per year. We will make payments annually, semi-annually, quarterly, or monthly, whichever is preferred. These benefits will stop when the amount left has been withdrawn. If the payee dies, any unpaid balance plus accrued interest will be paid in a lump sum.

    - OPTION D: BENEFITS FOR A SPECIFIED AMOUNT -- Interest will be credited to the unpaid balance and we will make payments until the unpaid balance is gone. We will credit interest at a rate we determine each year, but not less than 3%. We will make payments annually, semi-annually, quarterly, or monthly, whichever is preferred. The benefit level chosen must provide for an annual benefit of at least 8% of the amount applied.

    - OPTION E: LIFETIME MONTHLY BENEFITS FOR TWO PAYEES -- We will pay a benefit jointly to two payees during their joint lifetime. After one payee dies, the benefits to the survivor will be:

      * the same as the original amount, or


      * in an amount equal to 2/3 of the original amount.

Benefits are based on the payees' ages on the date the first payment is due. Benefits will end when the second payee dies.

SELECTION OF PAYMENT OPTIONS -- The amount applied under any one option for any one payee must be at least $5,000. The periodic payment for any one payee must be at least $50. Subject to the Contract Owner and Beneficiary provisions, any option selection may be changed before the Net Death Benefit becomes payable. If you make no selection, the beneficiary may select an option when the Net Death Benefit becomes payable.

If the amount of the monthly benefit under Option B for the age of the payee is the same for different periods certain, the payee will be entitled to the longest period certain for the payee's age.

You may give the beneficiary the right to change from Option C or D to any other option at any time. If Option C or D is chosen by the payee when this Contract becomes a claim, the payee may reserve the right to change to any other option. The payee who elects to change options must be the payee under the option selected.

ADDITIONAL DEPOSITS -- An additional deposit may be added to any proceeds when they are applied under Option B and E. We reserve the right to limit the amount of any additional deposit. We may levy a charge of no more than 3% on any additional deposits.

RIGHTS AND LIMITATIONS -- A payee has no right to assign any amount payable under any option, nor to demand a lump sum benefit in place of any amount payable under Options B or E. A payee will have the right to receive a lump sum in place of installments under Option A. The payee must provide us with a Written Request to reserve this right. If the right to receive a lump sum is exercised, we will determine the lump sum benefit at the same interest rates used to calculate the installments. The amount left under Option C and any unpaid balance under Option D, may be withdrawn only as noted in the Written Request selecting the option.

A corporate or fiduciary payee may select only Option A, C or D, subject to our approval.

PAYMENT DATES -- The first payment under any option, except Option C, will be due on the date this Contract matures, by death or otherwise, unless another date is designated. Benefits under Option C begin at the end of the first benefit period.

The last payment under any option will be made as stated in the option's description. However, if a payee under Options B or E dies before the due date of the second monthly payment, the amount applied, minus the first monthly payment, will be paid in a lump sum or under any option other than Option E. This payment will be made to the surviving payee under Option E or the succeeding payee under Option B.

BENEFIT RATES -- The Benefit Option Tables in your Contract show benefit amounts for Option A, B and E. If you choose one of these options, either within five years of the date of surrender or the date the proceeds are otherwise payable, we will apply either the benefit rates listed in the Tables, or the rates we use on the date the proceeds are paid, whichever is more favorable. Benefits that begin more than five years after that date, or as a result of additional deposits, will be based on the rates we use on the date the first benefit is due.

                                   APPENDIX D
                        ILLUSTRATIONS OF DEATH BENEFIT,
                    CONTRACT VALUES AND ACCUMULATED PAYMENTS

The following tables illustrate the way in which a Contract's Death Benefit and Contract Value could vary over an extended period.

ASSUMPTIONS

The tables illustrate the following Contracts: a Contract issued to a male, age 55, qualifying for the non-tobacco user discount; a Contract issued on a unisex basis to an Insured, age 55, qualifying for the non-tobacco user discount; a Second-to-Die Contract issued to a male, age 65, qualifying for the non-tobacco user discount and a female, age 65, qualifying for the non-tobacco user discount; and a Second-to-Die Contract issued on a unisex basis to two Insureds, both age 65, qualifying for the non-tobacco user discount. The tables illustrate the guaranteed insurance protection rates and the current insurance protection rates as presently in effect. On request, we will provide a comparable illustration based on the proposed Insured's age, sex, and Underwriting Class, and a specified payment.

Contract Values are based on the assumptions that no Contract loans have been made, that no partial withdrawals have been made, and that no more than 12 transfers have been made in any Contract year (so that no transaction or transfer charges have been incurred).

The tables assume that the initial payment is allocated to and remains in the Variable Account for the entire period shown. They are based on hypothetical gross investment rates of return for the Fund (i.e., investment income and capital gains and losses, realized or unrealized) equal to constant Gross Annual Rates of 0%, 6%, and 12%. The second column of the tables show the amount that would accumulate if the initial Payment was invested to earn interest at 5% compounded annually.

The Contract Values and Death Benefit would be different from those shown even if the gross annual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below the averages for individual Contract years. The values would also be different depending on the allocation of the Contract's total Contract Value among the Sub-Accounts, if the rates of return averaged 0%, 6% or 12%, but the rates of each Fund varied above and below the averages.

DEDUCTIONS FOR CHARGES


The amounts shown for the Death Benefit and Contract Values take into account the daily deduction of the morality and expense risk charge and the deduction from Contract Value for the Monthly Deductions. The amounts shown in the tables also take into account Underlying Fund advisory fees and operating expenses, based on the assumptions described below. The amounts shown in the tables also take into account the Underlying Fund advisory fees and operating expenses. In 1998, the total Fund expenses of the Underlying Funds (in the case of the Portfolios, as restated to reflect certain voluntary expense limitations, described below) ranged from 0.32% to 3.46%. For the purposes of the following illustrations the total Fund expenses are assumed to be 1.30% of the average daily net assets of the Underlying Funds. The fees and expenses associated with your Contract may be more or less than 1.30% in the aggregate, depending upon how you make allocations of Contract Value among the Sub-Accounts.



MONEY MARKET FUND OF ALLMERICA INVESTMENT TRUST. The advisory fee for the Money Market Fund of Allmerica Investment Trust does not vary by performance, and in 1998 was 0.26%. Total Fund Expenses for the Money Market Fund in 1998 were 0.32%. Under the Management Agreement with Allmerica Investment Trust, AFIMS has declared a voluntary expense limitation of 0.60% for the Money Market Fund, but the expenses of the Money Market Fund did not exceed the cap in 1998. The limitation may be terminated at any time.

PORTFOLIOS OF THE FULCRUM TRUST. Each of the Portfolios of The Fulcrum Trust pays a monthly Management Fee, which varies based on a comparison of the Portfolio's performance (after the deduction of all Portfolio expenses, including the Management Fee) to the performance of a specific Benchmark Index. The total Management Fee may vary between 0.00% to 4.00%. A fee of 4.00% would be paid only if a Portfolio's performance (net of all fees and expenses, including the advisory fee of 4.00%) was at least 7.5 percentage points better than the Benchmark Index. No fee will apply if the Portfolio's performance (net of all Portfolio expenses, including the Management Fee) is more than 3.0 percentage points lower than the Benchmark Index. In 1998, the actual management fees were 0.30% for the Value Portfolio, 0.00% for the Growth Portfolio, 0.05% for the International Growth Portfolio, 0.47% for the Strategic Income Portfolio, and 1.96% for the Global Interactive/Telecomm Portfolio. For more information, see attached prospectus for The Fulcrum Trust.



AFIMS has voluntarily agreed to limit operating expenses and reimburse those expenses to the extent that the Portfolios' "Other Expenses" during 1999 (i.e., expenses other than management fees) exceed the following expense limitations (expressed as an annualized percentage of average daily net assets): 1.50% for the Global Interactive/Telecomm Portfolio, 1.50% for the International Growth Portfolio, 1.20% for the Growth Portfolio, 1.20% for the Value Portfolio, and 1.50% for the Strategic Income Portfolio. Different expense limitations were in effect during 1998. The limitations are in effect through December 31, 1999. Without the effect of the expense limitations, the 1998 "Other Expenses" ratios would have been the following: 3.69% for the Global Interactive/Telecomm Portfolio, 5.09% for the International Growth Portfolio, 5.04% for the Growth Portfolio, 3.00% for the Value Portfolio, and 6.49% for the Strategic Income Portfolio.


NET ANNUAL RATES OF INVESTMENT

Applying the mortality and expense risk charge of 0.90% and the average of total Fund expenses of 1.30%, the Gross Annual Return of 0%, 6%, and 12% would produce net annual rates of -2.20%, 3.80%, and 9.20%, respectively.

The hypothetical returns shown in the table do not reflect any charges for income taxes against the Variable Account since no charges are currently made. However, if in the future the charges are made, in order to produce the illustrated Death Benefits and Contract Value, the gross annual investment rate of return would have to exceed 0%, 6% or 12% by an amount sufficient to cover the tax charges.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUTIY COMPANY
                        THE FULCRUM FUND NEXT GENERATION
                 MODIFIED SINGLE PAYMENT VARIABLE LIFE CONTRACT

                                                          MALE NON-SMOKER AGE 55

                                                 SPECIFIED FACE AMOUNT = $67,803

                       CURRENT COST OF INSURANCE CHARGES


         PREMIUMS
           PAID          HYPOTHETICAL 0%               HYPOTHETICAL 6%                HYPOTHETICAL 12%
           PLUS      GROSS INVESTMENT RETURN       GROSS INVESTMENT RETURN        GROSS INVESTMENT RETURN
         INTEREST  ----------------------------  ----------------------------  ------------------------------
 POLICY   AT 5%    SURRENDER   POLICY    DEATH   SURRENDER   POLICY    DEATH   SURRENDER    POLICY    DEATH
  YEAR   PER YEAR    VALUE      VALUE   BENEFIT    VALUE      VALUE   BENEFIT    VALUE      VALUE    BENEFIT
 ------  --------  ---------   -------  -------  ---------   -------  -------  ---------   --------  --------
   1      26,250     21,434     23,934  67,803     22,909     25,409  67,803     24,384      26,884    67,803
   2      53,813     20,600     22,912  67,803     23,513     25,826  67,803     26,601      28,913    67,803
   3      82,753     19,808     21,933  67,803     24,124     26,249  67,803     28,973      31,098    67,803
   4     113,141     19,057     20,994  67,803     24,743     26,681  67,803     31,512      33,449    67,803
   5     145,048     18,344     20,094  67,803     25,369     27,119  67,803     34,231      35,981    67,803
   6     178,550     17,669     19,232  67,803     26,004     27,566  67,803     37,145      38,707    67,803
   7     213,728     17,217     18,405  67,803     26,833     28,020  67,803     40,455      41,642    67,803
   8     250,664     16,800     17,612  67,803     27,670     28,483  67,803     43,990      44,802    67,803
   9     289,447     16,478     16,853  67,803     28,578     28,953  67,803     47,829      48,204    67,803
   10    330,170     16,125     16,125  67,803     29,432     29,432  67,803     51,882      51,882    67,803
   11    372,928     15,535     15,535  67,803     30,130     30,130  67,803     56,251      56,251    67,803
   12    417,825     14,966     14,966  67,803     30,844     30,844  67,803     61,002      61,002    72,592
   13    464,966     14,417     14,417  67,803     31,577     31,577  67,803     66,142      66,142    78,047
   14    514,464     13,887     13,887  67,803     32,327     32,327  67,803     71,711      71,711    83,901
   15    566,437     13,375     13,375  67,803     33,097     33,097  67,803     77,748      77,748    90,188
   16    621,009     12,881     12,881  67,803     33,885     33,885  67,803     84,294      84,294    96,939
   17    678,310     12,405     12,405  67,803     34,693     34,693  67,803     91,392      91,392   103,273
   18    738,475     11,944     11,944  67,803     35,520     35,520  67,803     99,087      99,087   109,986
   19    801,649     11,500     11,500  67,803     36,368     36,368  67,803    107,469     107,469   117,141
   20    867,981     11,071     11,071  67,803     37,238     37,238  67,803    116,631     116,631   124,795
 Age 60  145,048     18,344     20,094  67,803     25,369     27,119  67,803     34,231      35,981    67,803
 Age 65  330,170     16,125     16,125  67,803     29,432     29,432  67,803     51,882      51,882    67,803
 Age 70  566,437     13,375     13,375  67,803     33,097     33,097  67,803     77,748      77,748    90,188
 Age 75  867,981     11,071     11,071  67,803     37,238     37,238  67,803    116,631     116,631   124,795


THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY. THEY ARE NOT A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. INVESTMENT RESULTS WILL DEPEND ON INVESTMENT ALLOCATIONS AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THESE HYPOTHETICAL INVESTMENT RATES OF RETURN MAY NOT BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUTIY COMPANY
                        THE FULCRUM FUND NEXT GENERATION
                 MODIFIED SINGLE PAYMENT VARIABLE LIFE CONTRACT

                                                          MALE NON-SMOKER AGE 55

                                                 SPECIFIED FACE AMOUNT = $67,803

                      GUARANTEED COST OF INSURANCE CHARGES


         PREMIUMS
           PAID          HYPOTHETICAL 0%               HYPOTHETICAL 6%                HYPOTHETICAL 12%
           PLUS      GROSS INVESTMENT RETURN       GROSS INVESTMENT RETURN        GROSS INVESTMENT RETURN
         INTEREST  ----------------------------  ----------------------------  ------------------------------
 POLICY   AT 5%    SURRENDER   POLICY    DEATH   SURRENDER   POLICY    DEATH   SURRENDER    POLICY    DEATH
  YEAR   PER YEAR    VALUE      VALUE   BENEFIT    VALUE      VALUE   BENEFIT    VALUE      VALUE    BENEFIT
 ------  --------  ---------   -------  -------  ---------   -------  -------  ---------   --------  --------
   1      26,250     21,206     23,706  67,803     22,683     25,183  67,803     24,160      26,660    67,803
   2      53,813     20,101     22,413  67,803     23,023     25,336  67,803     26,124      28,436    67,803
   3      82,753     18,988     21,113  67,803     23,327     25,452  67,803     28,211      30,336    67,803
   4     113,141     17,865     19,802  67,803     23,593     25,531  67,803     30,438      32,376    67,803
   5     145,048     16,719     18,469  67,803     23,810     25,560  67,803     32,813      34,563    67,803
   6     178,550     15,547     17,109  67,803     23,976     25,539  67,803     35,356      36,919    67,803
   7     213,728     14,521     15,709  67,803     24,267     25,455  67,803     38,269      39,456    67,803
   8     250,664     13,446     14,259  67,803     24,488     25,300  67,803     41,386      42,198    67,803
   9     289,447     12,367     12,742  67,803     24,686     25,061  67,803     44,793      45,168    67,803
   10    330,170     11,135     11,135  67,803     24,717     24,717  67,803     48,391      48,391    67,803
   11    372,928      9,505      9,505  67,803     24,439     24,439  67,803     52,296      52,296    67,803
   12    417,825      7,746      7,746  67,803     24,039     24,039  67,803     56,629      56,629    67,803
   13    464,966      5,837      5,837  67,803     23,497     23,497  67,803     61,396      61,396    72,447
   14    514,464      3,753      3,753  67,803     22,791     22,791  67,803     66,554      66,554    77,868
   15    566,437      1,466      1,466  67,803     21,895     21,895  67,803     72,132      72,132    83,673
   16    621,009          0          0       0     20,769     20,769  67,803     78,161      78,161    89,886
   17    678,310          0          0       0     19,358     19,358  67,803     84,711      84,711    95,724
   18    738,475          0          0       0     17,606     17,606  67,803     91,839      91,839   101,941
   19    801,649          0          0       0     15,423     15,423  67,803     99,608      99,608   108,572
   20    867,981          0          0       0     12,722     12,722  67,803    108,100     108,100   115,667
 Age 60  145,048     16,719     18,469  67,803     23,810     25,560  67,803     32,813      34,563    67,803
 Age 65  330,170     11,135     11,135  67,803     24,717     24,717  67,803     48,391      48,391    67,803
 Age 70  566,437      1,466      1,466  67,803     21,895     21,895  67,803     72,132      72,132    83,673
 Age 75  867,981          0          0       0     12,722     12,722  67,803    108,100     108,100   115,667


THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY. THEY ARE NOT A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. INVESTMENT RESULTS WILL DEPEND ON INVESTMENT ALLOCATIONS AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THESE HYPOTHETICAL INVESTMENT RATES OF RETURN MAY NOT BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUTIY COMPANY
                        THE FULCRUM FUND NEXT GENERATION
                 MODIFIED SINGLE PAYMENT VARIABLE LIFE CONTRACT

                                                        UNISEX NON-SMOKER AGE 55

                                                 SPECIFIED FACE AMOUNT = $69,861

                       CURRENT COST OF INSURANCE CHARGES


         PREMIUMS
           PAID          HYPOTHETICAL 0%               HYPOTHETICAL 6%                HYPOTHETICAL 12%
           PLUS      GROSS INVESTMENT RETURN       GROSS INVESTMENT RETURN        GROSS INVESTMENT RETURN
         INTEREST  ----------------------------  ----------------------------  ------------------------------
 POLICY   AT 5%    SURRENDER   POLICY    DEATH   SURRENDER   POLICY    DEATH   SURRENDER    POLICY    DEATH
  YEAR   PER YEAR    VALUE      VALUE   BENEFIT    VALUE      VALUE   BENEFIT    VALUE      VALUE    BENEFIT
 ------  --------  ---------   -------  -------  ---------   -------  -------  ---------   --------  --------
   1      26,250     21,434     23,934  69,861     22,909     25,409  69,861     24,384      26,884    69,861
   2      53,813     20,600     22,912  69,861     23,513     25,826  69,861     26,601      28,913    69,861
   3      82,753     19,808     21,933  69,861     24,124     26,249  69,861     28,973      31,098    69,861
   4     113,141     19,057     20,994  69,861     24,743     26,681  69,861     31,512      33,449    69,861
   5     145,048     18,344     20,094  69,861     25,369     27,119  69,861     34,231      35,981    69,861
   6     178,550     17,669     19,232  69,861     26,004     27,566  69,861     37,145      38,707    69,861
   7     213,728     17,217     18,405  69,861     26,833     28,020  69,861     40,455      41,642    69,861
   8     250,664     16,800     17,612  69,861     27,670     28,483  69,861     43,990      44,802    69,861
   9     289,447     16,478     16,853  69,861     28,578     28,953  69,861     47,829      48,204    69,861
   10    330,170     16,125     16,125  69,861     29,432     29,432  69,861     51,882      51,882    69,861
   11    372,928     15,535     15,535  69,861     30,130     30,130  69,861     56,250      56,250    69,861
   12    417,825     14,966     14,966  69,861     30,844     30,844  69,861     61,009      61,009    72,600
   13    464,966     14,417     14,417  69,861     31,577     31,577  69,861     66,175      66,175    78,086
   14    514,464     13,887     13,887  69,861     32,327     32,327  69,861     71,765      71,765    83,966
   15    566,437     13,375     13,375  69,861     33,097     33,097  69,861     77,814      77,814    90,265
   16    621,009     12,881     12,881  69,861     33,885     33,885  69,861     84,366      84,366    97,021
   17    678,310     12,405     12,405  69,861     34,693     34,693  69,861     91,476      91,476   103,368
   18    738,475     11,944     11,944  69,861     35,520     35,520  69,861     99,215      99,215   110,129
   19    801,649     11,500     11,500  69,861     36,368     36,368  69,861    107,653     107,653   117,341
   20    867,981     11,071     11,071  69,861     37,238     37,238  69,861    116,872     116,872   125,053
 Age 60  145,048     18,344     20,094  69,861     25,369     27,119  69,861     34,231      35,981    69,861
 Age 65  330,170     16,125     16,125  69,861     29,432     29,432  69,861     51,882      51,882    69,861
 Age 70  566,437     13,375     13,375  69,861     33,097     33,097  69,861     77,814      77,814    90,265
 Age 75  867,981     11,071     11,071  69,861     37,238     37,238  69,861    116,872     116,872   125,053


THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY. THEY ARE NOT A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. INVESTMENT RESULTS WILL DEPEND ON INVESTMENT ALLOCATIONS AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THESE HYPOTHETICAL INVESTMENT RATES OF RETURN MAY NOT BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUTIY COMPANY
                        THE FULCRUM FUND NEXT GENERATION
                 MODIFIED SINGLE PAYMENT VARIABLE LIFE CONTRACT

                                                        UNISEX NON-SMOKER AGE 55

                                                 SPECIFIED FACE AMOUNT = $69,861

                      GUARANTEED COST OF INSURANCE CHARGES


         PREMIUMS
           PAID          HYPOTHETICAL 0%               HYPOTHETICAL 6%                HYPOTHETICAL 12%
           PLUS      GROSS INVESTMENT RETURN       GROSS INVESTMENT RETURN        GROSS INVESTMENT RETURN
         INTEREST  ----------------------------  ----------------------------  ------------------------------
 POLICY   AT 5%    SURRENDER   POLICY    DEATH   SURRENDER   POLICY    DEATH   SURRENDER    POLICY    DEATH
  YEAR   PER YEAR    VALUE      VALUE   BENEFIT    VALUE      VALUE   BENEFIT    VALUE      VALUE    BENEFIT
 ------  --------  ---------   -------  -------  ---------   -------  -------  ---------   --------  --------
   1      26,250     21,206     23,706  69,861     22,683     25,183  69,861     24,160      26,660    69,861
   2      53,813     20,099     22,411  69,861     23,020     25,333  69,861     26,119      28,432    69,861
   3      82,753     18,994     21,119  69,861     23,330     25,455  69,861     28,211      30,336    69,861
   4     113,141     17,878     19,815  69,861     23,600     25,538  69,861     30,438      32,376    69,861
   5     145,048     16,749     18,499  69,861     23,830     25,580  69,861     32,819      34,569    69,861
   6     178,550     15,598     17,161  69,861     24,013     25,575  69,861     35,368      36,931    69,861
   7     213,728     14,599     15,786  69,861     24,323     25,510  69,861     38,286      39,474    69,861
   8     250,664     13,554     14,366  69,861     24,565     25,378  69,861     41,407      42,219    69,861
   9     289,447     12,509     12,884  69,861     24,789     25,164  69,861     44,813      45,188    69,861
   10    330,170     11,322     11,322  69,861     24,853     24,853  69,861     48,408      48,408    69,861
   11    372,928      9,744      9,744  69,861     24,613     24,613  69,861     52,301      52,301    69,861
   12    417,825      8,049      8,049  69,861     24,260     24,260  69,861     56,612      56,612    69,861
   13    464,966      6,218      6,218  69,861     23,774     23,774  69,861     61,378      61,378    72,427
   14    514,464      4,234      4,234  69,861     23,142     23,142  69,861     66,564      66,564    77,880
   15    566,437      2,063      2,063  69,861     22,332     22,332  69,861     72,175      72,175    83,723
   16    621,009          0          0       0     21,300     21,300  69,861     78,241      78,241    89,978
   17    678,310          0          0       0     20,011     20,011  69,861     84,835      84,835    95,863
   18    738,475          0          0       0     18,419     18,419  69,861     92,013      92,013   102,134
   19    801,649          0          0       0     16,443     16,443  69,861     99,837      99,837   108,823
   20    867,981          0          0       0     13,997     13,997  69,861    108,387     108,387   115,975
 Age 60  145,048     16,749     18,499  69,861     23,830     25,580  69,861     32,819      34,569    69,861
 Age 65  330,170     11,322     11,322  69,861     24,853     24,853  69,861     48,408      48,408    69,861
 Age 70  566,437      2,063      2,063  69,861     22,332     22,332  69,861     72,175      72,175    83,723
 Age 75  867,981          0          0       0     13,997     13,997  69,861    108,387     108,387   115,975


THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY. THEY ARE NOT A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. INVESTMENT RESULTS WILL DEPEND ON INVESTMENT ALLOCATIONS AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THESE HYPOTHETICAL INVESTMENT RATES OF RETURN MAY NOT BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUTIY COMPANY
                        THE FULCRUM FUND NEXT GENERATION
                 MODIFIED SINGLE PAYMENT VARIABLE LIFE CONTRACT

                                                          MALE NON-SMOKER AGE 65

                                                        FEMALE NON-SMOKER AGE 65

                                                 SPECIFIED FACE AMOUNT = $66,006

                       CURRENT COST OF INSURANCE CHARGES


         PREMIUMS
           PAID          HYPOTHETICAL 0%               HYPOTHETICAL 6%                HYPOTHETICAL 12%
           PLUS      GROSS INVESTMENT RETURN       GROSS INVESTMENT RETURN        GROSS INVESTMENT RETURN
         INTEREST  ----------------------------  ----------------------------  ------------------------------
 POLICY   AT 5%    SURRENDER   POLICY    DEATH   SURRENDER   POLICY    DEATH   SURRENDER    POLICY    DEATH
  YEAR   PER YEAR    VALUE      VALUE   BENEFIT    VALUE      VALUE   BENEFIT    VALUE      VALUE    BENEFIT
 ------  --------  ---------   -------  -------  ---------   -------  -------  ---------   --------  --------
   1      26,250     21,541     24,041  66,006     23,024     25,524  66,006     24,506      27,006    66,006
   2      53,813     20,774     23,086  66,006     23,716     26,029  66,006     26,835      29,148    66,006
   3      82,753     20,041     22,166  66,006     24,411     26,536  66,006     29,319      31,444    66,006
   4     113,141     19,344     21,281  66,006     25,116     27,053  66,006     31,987      33,924    66,006
   5     145,048     18,681     20,431  66,006     25,831     27,581  66,006     34,852      36,602    66,006
   6     178,550     18,051     19,613  66,006     26,558     28,120  66,006     37,932      39,494    66,006
   7     213,728     17,640     18,827  66,006     27,483     28,670  66,006     41,430      42,617    66,006
   8     250,664     17,259     18,071  66,006     28,419     29,232  66,006     45,177      45,990    66,006
   9     289,447     16,970     17,345  66,006     29,430     29,805  66,006     49,256      49,631    66,006
   10    330,170     16,646     16,646  66,006     30,389     30,389  66,006     53,590      53,590    66,006
   11    372,928     16,087     16,087  66,006     31,204     31,204  66,006     58,276      58,276    66,006
   12    417,825     15,545     15,545  66,006     32,042     32,042  66,006     63,381      63,381    66,550
   13    464,966     15,021     15,021  66,006     32,902     32,902  66,006     68,951      68,951    72,398
   14    514,464     14,513     14,513  66,006     33,787     33,787  66,006     74,986      74,986    78,735
   15    566,437     14,022     14,022  66,006     34,696     34,696  66,006     81,544      81,544    85,621
   16    621,009     13,546     13,546  66,006     35,631     35,631  66,006     88,675      88,675    93,109
   17    678,310     13,086     13,086  66,006     36,592     36,592  66,006     96,430      96,430   101,252
   18    738,475     12,640     12,640  66,006     37,579     37,579  66,006    104,863     104,863   110,106
   19    801,649     12,208     12,208  66,006     38,594     38,594  66,006    114,034     114,034   119,736
   20    867,981     11,790     11,790  66,006     39,637     39,637  66,006    124,007     124,007   130,207
 Age 70  145,048     18,681     20,431  66,006     25,831     27,581  66,006     34,852      36,602    66,006
 Age 75  330,170     16,646     16,646  66,006     30,389     30,389  66,006     53,590      53,590    66,006


THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY. THEY ARE NOT A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. INVESTMENT RESULTS WILL DEPEND ON INVESTMENT ALLOCATIONS AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THESE HYPOTHETICAL INVESTMENT RATES OF RETURN MAY NOT BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUTIY COMPANY
                        THE FULCRUM FUND NEXT GENERATION
                 MODIFIED SINGLE PAYMENT VARIABLE LIFE CONTRACT

                                                          MALE NON-SMOKER AGE 65

                                                        FEMALE NON-SMOKER AGE 65

                                                 SPECIFIED FACE AMOUNT = $66,006

                      GUARANTEED COST OF INSURANCE CHARGES


         PREMIUMS
           PAID          HYPOTHETICAL 0%               HYPOTHETICAL 6%                HYPOTHETICAL 12%
           PLUS      GROSS INVESTMENT RETURN       GROSS INVESTMENT RETURN        GROSS INVESTMENT RETURN
         INTEREST  ----------------------------  ----------------------------  ------------------------------
 POLICY   AT 5%    SURRENDER   POLICY    DEATH   SURRENDER   POLICY    DEATH   SURRENDER    POLICY    DEATH
  YEAR   PER YEAR    VALUE      VALUE   BENEFIT    VALUE      VALUE   BENEFIT    VALUE      VALUE    BENEFIT
 ------  --------  ---------   -------  -------  ---------   -------  -------  ---------   --------  --------
   1      26,250     21,541     24,041  66,006     23,024     25,524  66,006     24,506      27,006    66,006
   2      53,813     20,774     23,086  66,006     23,716     26,029  66,006     26,835      29,148    66,006
   3      82,753     20,001     22,126  66,006     24,384     26,509  66,006     29,308      31,433    66,006
   4     113,141     19,215     21,152  66,006     25,020     26,958  66,006     31,935      33,873    66,006
   5     145,048     18,401     20,151  66,006     25,615     27,365  66,006     34,727      36,477    66,006
   6     178,550     17,547     19,110  66,006     26,159     27,721  66,006     37,697      39,260    66,006
   7     213,728     16,821     18,008  66,006     26,823     28,010  66,006     41,049      42,236    66,006
   8     250,664     16,009     16,821  66,006     27,402     28,214  66,006     44,613      45,425    66,006
   9     289,447     15,142     15,517  66,006     27,934     28,309  66,006     48,476      48,851    66,006
   10    330,170     14,059     14,059  66,006     28,265     28,265  66,006     52,569      52,569    66,006
   11    372,928     12,496     12,496  66,006     28,255     28,255  66,006     57,022      57,022    66,006
   12    417,825     10,675     10,675  66,006     28,048     28,048  66,006     61,944      61,944    66,006
   13    464,966      8,540      8,540  66,006     27,605     27,605  66,006     67,382      67,382    70,752
   14    514,464      6,021      6,021  66,006     26,874     26,874  66,006     73,280      73,280    76,944
   15    566,437      3,028      3,028  66,006     25,790     25,790  66,006     79,664      79,664    83,648
   16    621,009          0          0       0     24,259     24,259  66,006     86,568      86,568    90,897
   17    678,310          0          0       0     22,156     22,156  66,006     94,024      94,024    98,725
   18    738,475          0          0       0     19,303     19,303  66,006    102,063     102,063   107,166
   19    801,649          0          0       0     15,463     15,463  66,006    110,717     110,717   116,253
   20    867,981          0          0       0     10,310     10,310  66,006    120,015     120,015   126,016
 Age 70  145,048     18,401     20,151  66,006     25,615     27,365  66,006     34,727      36,477    66,006
 Age 75  330,170     14,059     14,059  66,006     28,265     28,265  66,006     52,569      52,569    66,006


THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY. THEY ARE NOT A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. INVESTMENT RESULTS WILL DEPEND ON INVESTMENT ALLOCATIONS AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THESE HYPOTHETICAL INVESTMENT RATES OF RETURN MAY NOT BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUTIY COMPANY
                        THE FULCRUM FUND NEXT GENERATION
                 MODIFIED SINGLE PAYMENT VARIABLE LIFE CONTRACT

                                                        UNISEX NON-SMOKER AGE 65

                                                        UNISEX NON-SMOKER AGE 65

                                                 SPECIFIED FACE AMOUNT = $65,807

                       CURRENT COST OF INSURANCE CHARGES


         PREMIUMS
           PAID          HYPOTHETICAL 0%               HYPOTHETICAL 6%                HYPOTHETICAL 12%
           PLUS      GROSS INVESTMENT RETURN       GROSS INVESTMENT RETURN        GROSS INVESTMENT RETURN
         INTEREST  ----------------------------  ----------------------------  ------------------------------
 POLICY   AT 5%    SURRENDER   POLICY    DEATH   SURRENDER   POLICY    DEATH   SURRENDER    POLICY    DEATH
  YEAR   PER YEAR    VALUE      VALUE   BENEFIT    VALUE      VALUE   BENEFIT    VALUE      VALUE    BENEFIT
 ------  --------  ---------   -------  -------  ---------   -------  -------  ---------   --------  --------
   1      26,250     21,541     24,041  65,807     23,023     25,523  65,807     24,506      27,006    65,807
   2      53,813     20,772     23,085  65,807     23,715     26,027  65,807     26,833      29,146    65,807
   3      82,753     20,039     22,164  65,807     24,409     26,534  65,807     29,317      31,442    65,807
   4     113,141     19,342     21,280  65,807     25,114     27,051  65,807     31,985      33,922    65,807
   5     145,048     18,679     20,429  65,807     25,829     27,579  65,807     34,850      36,600    65,807
   6     178,550     18,049     19,612  65,807     26,556     28,118  65,807     37,929      39,492    65,807
   7     213,728     17,638     18,826  65,807     27,481     28,668  65,807     41,427      42,615    65,807
   8     250,664     17,257     18,070  65,807     28,417     29,229  65,807     45,174      45,987    65,807
   9     289,447     16,968     17,343  65,807     29,427     29,802  65,807     49,253      49,628    65,807
   10    330,170     16,645     16,645  65,807     30,387     30,387  65,807     53,586      53,586    65,807
   11    372,928     16,086     16,086  65,807     31,202     31,202  65,807     58,273      58,273    65,807
   12    417,825     15,544     15,544  65,807     32,039     32,039  65,807     63,378      63,378    66,547
   13    464,966     15,020     15,020  65,807     32,900     32,900  65,807     68,945      68,945    72,393
   14    514,464     14,512     14,512  65,807     33,785     33,785  65,807     74,978      74,978    78,727
   15    566,437     14,021     14,021  65,807     34,694     34,694  65,807     81,535      81,535    85,612
   16    621,009     13,545     13,545  65,807     35,628     35,628  65,807     88,666      88,666    93,099
   17    678,310     13,085     13,085  65,807     36,589     36,589  65,807     96,420      96,420   101,241
   18    738,475     12,639     12,639  65,807     37,576     37,576  65,807    104,852     104,852   110,095
   19    801,649     12,207     12,207  65,807     38,591     38,591  65,807    114,022     114,022   119,723
   20    867,981     11,789     11,789  65,807     39,634     39,634  65,807    123,994     123,994   130,194
 Age 70  145,048     18,679     20,429  65,807     25,829     27,579  65,807     34,850      36,600    65,807
 Age 75  330,170     16,645     16,645  65,807     30,387     30,387  65,807     53,586      53,586    65,807


THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY. THEY ARE NOT A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. INVESTMENT RESULTS WILL DEPEND ON INVESTMENT ALLOCATIONS AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THESE HYPOTHETICAL INVESTMENT RATES OF RETURN MAY NOT BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUTIY COMPANY
                        THE FULCRUM FUND NEXT GENERATION
                 MODIFIED SINGLE PAYMENT VARIABLE LIFE CONTRACT

                                                        UNISEX NON-SMOKER AGE 65

                                                        UNISEX NON-SMOKER AGE 65

                                                 SPECIFIED FACE AMOUNT = $65,807

                      GUARANTEED COST OF INSURANCE CHARGES


         PREMIUMS
           PAID          HYPOTHETICAL 0%               HYPOTHETICAL 6%                HYPOTHETICAL 12%
           PLUS      GROSS INVESTMENT RETURN       GROSS INVESTMENT RETURN        GROSS INVESTMENT RETURN
         INTEREST  ----------------------------  ----------------------------  ------------------------------
 POLICY   AT 5%    SURRENDER   POLICY    DEATH   SURRENDER   POLICY    DEATH   SURRENDER    POLICY    DEATH
  YEAR   PER YEAR    VALUE      VALUE   BENEFIT    VALUE      VALUE   BENEFIT    VALUE      VALUE    BENEFIT
 ------  --------  ---------   -------  -------  ---------   -------  -------  ---------   --------  --------
   1      26,250     21,541     24,041  65,807     23,023     25,523  65,807     24,506      27,006    65,807
   2      53,813     20,772     23,084  65,807     23,715     26,027  65,807     26,833      29,146    65,807
   3      82,753     19,997     22,122  65,807     24,380     26,505  65,807     29,304      31,429    65,807
   4     113,141     19,205     21,143  65,807     25,011     26,949  65,807     31,927      33,864    65,807
   5     145,048     18,386     20,136  65,807     25,600     27,350  65,807     34,713      36,463    65,807
   6     178,550     17,521     19,084  65,807     26,134     27,696  65,807     37,676      39,238    65,807
   7     213,728     16,781     17,968  65,807     26,786     27,973  65,807     41,018      42,205    65,807
   8     250,664     15,954     16,766  65,807     27,351     28,164  65,807     44,572      45,385    65,807
   9     289,447     15,070     15,445  65,807     27,867     28,242  65,807     48,426      48,801    65,807
   10    330,170     13,966     13,966  65,807     28,180     28,180  65,807     52,507      52,507    65,807
   11    372,928     12,381     12,381  65,807     28,149     28,149  65,807     56,951      56,951    65,807
   12    417,825     10,536     10,536  65,807     27,921     27,921  65,807     61,865      61,865    65,807
   13    464,966      8,376      8,376  65,807     27,454     27,454  65,807     67,296      67,296    70,661
   14    514,464      5,834      5,834  65,807     26,701     26,701  65,807     73,184      73,184    76,844
   15    566,437      2,821      2,821  65,807     25,595     25,595  65,807     79,559      79,559    83,537
   16    621,009          0          0       0     24,044     24,044  65,807     86,452      86,452    90,775
   17    678,310          0          0       0     21,924     21,924  65,807     93,897      93,897    98,592
   18    738,475          0          0       0     19,061     19,061  65,807    101,925     101,925   107,021
   19    801,649          0          0       0     15,218     15,218  65,807    110,568     110,568   116,096
   20    867,981          0          0       0     10,077     10,077  65,807    119,856     119,856   125,849
 Age 70  145,048     18,386     20,136  65,807     25,600     27,350  65,807     34,713      36,463    65,807
 Age 75  330,170     13,966     13,966  65,807     28,180     28,180  65,807     52,507      52,507    65,807


THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY. THEY ARE NOT A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. INVESTMENT RESULTS WILL DEPEND ON INVESTMENT ALLOCATIONS AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THESE HYPOTHETICAL INVESTMENT RATES OF RETURN MAY NOT BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD.

                                   APPENDIX E
                            PERFORMANCE INFORMATION



The Company may advertise "Total Return" and "Average Annual Total Return" performance information based on the periods that the Funds have been in existence. The results for any period prior to the Contracts being offered will be calculated as if the Contracts had been offered during that period of time, with all charges assumed to be those applicable to the Sub-Accounts and the Funds.


Total return and average annual total return are based on the hypothetical profile of a representative Contract Owner and historical earnings and are not intended to indicate future performance. "Total return" is the total income generated net of certain expenses and charges. "Average annual total return" is net of the same expenses and charges, but reflects the hypothetical return compounded annually. This hypothetical return is equal to cumulative return had performance been constant over the entire period. Average annual total returns are not the same as yearly results and tend to smooth out variations in the Fund's return.

Performance information under the Contracts is net of Fund expenses, Monthly Deductions and surrender charges. We take a representative Contract Owner and assume that:

    - The Insured is a male Age 36, standard (non-tobacco user) Underwriting Class;

    - The Contract Owner had allocations in each of the Sub-Accounts for the Fund durations shown; and

    - There was a full surrender at the end of the applicable period.

We may compare performance information for a Sub-Account in reports and promotional literature to:

    - Standard & Poor's 500 Stock Index ("S&P 500");

    - Dow Jones Industrial Average ("DJIA");

    - Shearson Lehman Aggregate Bond Index;

    - Other unmanaged indices of unmanaged securities widely regarded by investors as representative of the securities markets;


    - Other groups of variable life separate accounts or other investment products tracked by Lipper, Inc.;


    - Other services, companies, publications, or persons such as Morningstar, Inc., who rank the investment products on performance or other criteria; and

    - The Consumer Price Index.

Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for insurance and administrative charges, separate account charges and fund management costs and expenses. Performance information for any Sub-Account reflects only the performance of a hypothetical investment in the Sub-Account during a period. It is not representative of what may be achieved in the future. However, performance information may be helpful in reviewing market conditions during a period and in considering a fund's success in meeting its investment objectives.

In advertising, sales literature, publications or other materials, we may give information on various topics of interest to Contract Owners and prospective Contract Owners. These topics may include:

    - The relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, market timing, dollar cost averaging, asset allocation and automatic account rebalancing);

    - The advantages and disadvantages of investing in tax-deferred and taxable investments;

    - Customer profiles and hypothetical Payment and investment scenarios;

    - Financial management and tax and retirement planning; and

    - Investment alternatives to certificates of deposit and other financial instruments, including comparisons between the Contracts and the characteristics of and market for the financial instruments.

At times, the Company may also advertise the ratings and other information assigned to it by independent rating organizations such as A.M. Best Company ("A.M. Best"), Moody's Investors Service ("Moody's"), Standard & Poor's Insurance Rating Services ("S&P") and Duff & Phelps. A.M. Best's and Moody's ratings reflect their current opinion of the Company's relative financial strength and operating performance in comparison to the norms of the life/heath insurance industry. S&P's and Duff & Phelps' ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues do not measure the ability of such companies to meet other non-policy obligations. The ratings also do not relate to the performance of the Funds.

PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

ALLMERICA FINANCIAL
LIFE INSURANCE AND
ANNUITY COMPANY

CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 1998

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholder of Allmerica Financial Life Insurance and Annuity Company

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income, comprehensive income, shareholder's equity and cash flows present fairly, in all material respects, the financial position of Allmerica Financial Life Insurance and Annuity Company (the "Company") at December 31, 1998 and 1997, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1998 in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

/s/ PRICEWATERHOUSECOOPERS
PricewaterhouseCoopers LLP

Boston, Massachusetts
February 2, 1999, except for paragraph 2 of Note 12, which is as of March 19, 1999

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                       CONSOLIDATED STATEMENTS OF INCOME

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                     1998      1997      1996
 -----------------------------------------------  -------   -------   -------
 REVENUES
     Premiums...................................  $   0.5   $  22.8   $  32.7
     Universal life and investment product
       policy fees..............................    267.4     212.2     176.2
     Net investment income......................    151.3     164.2     171.7
     Net realized investment gains (losses).....     20.0       2.9      (3.6)
     Other income...............................      0.6       1.4       0.9
                                                  -------   -------   -------
         Total revenues.........................    439.8     403.5     377.9
                                                  -------   -------   -------
 BENEFITS, LOSSES AND EXPENSES
     Policy benefits, claims, losses and loss
       adjustment expenses......................    153.9     187.8     192.6
     Policy acquisition expenses................     64.6       2.8      49.9
     Sales practice litigation..................     21.0     --        --
     Loss from cession of disability income
       business.................................    --         53.9     --
     Other operating expenses...................    104.1     101.3      86.6
                                                  -------   -------   -------
         Total benefits, losses and expenses....    343.6     345.8     329.1
                                                  -------   -------   -------
 Income before federal income taxes.............     96.2      57.7      48.8
                                                  -------   -------   -------
 FEDERAL INCOME TAX EXPENSE (BENEFIT)
     Current....................................     22.1      13.9      26.9
     Deferred...................................     11.8       7.1      (9.8)
                                                  -------   -------   -------
         Total federal income tax expense.......     33.9      21.0      17.1
                                                  -------   -------   -------
 Net income.....................................  $  62.3   $  36.7   $  31.7
                                                  -------   -------   -------
                                                  -------   -------   -------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                          CONSOLIDATED BALANCE SHEETS

 DECEMBER 31,
 (IN MILLIONS)                                                1998         1997
 --------------------------------------------------------  ----------   ----------
 ASSETS
   Investments:
     Fixed maturities at fair value (amortized cost of
       $1,284.6 and $1,340.5)............................  $  1,330.4   $  1,402.5
     Equity securities at fair value (cost of $27.4 and
       $34.4)............................................        31.8         54.0
     Mortgage loans......................................       230.0        228.2
     Real estate.........................................        14.5         12.0
     Policy loans........................................       151.5        140.1
     Other long-term investments.........................         9.1         20.3
                                                           ----------   ----------
         Total investments...............................     1,767.3      1,857.1
                                                           ----------   ----------
   Cash and cash equivalents.............................       217.9         31.1
   Accrued investment income.............................        33.5         34.2
   Deferred policy acquisition costs.....................       950.5        765.3
   Reinsurance receivables on paid and unpaid losses,
     future policy benefits and unearned premiums........       308.0        251.1
   Other assets..........................................        46.9         10.7
   Separate account assets...............................    11,020.4      7,567.3
                                                           ----------   ----------
         Total assets....................................  $ 14,344.5   $ 10,516.8
                                                           ----------   ----------
                                                           ----------   ----------
 LIABILITIES
   Policy liabilities and accruals:
     Future policy benefits..............................  $  2,284.8   $  2,097.3
     Outstanding claims, losses and loss adjustment
       expenses..........................................        17.9         18.5
     Unearned premiums...................................         2.7          1.8
     Contractholder deposit funds and other policy
       liabilities.......................................        38.1         32.5
                                                           ----------   ----------
         Total policy liabilities and accruals...........     2,343.5      2,150.1
                                                           ----------   ----------
   Expenses and taxes payable............................       146.2         77.6
   Reinsurance premiums payable..........................        45.7          4.9
   Deferred federal income taxes.........................        78.8         75.9
   Separate account liabilities..........................    11,020.4      7,567.3
                                                           ----------   ----------
         Total liabilities...............................    13,634.6      9,875.8
                                                           ----------   ----------
   Commitments and contingencies (Note 12)
 SHAREHOLDER'S EQUITY
   Common stock, $1,000 par value, 10,000 shares
     authorized, 2,524 and 2,521 shares issued and
     outstanding.........................................         2.5          2.5
   Additional paid-in capital............................       407.9        386.9
   Accumulated other comprehensive income................        24.1         38.5
   Retained earnings.....................................       275.4        213.1
                                                           ----------   ----------
         Total shareholder's equity......................       709.9        641.0
                                                           ----------   ----------
         Total liabilities and shareholder's equity......  $ 14,344.5   $ 10,516.8
                                                           ----------   ----------
                                                           ----------   ----------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                      1998       1997       1996
 -----------------------------------------------  --------   --------   --------
 COMMON STOCK...................................  $    2.5   $    2.5   $    2.5
                                                  --------   --------   --------

 ADDITIONAL PAID-IN CAPITAL
     Balance at beginning of period.............     386.9      346.3      324.3
     Issuance of common stock...................      21.0       40.6       22.0
                                                  --------   --------   --------
     Balance at end of period...................     407.9      386.9      346.3
                                                  --------   --------   --------
 ACCUMULATED OTHER COMPREHENSIVE INCOME
     Net unrealized appreciation on investments:
     Balance at beginning of period.............      38.5       20.5       23.8
     Appreciation (depreciation) during the
       period:
         Net (depreciation) appreciation on
           available-for-sale securities........     (23.4)      27.0       (5.1)
         Benefit (provision) for deferred
           federal income taxes.................       9.0       (9.0)       1.8
                                                  --------   --------   --------
                                                     (14.4)      18.0       (3.3)
                                                  --------   --------   --------
     Balance at end of period...................      24.1       38.5       20.5
                                                  --------   --------   --------
 RETAINED EARNINGS
     Balance at beginning of period.............     213.1      176.4      144.7
     Net income.................................      62.3       36.7       31.7
                                                  --------   --------   --------
     Balance at end of period...................     275.4      213.1      176.4
                                                  --------   --------   --------
         Total shareholder's equity.............  $  709.9   $  641.0   $  545.7
                                                  --------   --------   --------
                                                  --------   --------   --------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                  1998      1997      1996
 --------------------------------------------  -------   -------   -------
 Net income..................................  $  62.3   $  36.7   $  31.7
 Other comprehensive income:
     Net (depreciation) appreciation on
       available-for-sale securities.........    (23.4)     27.0      (5.1)
     Benefit (provision) for deferred federal
       income taxes..........................      9.0      (9.0)      1.8
                                               -------   -------   -------
         Other comprehensive income..........    (14.4)     18.0      (3.3)
                                               -------   -------   -------
     Comprehensive income....................     47.9   $  54.7   $  28.4
                                               -------   -------   -------
                                               -------   -------   -------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                   1998       1997       1996
 --------------------------------------------  --------   --------   --------
 CASH FLOWS FROM OPERATING ACTIVITIES
     Net income..............................  $   62.3   $   36.7   $   31.7
     Adjustments to reconcile net income to
       net cash used in operating activities:
         Net realized gains..................     (20.0)      (2.9)       3.6
         Net amortization and depreciation...      (7.1)     --           3.5
         Sales practice litigation expense...      21.0
         Loss from cession of disability
           income business...................     --          53.9      --
         Deferred federal income taxes.......      11.8        7.1       (9.8)
         Payment related to cession of
           disability income business........     --        (207.0)     --
         Change in deferred acquisition
           costs.............................    (177.8)    (181.3)     (66.8)
         Change in reinsurance premiums
           payable...........................      40.8        3.9       (0.2)
         Change in accrued investment
           income............................       0.7        3.5        1.2
         Change in policy liabilities and
           accruals, net.....................     193.1      (72.4)     (39.9)
         Change in reinsurance receivable....     (56.9)      22.1       (1.5)
         Change in expenses and taxes
           payable...........................      55.4        0.2       32.3
         Separate account activity, net......      (0.5)       1.6        8.0
         Other, net..........................     (28.0)      (8.7)       2.3
                                               --------   --------   --------
             Net cash provided by (used in)
               operating activities..........      94.8     (343.3)     (35.6)
                                               --------   --------   --------
 CASH FLOWS FROM INVESTING ACTIVITIES
     Proceeds from disposals and maturities
       of available-for-sale fixed
       maturities............................     187.0      909.7      809.4
     Proceeds from disposals of equity
       securities............................      53.3        2.4        1.5
     Proceeds from disposals of other
       investments...........................      22.7       23.7       17.4
     Proceeds from mortgages matured or
       collected.............................      60.1       62.9       34.0
     Purchase of available-for-sale fixed
       maturities............................    (136.0)    (579.7)    (795.8)
     Purchase of equity securities...........     (30.6)      (3.2)     (13.2)
     Purchase of other investments...........     (22.7)      (9.0)     (13.9)
     Purchase of mortgages...................     (58.9)     (70.4)     (22.3)
     Other investing activities, net.........      (3.9)     --          (2.0)
                                               --------   --------   --------
         Net cash provided by investing
           activities........................      71.0      336.4       15.1
                                               --------   --------   --------
 CASH FLOWS FROM FINANCING ACTIVITIES
     Proceeds from issuance of stock and
       capital paid in.......................      21.0       19.2       22.0
                                               --------   --------   --------
         Net cash provided by financing
           activities........................      21.0       19.2       22.0
                                               --------   --------   --------
 Net change in cash and cash equivalents.....     186.8       12.3        1.5
 Cash and cash equivalents, beginning of
  period.....................................      31.1       18.8       17.3
                                               --------   --------   --------
 Cash and cash equivalents, end of period....  $  217.9   $   31.1   $   18.8
                                               --------   --------   --------
                                               --------   --------   --------
 SUPPLEMENTAL CASH FLOW INFORMATION
     Interest paid...........................  $    0.6   $  --      $    3.4
     Income taxes paid.......................  $   36.2   $    5.4   $   16.5

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A.  BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

Allmerica Financial Life Insurance and Annuity Company ("AFLIAC" or the "Company") is organized as a stock life insurance company, and is a wholly owned subsidiary of SMA Financial Corporation ("SMAFCO"), which is wholly owned by First Allmerica Financial Life Insurance Company ("FAFLIC"). FAFLIC is a wholly owned subsidiary of Allmerica Financial Corporation ("AFC").

The consolidated financial statements of AFLIAC include the accounts of Somerset Square, Inc., a wholly-owned non-insurance company, which was transferred from SMAFCO effective November 30, 1997 and dissolved as a subsidiary, effective November 30, 1998. Its results of operations are included for 11 months of 1998 and for the month of December, 1997.

The Statutory stockholder's equity of the Company is being maintained at a minimum level of 5% of general account assets by FAFLIC in accordance with a policy established by vote of FAFLIC's Board of Directors.

The preparation of financial statements in conformity with generally accepted accounting principles requires the Company to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

B.  VALUATION OF INVESTMENTS

In accordance with the provisions of Statement of Financial Accounting Standards No. 115 ("Statement No. 115"), "Accounting for Certain Investments in Debt and Equity Securities", the Company is required to classify its investments into one of three categories: held-to-maturity, available-for-sale or trading. The Company determines the appropriate classification of debt securities at the time of purchase and re-evaluates such designation as of each balance sheet date.

Marketable equity securities and debt securities are classified as available-for-sale. Available-for-sale securities are carried at fair value, with the unrealized gains and losses, net of tax, reported in a separate component of shareholder's equity. The amortized cost of debt securities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization is included in investment income.

Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and reserves. Reserves on mortgage loans are based on losses expected by the Company to be realized on transfers of mortgage loans to real estate (upon foreclosure), on the disposition or settlement of mortgage loans and on mortgage loans which the Company believes may not be collectible in full. In establishing reserves, the Company considers, among other things, the estimated fair value of the underlying collateral.

Fixed maturities and mortgage loans that are delinquent are placed on non-accrual status, and thereafter interest income is recognized only when cash payments are received.

Policy loans are carried principally at unpaid principal balances.

During 1997, the Company adopted to a plan to dispose of all real estate assets by the end of 1998. As of December 31, 1998, there was 1 property remaining in the Company's real estate portfolio, which is being actively marketed. As a result of the Plan, real estate held by the Company and real estate joint ventures were written down to the estimated fair value less cost of disposal. Depreciation is not recorded on this asset while it is held for disposal.

Realized investment gains and losses, other than those related to separate accounts for which the Company does not bear the investment risk, are reported as a component of revenues based upon specific identification of the investment assets sold. When an other-than-temporary impairment of the value of a specific investment or a group of investments is determined, a realized investment loss is recorded. Changes in the valuation allowance for mortgage loans are included in realized investment gains or losses.

C.  FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including debt, investments such as fixed maturities, mortgage loans and equity securities and investment and loan commitments. These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

D.  CASH AND CASH EQUIVALENTS

Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

E.  DEFERRED POLICY ACQUISITION COSTS

Acquisition costs consist of commissions, underwriting costs and other costs, which vary with, and are primarily related to, the production of revenues. Acquisition costs related to universal life products, variable annuities and contractholder deposit funds are deferred and amortized in proportion to total estimated gross profits from investment yields, mortality, surrender charges and expense margins over the expected life of the contracts. This amortization is reviewed annually and adjusted retrospectively when the Company revises its estimate of current or future gross profits to be realized from this group of products, including realized and unrealized gains and losses from investments. Acquisition costs related to fixed annuities and other life insurance products are deferred and amortized, generally in proportion to the ratio of annual revenue to the estimated total revenues over the contract periods based upon the same assumptions used in estimating the liability for future policy benefits.

Deferred acquisition costs for each product are reviewed to determine if they are recoverable from future income, including investment income. If such costs are determined to be unrecoverable, they are expensed at the time of determination. Although realization of deferred policy acquisition costs is not assured, the Company believes it is more likely than not that all of these costs will be realized. The amount of deferred policy acquisition costs considered realizable, however, could be reduced in the near term if the estimates of gross profits or total revenues discussed above are reduced. The amount of amortization of deferred policy acquisition costs could be revised in the near term if any of the estimates discussed above are revised.

F.  SEPARATE ACCOUNTS

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of certain pension, variable annuity and variable life insurance contractholders. Assets consist principally of bonds, common stocks, mutual funds, and short-term obligations at market value. The investment income, gains and losses of these accounts generally accrue to the contractholders and, therefore, are not included in the Company's net income. Appreciation and depreciation of the Company's interest in the separate accounts, including undistributed net investment income, is reflected in shareholder's equity or net investment income.

G.  POLICY LIABILITIES AND ACCRUALS

Future policy benefits are liabilities for life, disability income and annuity products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. The liabilities associated with traditional life insurance products are computed using the net level premium method for individual life and annuity policies, and are based upon estimates as to future investment yield, mortality and withdrawals that include provisions for adverse deviation. Future policy benefits for individual life insurance and annuity policies are computed using interest rates ranging from 3% to 6% for life insurance and 3 1/2% to 9 1/2% for annuities. Mortality, morbidity and withdrawal assumptions for all policies are based on the Company's own experience and industry standards. Liabilities for universal life include deposits received from customers and investment earnings on their fund balances, less administrative charges. Universal life fund balances are also assessed mortality and surrender charges.

Individual disability income benefit liabilities for active lives are estimated using the net level premium method, and assumptions as to future morbidity, withdrawals and interest which provide a margin for adverse deviation. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest.

Liabilities for outstanding claims, losses and loss adjustment expenses are estimates of payments to be made for reported claims and estimates of claims incurred but not reported for individual life and disability income policies. These estimates are continually reviewed and adjusted as necessary; such adjustments are reflected in current operations.

Contractholder deposit funds and other policy liabilities include investment-related products and consist of deposits received from customers and investment earnings on their fund balances.

All policy liabilities and accruals are based on the various estimates discussed above. Although the adequacy of these amounts cannot be assured, the Company believes that it is more likely than not that policy liabilities and accruals will be sufficient to meet future obligations of policies in force. The amount of liabilities and accruals, however, could be revised in the near term if the estimates discussed above are revised.

H.  PREMIUM AND FEE REVENUE AND RELATED EXPENSES

Premiums for individual life and individual annuity products, excluding universal life and investment-related products, are considered revenue when due. Individual disability income insurance premiums are recognized as revenue over the related contract periods. The unexpired portion of these premiums is recorded as unearned premiums. Benefits, losses and related expenses are matched with premiums, resulting in their recognition over the lives of the contracts. This matching is accomplished through the provision for future benefits, estimated and unpaid losses and amortization of deferred policy acquisition costs. Revenues for investment-related products consist of net investment income and contract charges assessed against the fund values. Related benefit expenses primarily consist of net investment income credited to the fund values after deduction for investment and risk charges. Revenues for universal life and group variable universal life products consist of net investment income, with mortality, administration and surrender charges assessed against the fund values. Related benefit expenses include universal life benefit claims in excess of fund values and net investment income credited to universal life fund values. Certain policy charges that represent compensation for services to be provided in future periods are deferred and amortized over the period benefited using the same assumptions used to amortize capitalized acquisition costs.

I.  FEDERAL INCOME TAXES

AFC and its domestic subsidiaries file a consolidated United States federal income tax return. Entities included within the consolidated group are segregated into either a life insurance or non-life insurance company subgroup. The consolidation of these subgroups is subject to certain statutory restrictions on the percentage of eligible non-life tax losses that can be applied to offset life insurance company taxable income.

The Board of Directors has delegated to AFC management, the development and maintenance of appropriate federal income tax allocation policies and procedures, which are subject to written agreement between the companies. The Federal income tax for all subsidiaries in the consolidated return of AFC is calculated on a separate return basis. Any current tax liability is paid to AFC. Tax benefits resulting from taxable operating losses or credits of AFC's subsidiaries are not reimbursed to the subsidiary until such losses or credits can be utilized by the subsidiary on a separate return basis.

Deferred income taxes are generally recognized when assets and liabilities have different values for financial statement and tax reporting purposes, and for other temporary taxable and deductible differences as defined by Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" (Statement No. 109). These differences result primarily from policy reserves, policy acquisition expenses, and unrealized appreciation or depreciation on investments.

J.  NEW ACCOUNTING PRONOUNCEMENTS

In June 1998, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("Statement No. 133"), which establishes accounting and reporting standards for derivative instruments. Statement No. 133 requires that an entity recognize all derivatives as either assets or liabilities at fair value in the statement of financial position, and establishes special accounting for the following three types of hedges; fair value hedges, cash flow hedges, and hedges of foreign currency exposures of net investment in foreign operations. This statement is effective for fiscal years beginning after June 15, 1999. The Company is currently assessing the impact of adoption of Statement No. 133.

In March 1998, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position 98-1, "Accounting for the Cost of Computer Software Developed or Obtained for Internal Use" ("SoP 98-1"). SoP 98-1 requires that certain costs incurred in developing internal-use computer software be capitalized and provides guidance for determining whether computer software is to be considered for internal use. This statement is effective for fiscal years beginning after December 15, 1998. In the second quarter, the Company adopted SoP 98-1 effective January 1, 1998, resulting in an increase in pre-tax income of $9.8 million through December 31, 1998. The adoption of SoP 98-1 did not have a material effect on the results of operations or financial position for the three months ended March 31, 1998.

In December 1997, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments" ("SoP 97-3"). SoP 97-3 provides guidance when a liability should be recognized for guaranty fund and other assessments and how to measure the liability. This statement allows for the discounting of the liability if the amount and timing of the cash payments are fixed and determinable. In addition, it provides criteria for when an asset may be recognized for a portion or all of the assessment liability or paid assessment that can be recovered through premium tax offsets or policy surcharges. This statement is effective for fiscal years beginning after December 15, 1998. The Company believes that the adoption of this statement will not have a material effect on the results of operations or financial position.

In June 1997, the FASB issued Statement No. 131, "Disclosures About Segments of an Enterprise and Related Information" ("Statement No. 131"). This statement establishes standards for the way that public enterprises report information about operating segments in annual financial statements and requires that selected information about those operating segments be reported in interim financial statements. This statement supersedes Statement No. 14, "Financial Reporting for Segments of a Business Enterprise". Statement No. 131 requires that all public enterprises report financial and descriptive information about their reportable operating segments. Operating segments are defined as components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision maker in deciding how to allocate resources and in assessing performance. This statement is effective for fiscal years beginning after December 15, 1997. AFLIAC consists of one segment, Allmerica Financial Services, which underwrites and distributes variable annuities and variable universal life via retail channels.

In June 1997, the FASB also issued Statement No. 130, "Reporting Comprehensive Income" ("Statement No. 130"), which established standards for the reporting and display of comprehensive income and its components in a full set of general-purpose financial statements. All items that are required to be recognized under accounting standards as components of comprehensive income are to be reported in a financial statement that is displayed with the same prominence as other financial statements. This statement stipulates that comprehensive income reflect the change in equity of an enterprise during a period from transactions and other events and circumstances from non-owner sources. This statement is effective for fiscal years beginning after December 15, 1997. The Company adopted Statement No. 130 for the first quarter of 1998, which resulted primarily in reporting unrealized gains and losses on investments in debt and equity securities in comprehensive income.

2.  SIGNIFICANT TRANSACTIONS

Effective January 1, 1998, the Company entered into an agreement with a highly rated reinsurer to reinsure the mortality risk on the universal life and variable universal life blocks of business. The agreement does not have a material effect on the results of operations or financial position of the Company.

On April 14, 1997, the Company entered into an agreement in principle to cede substantially all of the Company's individual disability income line of business under a 100% coinsurance agreement with a highly rated reinsurer. The coinsurance agreement became effective October 1, 1997. The transaction has resulted in the recognition of a $53.9 million pre-tax loss in the first quarter of 1997.

During 1998, 1997 and 1996 , SMAFCO contributed $21.0 million, $40.6 million and $22.0 million, respectively, of additional paid-in capital to the Company. The nature of the 1997 contribution was $19.2 million in cash and $21.4 million in other assets including Somerset Square, Inc.

3.  INVESTMENTS

A.  SUMMARY OF INVESTMENTS

The Company accounts for its investments, all of which are classified as available-for-sale, in accordance with the provisions of Statement No. 115.

The amortized cost and fair value of available-for-sale fixed maturities and equity securities were as follows:

                                                               1998
                                          ----------------------------------------------
                                                        GROSS        GROSS
DECEMBER 31,                              AMORTIZED   UNREALIZED   UNREALIZED     FAIR
(IN MILLIONS)                             COST (1)      GAINS        LOSSES      VALUE
----------------------------------------  ---------   ----------   ----------   --------
U.S. Treasury securities and U.S.
 government and agency securities.......  $     5.8     $ 0.8        $--        $    6.6
States and political subdivisions.......        2.7       0.2        --              2.9
Foreign governments.....................       48.8       1.6          1.5          48.9
Corporate fixed maturities..............    1,096.0      58.0         17.7       1,136.3
Mortgage-backed securities..............      131.3       5.8          1.4         135.7
                                          ---------     -----        -----      --------
Total fixed maturities..................  $ 1,284.6     $66.4        $20.6      $1,330.4
                                          ---------     -----        -----      --------
                                          ---------     -----        -----      --------
Equity securities.......................  $    27.4     $ 8.9        $ 4.5      $   31.8
                                          ---------     -----        -----      --------
                                          ---------     -----        -----      --------

                                                               1997
                                          ----------------------------------------------

                                                        GROSS        GROSS
DECEMBER 31,                              AMORTIZED   UNREALIZED   UNREALIZED     FAIR
(IN MILLIONS)                             COST (1)      GAINS        LOSSES      VALUE
----------------------------------------  ---------   ----------   ----------   --------
U.S. Treasury securities and U.S.
 government and agency securities.......  $     6.3     $ 0.5        $--        $    6.8
States and political subdivisions.......        2.8       0.2        --              3.0
Foreign governments.....................       50.1       2.0        --             52.1
Corporate fixed maturities..............    1,147.5      58.7          3.3       1,202.9
Mortgage-backed securities..............      133.8       5.2          1.3         137.7
                                          ---------     -----        -----      --------
Total fixed maturities..................  $ 1,340.5     $66.6        $ 4.6      $1,402.5
                                          ---------     -----        -----      --------
                                          ---------     -----        -----      --------
Equity securities.......................  $    34.4     $19.9        $ 0.3      $   54.0
                                          ---------     -----        -----      --------
                                          ---------     -----        -----      --------

(1) Amortized cost for fixed maturities and cost for equity securities.

In connection with AFLIAC's voluntary withdrawal of its license in New York, AFLIAC agreed with the New York Department of Insurance to maintain, through a custodial account in New York, a security deposit, the market value of which will at all times equal 102% of all outstanding liabilities of AFLIAC for New York policyholders, claimants and creditors. At December 31, 1998, the amortized cost and market value of these assets on deposit in New York were $268.5 million and $284.1 million, respectively. At December 31, 1997, the amortized cost and market value of assets on deposit were $276.8 million and $291.7 million, respectively. In addition, fixed maturities, excluding those securities on deposit in New York, with an amortized cost of $4.2 million were on deposit with various state and governmental authorities at December 31, 1998 and 1997.

There were no contractual fixed maturity investment commitments at December 31, 1998 and 1997, respectively.

The amortized cost and fair value by maturity periods for fixed maturities are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties, or the Company may have the right to put or sell the obligations back to the issuers. Mortgage backed securities are included in the category representing their ultimate maturity.

                                                                      1998
                                                              --------------------
DECEMBER 31,                                                  AMORTIZED     FAIR
(IN MILLIONS)                                                   COST       VALUE
------------------------------------------------------------  ---------   --------
Due in one year or less.....................................  $    97.7   $   98.9
Due after one year through five years.......................      269.1      278.3
Due after five years through ten years......................      638.2      658.5
Due after ten years.........................................      279.6      294.7
                                                              ---------   --------
Total.......................................................  $ 1,284.6   $1,330.4
                                                              ---------   --------
                                                              ---------   --------

The proceeds from voluntary sales of available-for-sale securities and the gross realized gains and gross realized losses on those sales were as follows:

FOR THE YEARS ENDED DECEMBER 31,                               PROCEEDS FROM    GROSS  GROSS
(IN MILLIONS)                                                 VOLUNTARY SALES   GAINS  LOSSES
------------------------------------------------------------  ---------------   -----  ------
1998
Fixed maturities............................................      $ 60.0        $ 2.0  $  2.0
Equity securities...........................................      $ 52.6        $17.5  $  0.9

1997
Fixed maturities............................................      $702.9        $11.4  $  5.0
Equity securities...........................................      $  1.3        $ 0.5  $ --

1996
Fixed maturities............................................      $496.6        $ 4.3  $  8.3
Equity securities...........................................      $  1.5        $ 0.4  $  0.1

Unrealized gains and losses on available-for-sale and other securities, are summarized as follows:

                                                                              EQUITY
FOR THE YEARS ENDED DECEMBER 31,                                FIXED       SECURITIES
(IN MILLIONS)                                                 MATURITIES   AND OTHER (1)    TOTAL
------------------------------------------------------------  ----------   -------------   -------
1998
Net appreciation, beginning of year.........................    $ 22.1        $ 16.4       $  38.5
                                                              ----------      ------       -------
Net depreciation on available-for-sale securities...........     (16.2)        (14.3)        (30.5)
Net appreciation from the effect on deferred policy
 acquisition costs and on policy liabilities................       7.1        --               7.1
Benefit from deferred federal income taxes..................       3.2           5.8           9.0
                                                              ----------      ------       -------
                                                                  (5.9)         (8.5)        (14.4)
                                                              ----------      ------       -------
Net appreciation, end of year...............................    $ 16.2        $  7.9       $  24.1
                                                              ----------      ------       -------
                                                              ----------      ------       -------

1997
Net appreciation, beginning of year.........................    $ 12.7        $  7.8       $  20.5
                                                              ----------      ------       -------
Net appreciation on available-for-sale securities...........      24.3          12.5          36.8
Net depreciation from the effect on deferred policy
 acquisition costs and on policy liabilities................      (9.8)       --              (9.8)
Provision for deferred federal income taxes.................      (5.1)         (3.9)         (9.0)
                                                              ----------      ------       -------
                                                                   9.4           8.6          18.0
                                                              ----------      ------       -------
Net appreciation, end of year...............................    $ 22.1        $ 16.4       $  38.5
                                                              ----------      ------       -------
                                                              ----------      ------       -------

1996
Net appreciation, beginning of year.........................    $ 20.4        $  3.4       $  23.8
                                                              ----------      ------       -------
Net (depreciation) appreciation on available-for-sale
 securities.................................................     (20.8)          6.7         (14.1)
Net appreciation from the effect on deferred policy
 acquisition costs and on policy liabilities................       9.0        --               9.0
Benefit (provision) for deferred federal income taxes.......       4.1          (2.3)          1.8
                                                              ----------      ------       -------
                                                                  (7.7)          4.4          (3.3)
                                                              ----------      ------       -------
Net appreciation, end of year...............................    $ 12.7        $  7.8       $  20.5
                                                              ----------      ------       -------
                                                              ----------      ------       -------

(1) Includes net appreciation on other investments of $.9 million, $1.3 million, and $2.2 million in 1998, 1997, and 1996, respectively.

B.  MORTGAGE LOANS AND REAL ESTATE

AFLIAC's mortgage loans and real estate are diversified by property type and location. Real estate investments have been obtained primarily through foreclosure. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property's value at the time the original loan is made.

The carrying values of mortgage loans and real estate investments net of applicable reserves were as follows:

DECEMBER 31,
(IN MILLIONS)                                                  1998      1997
------------------------------------------------------------  -------   -------
Mortgage loans..............................................  $ 230.0   $ 228.2
Real estate held for sale...................................     14.5      12.0
                                                              -------   -------
Total mortgage loans and real estate........................  $ 244.5   $ 240.2
                                                              -------   -------
                                                              -------   -------

Reserves for mortgage loans were $3.3 million and $9.4 million at December 31, 1998 and 1997, respectively.

During 1997, the Company committed to a plan to dispose of all real estate assets by the end of 1998. At December 31, 1998, there was 1 property remaining in the Company's real estate portfolio, which is being actively marketed. As a result of the Plan, during 1997, real estate assets with a carrying amount of $15.7 million were written down to the estimated fair value less cost to sell of $12.0 million, and a net realized investment loss of $3.7 million was recognized. Depreciation was not recorded on these assets while they were held for disposal.

There were no non-cash investing activities, including real estate acquired through foreclosure of mortgage loans, in 1998 and 1997. During 1996, non-cash investing activities included real estate acquired through foreclosure of mortgage loans, which had a fair value of $0.9 million.

There were no contractual commitments to extend credit under commercial mortgage loan agreements at December 31, 1998. These commitments generally expire within one year.

Mortgage loans and real estate investments comprised the following property types and geographic regions:

DECEMBER 31,
(IN MILLIONS)                                                  1998    1997
------------------------------------------------------------  ------  ------
Property type:
  Office building...........................................  $129.2  $101.7
  Residential...............................................    18.9    19.3
  Retail....................................................    37.4    42.2
  Industrial/warehouse......................................    59.2    61.9
  Other.....................................................     3.1    24.5
  Valuation allowances......................................    (3.3)   (9.4)
                                                              ------  ------
Total.......................................................  $244.5  $240.2
                                                              ------  ------
                                                              ------  ------

DECEMBER 31,
(IN MILLIONS)                                                  1998    1997
------------------------------------------------------------  ------  ------
Geographic region:
  South Atlantic............................................  $ 55.5  $ 68.7
  Pacific...................................................    80.0    56.6
  East North Central........................................    41.4    61.4
  Middle Atlantic...........................................    22.5    29.8
  West South Central........................................     6.7     6.9
  New England...............................................    26.9    12.4
  Other.....................................................    14.8    13.8
  Valuation allowances......................................    (3.3)   (9.4)
                                                              ------  ------
Total.......................................................  $244.5  $240.2
                                                              ------  ------
                                                              ------  ------

At December 31, 1998, scheduled mortgage loan maturities were as follows: 1999 -- $24.8 million; 2000 -- $43.5 million; 2001 -- $6.6 million; 2002 -- $11.5 million; 2003 -- $0.6 million; and $143.0 million thereafter. Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties and loans may be refinanced. During 1998, the Company did not refinance any mortgage loans based on terms which differed from those granted to new borrowers.

C.  INVESTMENT VALUATION ALLOWANCES

Investment valuation allowances, which have been deducted in arriving at investment carrying values as presented in the balance sheet and changes thereto are shown below.

FOR THE YEARS ENDED DECEMBER 31,                              BALANCE AT                             BALANCE AT
(IN MILLIONS)                                                 JANUARY 1    PROVISIONS   WRITE-OFFS   DECEMBER 31
------------------------------------------------------------  ----------   ----------   ----------   -----------
1998
Mortgage loans..............................................    $ 9.4        $(4.5)        $1.6         $ 3.3
                                                                -----        -----          ---         -----
                                                                -----        -----          ---         -----
1997
Mortgage loans..............................................    $ 9.5        $ 1.1         $1.2         $ 9.4
Real estate.................................................      1.7          3.7          5.4         --
                                                                -----        -----          ---         -----
    Total...................................................    $11.2        $ 4.8         $6.6         $ 9.4
                                                                -----        -----          ---         -----
                                                                -----        -----          ---         -----
1996
Mortgage loans..............................................    $12.5        $ 4.5         $7.5         $ 9.5
Real estate.................................................      2.1        --             0.4           1.7
                                                                -----        -----          ---         -----
    Total...................................................    $14.6        $ 4.5         $7.9         $11.2
                                                                -----        -----          ---         -----
                                                                -----        -----          ---         -----

Provisions on mortgages during 1998 reflect the release of redundant reserves. Write-offs of $5.4 million to the investment valuation allowance related to real estate in 1997 primarily reflect write downs to the estimated fair value less cost to sell pursuant to the aforementioned 1997 plan of disposal.

The carrying value of impaired loans was $15.3 million and $20.6 million, with related reserves of $1.5 million and $7.1 million as of December 31, 1998 and 1997, respectively. All impaired loans were reserved as of December 31, 1998 and 1997.

The average carrying value of impaired loans was $17.0 million, $19.8 million and $26.3 million, with related interest income while such loans were impaired of $2.0 million, $2.2 million and $3.4 million as of December 31, 1998, 1997 and 1996, respectively.

D.  OTHER

At December 31, 1998, AFLIAC had no concentration of investments in a single investee exceeding 10% of shareholder's equity.

4.  INVESTMENT INCOME AND GAINS AND LOSSES

A.  NET INVESTMENT INCOME

The components of net investment income were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  1998    1997    1996
------------------------------------------------------------  ------  ------  ------
Fixed maturities............................................  $107.7  $130.0  $137.2
Mortgage loans..............................................    25.5    20.4    22.0
Equity securities...........................................     0.3     1.3     0.7
Policy loans................................................    11.7    10.8    10.2
Real estate.................................................     3.3     3.9     6.2
Other long-term investments.................................     1.5     1.0     0.8
Short-term investments......................................     4.2     1.4     1.4
                                                              ------  ------  ------
Gross investment income.....................................   154.2   168.8   178.5
Less investment expenses....................................    (2.9)   (4.6)   (6.8)
                                                              ------  ------  ------
Net investment income.......................................  $151.3  $164.2  $171.7
                                                              ------  ------  ------
                                                              ------  ------  ------

There were no mortgage loans or fixed maturities on non-accrual status at December 31, 1998. The effect of non-accruals, compared with amounts that would have been recognized in accordance with the original terms of the investment, had no impact in 1998 and 1997, and reduced net income by $0.1 million in 1996.

The payment terms of mortgage loans may from time to time be restructured or modified. The investment in restructured mortgage loans, based on amortized cost, amounted to $12.6 million, $21.1 million and $25.4 million at December 31, 1998, 1997 and 1996, respectively. Interest income on restructured mortgage loans that would have been recorded in accordance with the original terms of such loans amounted to $1.4 million, $1.9 million and $3.6 million in 1998, 1997, and 1996, respectively. Actual interest income on these loans included in net investment income aggregated $1.8 million, $2.1 million and $2.2 million in 1998, 1997, and 1996, respectively.

There were no fixed maturities or mortgage loans which, were non-income producing for the twelve months ended December 31, 1998.

B.  REALIZED INVESTMENT GAINS AND LOSSES

Realized gains (losses) on investments were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  1998    1997    1996
------------------------------------------------------------  ------  ------  ------
Fixed maturities............................................  $ (6.1) $  3.0  $ (3.3)
Mortgage loans..............................................     8.0    (1.1)   (3.2)
Equity securities...........................................    15.7     0.5     0.3
Real estate.................................................     2.4    (1.5)    2.5
Other.......................................................    --       2.0     0.1
                                                              ------  ------  ------
Net realized investment gains (losses)......................  $ 20.0  $  2.9  $ (3.6)
                                                              ------  ------  ------
                                                              ------  ------  ------

C.  OTHER COMPREHENSIVE INCOME RECONCILIATION

The following table provides a reconciliation of gross unrealized gains to the net balance shown in the Statement of Comprehensive income:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  1998      1997      1996
------------------------------------------------------------  -------   -------   -------
Unrealized gains on securities:
Unrealized holding gains arising during period (net of taxes of $(5.6) million, $10.2 million and $(2.9) million in
 1998, 1997 and 1996 respectively)..........................  $  (8.2)  $  20.3   $  (5.3)
Less: reclassification adjustment for gains included in net
 income (net of taxes of $3.4 million, $1.2 million and
 $(1.0) million in 1998, 1997 and 1996 respectively)........      6.2       2.3      (2.0)
                                                              -------   -------   -------
Other comprehensive income..................................  $ (14.4)  $  18.0   $  (3.3)
                                                              -------   -------   -------
                                                              -------   -------   -------

5.  FAIR VALUE DISCLOSURES OF FINANCIAL INSTRUMENTS

Statement No. 107, "Disclosures about Fair Value of Financial Instruments" ("Statement No, 107"), requires disclosure of fair value information about certain financial instruments (insurance contracts, real estate, goodwill and taxes are excluded) for which it is practicable to estimate such values, whether or not these instruments are included in the balance sheet. The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses, which utilize current interest rates for similar financial instruments, which have comparable terms and credit quality.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

CASH AND CASH EQUIVALENTS

For these short-term investments, the carrying amount approximates fair value.

FIXED MATURITIES

Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models using discounted cash flow analyses.

EQUITY SECURITIES

Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

MORTGAGE LOANS

Fair values are estimated by discounting the future contractual cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings. The fair value of below investment grade mortgage loans is limited to the lesser of the present value of the cash flows or book value.

POLICY LOANS

The carrying amount reported in the balance sheet approximates fair value since policy loans have no defined maturity dates and are inseparable from the insurance contracts.

INVESTMENT CONTRACTS (WITHOUT MORTALITY FEATURES)

Fair values for the Company's liabilities under investment type contracts are estimated based on current surrender values.

The estimated fair values of the financial instruments were as follows:

                                                                      1998                    1997
                                                              ---------------------   ---------------------
DECEMBER 31,                                                  CARRYING      FAIR      CARRYING      FAIR
(IN MILLIONS)                                                   VALUE       VALUE       VALUE       VALUE
------------------------------------------------------------  ---------   ---------   ---------   ---------
FINANCIAL ASSETS
  Cash and cash equivalents.................................  $   217.9   $   217.9   $    31.1   $    31.1
  Fixed maturities..........................................    1,330.4     1,330.4     1,402.5     1,402.5
  Equity securities.........................................       31.8        31.8        54.0        54.0
  Mortgage loans............................................      230.0       241.9       228.2       239.8
  Policy loans..............................................      151.5       151.5       140.1       140.1
                                                              ---------   ---------   ---------   ---------
                                                              $ 1,961.6   $ 1,973.5   $ 1,855.9   $ 1,867.5
                                                              ---------   ---------   ---------   ---------
                                                              ---------   ---------   ---------   ---------
FINANCIAL LIABILITIES
  Individual fixed annuity contracts........................  $ 1,069.4   $ 1,034.6   $   876.0   $   850.6
  Supplemental contracts without life Contingencies.........       16.6        16.6        15.3        15.3
                                                              ---------   ---------   ---------   ---------
                                                              $ 1,086.0   $ 1,051.2   $   891.3   $   865.9
                                                              ---------   ---------   ---------   ---------
                                                              ---------   ---------   ---------   ---------

6.  FEDERAL INCOME TAXES

Provisions for federal income taxes have been calculated in accordance with the provisions of Statement No. 109. A summary of the federal income tax expense (benefit) in the statement of income is shown below:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                 1998   1997   1996
------------------------------------------------------------  -----  -----  -----
Federal income tax expense (benefit)
  Current...................................................  $22.1  $13.9  $26.9
  Deferred..................................................   11.8    7.1   (9.8)
                                                              -----  -----  -----
Total.......................................................  $33.9  $21.0  $17.1
                                                              -----  -----  -----
                                                              -----  -----  -----

The provision for federal income taxes does not materially differ from the amount of federal income tax determined by applying the appropriate U.S. statutory income tax rate to income before federal income taxes.

The deferred tax liabilities are comprised of the following:

DECEMBER 31,
(IN MILLIONS)                                                   1998       1997
------------------------------------------------------------  --------   --------
Deferred tax (assets) liabilities
  Policy reserves...........................................  $ (205.1)  $ (175.8)
  Deferred acquisition costs................................     278.8      226.4
  Investments, net..........................................      12.5       27.0
  Sales practice litigation.................................      (7.4)     --
  Bad debt reserve..........................................      (0.4)      (2.0)
  Other, net................................................       0.4        0.3
                                                              --------   --------
Deferred tax liability, net.................................  $   78.8   $   75.9
                                                              --------   --------
                                                              --------   --------

Gross deferred income tax liabilities totaled $291.7 million and $253.7 million at December 31, 1998 and 1997, respectively. Gross deferred income tax assets totaled $212.9 million and $177.8 at December 31, 1998 and 1997, respectively.

The Company believes, based on its recent earnings history and its future expectations, that the Company's taxable income in future years will be sufficient to realize all deferred tax assets. In determining the adequacy of future income, the Company considered the future reversal of its existing temporary differences and available tax planning strategies that could be implemented, if necessary.

The Company's federal income tax returns are routinely audited by the IRS, and provisions are routinely made in the financial statements in anticipation of the results of these audits. The IRS has examined the consolidated group's federal income tax returns through 1994. The Company has appealed certain adjustments proposed by the IRS with respect to the consolidated group's federal income tax returns for 1992, 1993, and 1994. Also, certain adjustments proposed by the IRS with respect to FAFLIC/AFLIAC's federal income tax returns for 1982 and 1983 remain unresolved. If upheld, these adjustments would result in additional payments; however, the Company will vigorously defend its position with respect to these adjustments. In the Company's opinion, adequate tax liabilities have been established for all years. However, the amount of these tax liabilities could be revised in the near term if estimates of the Company's ultimate liability are revised.

7.  RELATED PARTY TRANSACTIONS

The Company has no employees of its own, but has agreements under which FAFLIC provides management, space and other services, including accounting, electronic data processing, human resources, legal and other staff functions. Charges for these services are based on full cost including all direct and indirect overhead costs, and amounted to $145.4 million and $124.1 million in 1998 and 1997. The net amounts payable to FAFLIC and affiliates for accrued expenses and various other liabilities and receivables were $16.4 million and $15.0 million at December 31, 1998 and 1997, respectively.

8.  DIVIDEND RESTRICTIONS

Delaware has enacted laws governing the payment of dividends to stockholders by insurers. These laws affect the dividend paying ability of the Company.

Pursuant to Delaware's statute, the maximum amount of dividends and other distributions that an insurer may pay in any twelve month period, without the prior approval of the Delaware Commissioner of Insurance, is limited to the greater of (i) 10% of its policyholders' surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year (if such insurer is a life company) or its net income (not including realized capital gains) for the preceding calendar year (if such insurer is not a life company). Any dividends to be paid by an insurer, whether or not in excess of the aforementioned threshold, from a source other than statutory earned surplus would also require the prior approval of the Delaware Commissioner of Insurance.

No dividends were declared by the Company during 1998, 1997 and 1996. During 1999, AFLIAC could pay dividends of $26.1 million to FAFLIC without prior approval.

9.  REINSURANCE

In the normal course of business, the Company seeks to reduce the loss that may arise from events that cause unfavorable underwriting results by reinsuring certain levels of risk in various areas of exposure with other insurance enterprises or reinsurers. Reinsurance transactions are accounted for in accordance with the provisions of Statement No. 113, "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts" ("Statement No. 113").

The Company reinsures 100% of its traditional individual life and certain blocks of its universal life business, substantially all of its disability income business, and effective January 1, 1998, the mortality risk on the variable universal life and remaining universal life blocks of business in-force at December 31, 1997.

Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy. Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company; consequently, allowances are established for amounts deemed uncollectible. The Company determines the appropriate amount of reinsurance based on evaluation of the risks accepted and analyses prepared by consultants and reinsurers and on market conditions (including the availability and pricing of reinsurance). The Company also believes that the terms of its reinsurance contracts are consistent with industry practice in that they contain standard terms with respect to lines of business covered, limit and retention, arbitration and occurrence. Based on its review of its reinsurers' financial statements and reputations in the reinsurance marketplace, the Company believes that its reinsurers are financially sound.

Amounts recoverable from reinsurers at December 31, 1998 and 1997 for the disability income business were $230.8 million and $216.1 million, respectively, traditional life were $11.4 million and $15.2 million, respectively, and universal and variable universal life were $65.8 million and $19.8 million, respectively.

The effects of reinsurance were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  1998    1997    1996
------------------------------------------------------------  ------  ------  ------
Insurance premiums:
  Direct....................................................  $ 45.5  $ 48.8  $ 53.3
  Assumed...................................................    --       2.6     3.1
  Ceded.....................................................   (45.0)  (28.6)  (23.7)
                                                              ------  ------  ------
Net premiums................................................  $  0.5  $ 22.8  $ 32.7
                                                              ------  ------  ------
                                                              ------  ------  ------

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  1998    1997    1996
------------------------------------------------------------  ------  ------  ------
Insurance and other individual policy benefits, claims,
 losses and loss adjustment expenses:
  Direct....................................................  $204.0  $226.0  $206.4
  Assumed...................................................    --       4.2     4.5
  Ceded.....................................................   (50.1)  (42.4)  (18.3)
                                                              ------  ------  ------
Net policy benefits, claims, losses and loss adjustment
 expenses...................................................  $153.9  $187.8  $192.6
                                                              ------  ------  ------
                                                              ------  ------  ------

10.  DEFERRED POLICY ACQUISITION COSTS

The following reflects the changes to the deferred policy acquisition asset:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  1998    1997    1996
------------------------------------------------------------  ------  ------  ------
Balance at beginning of year................................  $765.3  $632.7  $555.7
  Acquisition expenses deferred.............................   242.4   184.2   116.6
  Amortized to expense during the year......................   (64.6)  (53.1)  (49.9)
  Adjustment to equity during the year......................     7.4   (10.2)   10.3
  Adjustment for cession of disability income insurance.....    --     (38.6)   --
  Adjustment for revision of universal life and variable
    universal life insurance mortality assumptions..........    --      50.3    --
                                                              ------  ------  ------
Balance at end of year......................................  $950.5  $765.3  $632.7
                                                              ------  ------  ------
                                                              ------  ------  ------

On October 1, 1997, the Company revised the mortality assumptions for universal life and variable universal life product lines. These revisions resulted in a $50.3 million recapitalization of deferred policy acquisition costs.

11.  LIABILITIES FOR INDIVIDUAL DISABILITY INCOME BENEFITS

The Company regularly updates its estimates of liabilities for future policy benefits and outstanding claims, losses and loss adjustment expenses as new information becomes available and further events occur which may impact the resolution of unsettled claims. Changes in prior estimates are recorded in results of operations in the year such changes are determined to be needed.

The liability for future policy benefits and outstanding claims, losses and loss adjustment expenses related to the Company's disability income business was $233.3 million and $219.9 million at December 31, 1998 and 1997. Due to the reinsurance agreement whereby the Company has ceded substantially all of its disability income business to a highly rated reinsurer, the Company believes that no material adverse development of losses will occur. However, the amount of the liabilities could be revised in the near term if the estimates are revised.

12.  CONTINGENCIES

REGULATORY AND INDUSTRY DEVELOPMENTS

Unfavorable economic conditions may contribute to an increase in the number of insurance companies that are under regulatory supervision. This may result in an increase in mandatory assessments by state guaranty funds, or voluntary payments by solvent insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments, which are subject to statutory limits, can be partially recovered through a reduction in future premium taxes in some states. The Company is not able to reasonably estimate the potential effect on it of any such future assessments or voluntary payments.

LITIGATION

In July 1997, a lawsuit on behalf of a putative class was instituted in Louisiana against AFC and certain of its subsidiaries including AFLIAC, by individual plaintiffs alleging fraud, unfair or deceptive acts, breach of contract, misrepresentation, and related claims in the sale of life insurance policies. In October 1997, plaintiffs voluntarily dismissed the Louisiana suit and filed a substantially similar action in Federal District Court in Worcester, Massachusetts. In early November 1998, AFC and the plaintiffs entered into a settlement agreement, to which the court granted preliminary approval on December 4, 1998. A hearing was held on March 19, 1999 to consider final approval of the settlement agreement. A decision by the court is expected to be rendered in the near future. Accordingly, AFLIAC recognized a $21.0 million pre-tax expense during the third quarter of 1998 related to this litigation. Although the Company believes that this expense reflects appropriate recognition of its obligation under the settlement, this estimate assumes the availability of insurance coverage for certain claims, and the estimate may be revised based on the amount of reimbursement actually tendered by AFC's insurance carriers, if any, and based on changes in the Company's estimate of the ultimate cost of the benefits to be provided to members of the class.

The Company has been named a defendant in various legal proceedings arising in the normal course of business. In the Company's opinion of, based on the advice of legal counsel, the ultimate resolution of these proceedings will not have a material effect on the Company's financial statements. However, liabilities related to these proceedings could be established in the near term if estimates of the ultimate resolution of these proceedings are revised.

YEAR 2000

The Year 2000 Issue is the result of computer programs being written using two digits rather than four to define the applicable year. Any of the Company's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in a system failure or miscalculations causing disruptions of operations, including, among other things, a temporary inability to process transactions, send invoices, or engage in similar normal business activities.

Although the Company does not believe that there is a material contingency associated with the Year 2000 project, there can be no assurance that exposure for material contingencies will not arise.

13.  STATUTORY FINANCIAL INFORMATION

The Company is required to file annual statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities (statutory basis). Statutory surplus differs from shareholder's equity reported in accordance with generally accepted accounting principles primarily because policy acquisition costs are expensed when incurred, investment reserves are based on different assumptions, life insurance reserves are based on different assumptions and income tax expense reflects only taxes paid or currently payable. Statutory net income and surplus are as follows:

(IN MILLIONS)                                                  1998    1997    1996
------------------------------------------------------------  ------  ------  ------
Statutory net income........................................  $ (8.2) $ 31.5  $  5.4
Statutory shareholder's surplus.............................  $309.7  $307.1  $234.0

                                 FULCRUM SPVUL
                      STATEMENTS OF ASSETS AND LIABILITIES
                                   UNAUDITED
                               DECEMBER 31, 1998

                                                               INTERNATIONAL   STRATEGIC
                                              VALUE   GROWTH      GROWTH        INCOME
                                              -----   ------   -------------   ---------
ASSETS
Investment in shares of Allmerica Investment
 Trust......................................   $--     $--          $--           $--
Investments in shares of The Fulcrum
 Trust......................................    --      --           --            --
                                              -----   ------        ---           ---
  Total assets..............................    --      --           --            --

LIABILITIES:                                    --      --           --            --
                                              -----   ------        ---           ---
  Net assets................................   $--     $--          $--           $--
                                              -----   ------        ---           ---
                                              -----   ------        ---           ---

                                                                         AIT
                                                     GLOBAL             MONEY
                                              INTERACTIVE/TELECOMM      MARKET
                                              --------------------   ------------
ASSETS
Investment in shares of Allmerica Investment
 Trust......................................          $--                $--
Investments in shares of The Fulcrum
 Trust......................................           --                 --
                                                      ---                ---
  Total assets..............................           --                 --
LIABILITIES:                                           --                 --
                                                      ---                ---
  Net assets................................          $--                $--
                                                      ---                ---
                                                      ---                ---

   The accompanying notes are an integral part of these financial statements.

                     FULCRUM VARIABLE LIFE SEPARATE ACCOUNT

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- ORGANIZATION

    The Fulcrum Variable Life Separate Account (the Variable Account) is a separate investment account of Allmerica Financial Life Insurance and Annuity Company (the Company), established on August 26, 1997 for the purpose of separating from the general assets of the Company those assets used to fund certain modified single payment variable life insurance policies issued by the Company. The Company is a wholly-owned subsidiary of First Allmerica Financial Life Insurance Company (First Allmerica). First Allmerica is a wholly-owned subsidiary of Allmerica Financial Corporation (AFC). Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the other assets and liabilities of the Company. The Variable Account cannot be charged with liabilities arising out of any other business of the Company.

    The Variable Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the 1940 Act). The Variable Account currently offers six Sub-Accounts under the Fulcrum variable life policies. Each Sub-Account invests exclusively in a corresponding portfolio of The Fulcrum Trust (formerly The Palladian(sm) Trust) or the Allmerica Investment Trust (AIT) managed by Allmerica Financial Investment Management Services, Inc. (AFIMS) (successor to Allmerica Investment management Company, Inc.), a wholly-owned subsidiary of First Allmerica. The Fulcrum Trust and AIT (the Funds) are open-end management investment companies registered under the 1940 Act.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

    INVESTMENTS -- Security transactions are recorded on the trade date. Investments held by the Sub-Accounts are stated at the net asset value per share of the respective investment portfolio of the Funds. Net realized gains and losses on securities sold are determined using the average cost method. Dividends and capital gain distributions are recorded on the ex-dividend date and are reinvested in additional shares of the respective investment portfolio of the Funds at net asset value.

    FEDERAL INCOME TAXES -- The Company is taxed as a "life insurance company" under Subchapter L of the Internal Revenue Code (the Code) and files a consolidated federal income tax return with First Allmerica. The Company anticipates no tax liability resulting from the operations of the Variable Account. Therefore, no provision for income taxes will be charged against the Variable Account.

NOTE 3 -- INVESTMENTS

    There were no investment purchases or sales for the period ended December 31, 1998.

NOTE 4 -- RELATED PARTY TRANSACTIONS

    On the date of issue and each monthly payment date thereafter, a monthly charge is deducted from the policy value to compensate the Company for the cost of insurance, which varies by policy, administrative charges, distribution charges and the cost of any additional benefits provided by rider. The policyowner may instruct the Company to deduct this monthly charge from a specific Sub-Account, but if not so specified, it will be deducted on a pro-rata basis of allocation which is the same proportion that the policy value in the General Account of the Company and in each Sub-Account bear to the total policy value.

    The Company makes a charge of 0.90% per annum based on the average daily net assets of each Sub-Account at each valuation date for mortality and expense risks. This charge may be increased or decreased by

                     FULCRUM VARIABLE LIFE SEPARATE ACCOUNT

NOTE 4 -- RELATED PARTY TRANSACTIONS (CONTINUED)

the Board of Directors of the Company, subject to compliance with applicable state and federal requirements, but the total charge may not exceed 0.90% per annum. This charge is deducted from the daily value of each Sub-Account and is paid to the Company on a monthly basis.

    Allmerica Investments, Inc. (Allmerica Investments), a wholly-owned subsidiary of First Allmerica, is principal underwriter and general distributor of the Variable Account, and does not receive any compensation for sales of the policies. Commissions are paid by the Company to registered representatives of Allmerica Investments and to certain independent broker-dealers. The current series of policies have a contingent deferred sales charge and no deduction is made for sales charges at the time of the sale.

PART II


UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission ("SEC") such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the SEC heretofore or hereafter duly adopted pursuant to authority conferred in that section.

RULE 484 UNDERTAKING

Article VIII of Registrant's Bylaws provides: Each Director and each Officer of the Corporation, whether or not in office, (and his executors or administrators), shall be indemnified or reimbursed by the Corporation against all expenses actually and necessarily incurred by him in the defense or reasonable settlement of any action, suit, or proceeding in which he is made a party by reason of his being or having been a Director or Officer of the Corporation, including any sums paid in settlement or to discharge judgment, except in relation to matters as to which he shall be finally adjudged in such action, suit, or proceeding to be liable for negligence or misconduct in the performance of his duties as such Director or Officer; and the foregoing right of indemnification or reimbursement shall not affect any other rights to which he may be entitled under the Articles of Incorporation, any statute, bylaw, agreement, vote of stockholders, or otherwise.

Insofar as indemnification for liability arising under the 1933 Act may be permitted to Directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

REPRESENTATIONS PURSUANT TO SECTION 26(e) OF THE INVESTMENT COMPANY ACT OF 1940

The Company hereby represents that the aggregate fees and charges under the Policy are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                     CONTENTS OF THE REGISTRATION STATEMENT


This registration statement comprises the following papers and documents:

The facing sheet.
Cross-reference to items required by Form N-8B-2. The prospectus consisting of ____ pages.
The undertaking to file reports.
The undertaking pursuant to Rule 484 under the 1933 Act. Representations pursuant to Section 26(e) of the 1940 Act.
The signatures.

Written consents of the following persons:

     1.    Actuarial Consent
     2.    Opinion of Counsel
     3.    Consent of Independent Accountants

The following exhibits:

     1. Exhibit 1 (Exhibits required by paragraph A of the instructions to Form N-8B-2)

          (1) Certified copy of Resolutions of the Board of Directors of the Company dated June 13, 1996 establishing the Fulcrum Variable Life Separate Account was filed in Registrant's initial Registration Statement on November 5, 1996, and is incorporated by reference herein.

          (2)  Not Applicable.

          (3)  Not Applicable.

          (4)  Not Applicable.

          (5) Amended Specifications Page was previously filed on May 15, 1998 in Post-Effective Amendment No. 1, and is incorporated by reference herein. Policy Form was filed in Registrant's Initial Registration Statement on November 5, 1996, and is incorporated by reference herein.

          (6) Company's Restated Articles of Incorporation and Bylaws were filed in Registrant's Initial Registration Statement on November 5, 1996, and are incorporated by reference herein.

          (7)  Not Applicable.

          (8) (a) Participation Agreement with Allmerica Investment Trust was previously filed on April 30, 1998 in Post-Effective Amendment No. 1, and is incorporated by reference herein.

               (b) Participation Agreement with The Palladian Trust was previously filed on April 30, 1998 in Post-Effective Amendment No. 1, and is incorporated by reference herein.

          (9)  Directors' Power of Attorney is filed herewith.

          (10) Amended Application Form was previously filed on May 15, 1998 in Post-Effective Amendment No. 1, and is incorporated by reference herein. Application Form was previously filed on April 30, 1998 in Post-Effective Amendment No. 1, and is incorporated by reference herein.

     2.   The Policy and Policy riders are as set forth in Exhibit 1(5) above.

     3.   Opinion of Counsel is filed herewith.

     4.   Not Applicable.

     5.   Not Applicable.

     6.   Actuarial Consent is filed herewith.

     7. Procedures Memorandum pursuant to Rule 6e-3(T)(b)(12)(iii) under the 1940 Act which includes conversion procedures pursuant to Rule 6e-3(T)(b)(13)(v)(B) was filed in Registrant's Initial Registration Statement on November 5, 1996, and is incorporated by reference herein.

     8.   Consent of Independent Accountants is filed herewith.

     9.   Directors' Power of Attorney is filed herewith.

     10. Wholesaling Agreement was previously filed on Registrant's Initial Registration Statement on November 5, 1996, and is incorporated by reference herein.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Worcester, and Commonwealth of Massachusetts, on the 2nd day of April, 1999.

                     FULCRUM VARIABLE LIFE SEPARATE ACCOUNT
            OF ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

                                       By: /s/ Abigail M. Armstrong
                                           -----------------------------------
                                           Abigail M. Armstrong, Secretary

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signatures                               Title                                         Date
----------                               -----                                         ----
/s/ Warren E. Barnes                     Vice President and Corporate Controller       April 2, 1999
Warren E. Barnes

/s/ Edward J. Parry III                  Director, Vice President, Chief Financial
Edward J. Parry III                      Officer and Treasurer                         April 2, 1999

/s/ Richard M. Reilly                    Director, President and
Richard M. Reilly                        Chief Executive Officer                       April 2, 1999

John F. O'Brien*                         Director and Chairman of the Board            April 2, 1999

Bruce C. Anderson*                       Director                                      April 2, 1999

Robert E. Bruce*                         Director and Chief Information Officer        April 2, 1999

John P. Kavanaugh*                       Director, Vice President and                  April 2, 1999
                                         Chief Investment Officer

John F. Kelly*                           Director, Vice President and                  April 2, 1999
                                         General Counsel

J. Barry May                             Director                                      April 2, 1999

James R. McAuliffe*                      Director                                      April 2, 1999

Robert P. Restrepo, Jr.*                 Director                                      April 2, 1999

Eric A. Simonsen*                        Director and Vice President                   April 2, 1999

Phillip E. Soule*                        Director                                      April 2, 1999


*Sheila B. St. Hilaire, by signing her name hereto, does hereby sign this document on behalf of each of the above-named Directors and Officers of the Registrant pursuant to the Power of Attorney dated April 1, 1999 duly executed by such persons.

/s/ Sheila B. St. Hilaire
----------------------------------------
Sheila B. St. Hilaire, Attorney-in-Fact

                             FORM S-6 EXHIBIT TABLE


Exhibit 1(9)      Directors' Power of Attorney

Exhibit 3         Opinion of Counsel

Exhibit 6         Actuarial Consent

Exhibit 8         Consent of Independent Accountants